LEHMAN BROTHERS MUNICIPAL MONEY FUND

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND




INVESTOR CLASS SHARES

Prospectus March 1, 2006

[LOGO] LEHMAN BROTHERS ASSET MANAGEMENT

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



--------------------------------------------------------------------------------

CONTENTS


INVESTOR CLASS SHARES

Lehman Brothers Municipal Money Fund.............1

Lehman Brothers New York Municipal Money Fund....7

YOUR INVESTMENT

Eligible Accounts...............................13

Maintaining Your Account........................13

Market Timing Policy............................14

Portfolio Holdings Policy.......................14

Share Prices....................................14

Distributions and Taxes.........................15

Fund Structure..................................16


THESE FUNDS:

..  are designed for investors seeking capital preservation, liquidity and income

.. are designed for investors seeking income exempt from federal income tax and, for investors in the Lehman Brothers New York Municipal Money Fund, income exempt from New York State and New York City personal income taxes

.. offer you the opportunity to participate in financial markets through professionally managed money market portfolios

..  are money market sweep funds for certain eligible accounts

.. are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

.. carry certain risks. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)


Please note that shares of Lehman Brothers New York Municipal Money Fund are not available in all states. Shares of Lehman Brothers New York Municipal Money Fund are only available in states in which they are authorized for purchase.

--------------------------------------------------------------------------------
             (C)2006 Lehman Brothers Asset Management LLC. All rights reserved.

--------------------------------------------------------------------------------

LEHMAN BROTHERS MUNICIPAL MONEY FUND                      Ticker Symbol: NBTXX
(formerly, Neuberger Berman Municipal Money Fund)

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in high-quality, short-term municipal securities from issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The investment managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets in a mix of municipal securities that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets plus any borrowings for investment purposes in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL).

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO RATING CATEGORIES OF CREDIT QUALITY AND ANY UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.

TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Historically, these bonds have made up a significant portion of the Fund's holdings. Consult your tax adviser for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts, and may not be beneficial for investors in low tax brackets.

OTHER RISKS

ALTHOUGH THE FUND HAS MAINTAINED A STABLE SHARE PRICE SINCE ITS INCEPTION AND INTENDS TO CONTINUE TO DO SO, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT TAX-EXEMPT AND MAY MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------

PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR*
                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
 1996    1997     1998    1999     2000    2001    2002    2003    2004    2005
--------------------------------------------------------------------------------
2.80%   3.03%    2.86%   2.67%    3.52%   2.26%   0.87%   0.44%   0.61%   1.84%

BEST QUARTER: Q4 '00, 0.94%
WORST QUARTER: 03 '03, 0.07%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/05*

                  ----------------------------------------------------
                                          1 YEAR   5 YEARS   10 YEARS
                  ----------------------------------------------------
                  Municipal Money Fund     1.84     1.20      2.09
                  ----------------------------------------------------

*Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE, IF ANY SHOULD OCCUR. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

TO OBTAIN THE FUND'S CURRENT YIELD, CONTACT YOUR LEHMAN BROTHERS REPRESENTATIVE OR VISIT WWW.LEHMANAM.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

                  FEE TABLE
                  -----------------------------------------------
                  SHAREHOLDER FEES                        NONE

                  ANNUAL OPERATING EXPENSES
                  (% OF AVERAGE NET ASSETS)
                  These are deducted from Fund assets,
                  so you pay them indirectly

                            Management fees               0.52

                  PLUS:     Distribution (12b-1) fees     None

                            Other expenses                0.08
                  -----------------------------------------------
                  EQUALS:   Total annual operating
                            expenses                      0.60
                  -----------------------------------------------
                  MINUS:    Expense Reimbursement         0.01
                  -----------------------------------------------
                  EQUALS:   Net Expenses*                 0.59

                  -----------------------------------------------

*Neuberger Berman Management Inc. ("NBMI") has contractually agreed to reimburse certain expenses of the Fund through 10/31/2009, so that the total annual operating expenses of the Fund are limited to 0.59% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The Fund has agreed to repay NBMI for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed 0.59% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

 At its discretion, NBMI may also voluntarily waive certain expenses of the Fund.

 The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                    ------------------------------------------------------
                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                    ------------------------------------------------------
                    Expenses  $60        $189        $332         $747
                    ------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $175 billion in total assets (as of 11/30/2005) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2005, the management/administration fees paid to the Manager by the Fund were 0.52% of average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report to shareholders dated October 31, 2005.

PORTFOLIO MANAGERS

JANET A. FIORENZA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Fiorenza has co-managed this Fund since July 2005. Prior to joining Neuberger Berman, Ms. Fiorenza managed funds for another adviser since 1988.

WILLIAM J. FURRER is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Mr. Furrer has co-managed this Fund since July 2005. Prior to joining Neuberger Berman, Mr. Furrer managed funds for another adviser since 1990.

KELLY M. LANDRON is a Vice President of Neuberger Berman Management Inc., Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Landron has co-managed this Fund since March 2000. Ms. Landron has been employed at Neuberger Berman since 1990 and has held positions in fixed income trading, analysis and portfolio management for Neuberger Berman.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                          2001          2002       2003       2004       2005
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.


Share price (NAV) at beginning of period                     0.9997          0.9998     0.9998     0.9998     0.9998

PLUS:        Income from investment operations

             Net investment income                           0.0269          0.0092     0.0050     0.0051     0.0158

             Net gains/losses -- realized                    0.0001/(2)/         --         --         --         --

             Subtotal: income from investment operations     0.0270          0.0092     0.0050     0.0051     0.0158

MINUS:       Distributions to shareholders

             Income dividends                                0.0269          0.0092     0.0050     0.0051     0.0158

             Capital gain distributions                          --              --         --         --         --

             Subtotal: distributions to shareholders         0.0269          0.0092     0.0050     0.0051     0.0158

EQUALS:      Share price (NAV) at end of period              0.9998          0.9998     0.9998     0.9998     0.9998

RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------

The ratios show the Fund's expenses and net investment income -- as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.


NET EXPENSES -- ACTUAL                                         0.60            0.62       0.61       0.61       0.60

EXPENSES/(1)/                                                  0.61            0.62       0.61       0.61       0.60

NET INVESTMENT INCOME -- ACTUAL                                2.60            0.92       0.50       0.51       1.62

OTHER DATA
------------------------------------------------------------------------------------------------------------------------------

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.


TOTAL RETURN (%)                                               2.72            0.93       0.50       0.51       1.59

NET ASSETS AT END OF PERIOD (IN MILLIONS OF DOLLARS)          455.2           533.3      410.9      426.1      587.1
------------------------------------------------------------------------------------------------------------------------------

      All of the above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

(1) Shows what this ratio would have been if there had been no expense offset arrangements.

(2) The amount shown may not agree with aggregate gains and losses because of the timing of sales and repurchases of Fund shares.

--------------------------------------------------------------------------------

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND             Ticker Symbol: LBNXX

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. For investors that live outside of New York, a portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The investment managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities of New York and other municipalities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets primarily in a mix of municipal securities of New York that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets plus any borrowings for investment purposes in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

With respect to 20% of its assets, the Fund may invest in taxable securities, the interest income on which is subject to federal income tax and New York State and New York City personal income taxes.

MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL).

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO RATING CATEGORIES OF CREDIT QUALITY AND ANY UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.

TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

Because the Fund intends to primarily invest in municipal securities of New York, it is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Consult your tax advisor for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts and may not be beneficial for investors in low tax brackets.

OTHER RISKS

ALTHOUGH THE FUND INTENDS TO MAINTAIN A STABLE SHARE PRICE, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT FEDERALLY EXEMPT, AS WELL AS NEW YORK STATE AND NEW YORK CITY EXEMPT, AND MEAN LOST OPPORTUNITIES.

--------------------------------------------------------------------------------


PERFORMANCE

When this prospectus was prepared, the Fund was new. Accordingly, performance charts are not included.

TO OBTAIN THE FUND'S CURRENT YIELD, CONTACT YOUR LEHMAN BROTHERS REPRESENTATIVE OR VISIT WWW.LEHMANAM.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

               FEE TABLE
               --------------------------------------------------
               SHAREHOLDER FEES                           None

               ANNUAL OPERATING EXPENSES
               (% OF AVERAGE NET ASSETS)

               These are deducted from Fund assets,
               so you pay them indirectly

                       Management fees*                   0.52

               PLUS:   Distribution (12b-1) fees          None

                       Other expenses**                   0.08
               --------------------------------------------------
               EQUALS: Total annual operating expenses    0.60
               --------------------------------------------------
               MINUS:  Expense Reimbursement              0.01
               --------------------------------------------------
               EQUALS: Net Expenses***                    0.59

               --------------------------------------------------

  *"Management fees" includes investment management and administration fees.

 **"Other expenses" are based on estimated amounts for the current fiscal year.

***Neuberger Berman Management Inc. ("NBMI") has contractually agreed to reimburse certain expenses of the Fund through 10/31/2009, so that the total annual operating expenses of the Fund are limited to 0.59% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions and extraordinary expenses. The Fund has agreed to repay NBMI for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed 0.59% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

   At its discretion, NBMI may also voluntarily waive certain expenses of the Fund.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                            ----------------------------
                                     1 YEAR     3 YEARS
                            ----------------------------
                            Expenses  $60        $189
                            ----------------------------

--------------------------------------------------------------------------------

INVESTMENT MANAGER

NEUBERGER BERMAN MANAGEMENT INC. (THE "MANAGER") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to choose the Fund's investments and handle its day-to-day business. As investment manager, the Manager is responsible for overseeing the activities of Lehman Brothers Asset Management LLC. The Manager and Lehman Brothers Asset Management LLC are, respectively, indirect and direct wholly owned subsidiaries of Lehman Brothers Holdings Inc.

The Fund pays the Manager fees at the annual rate of 0.25% of the first $500 million, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% in excess of $2 billion of the Fund's average daily net assets for investment management services and 0.27% of average daily net assets for administrative services provided to the Fund's shareholders.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory contracts by the Board of Trustees will be available in the Fund's semi-annual report to shareholders dated April 2006.

PORTFOLIO MANAGERS

JANET A. FIORENZA is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Fiorenza has co-managed this Fund since its inception. Prior to joining Neuberger Berman, Ms. Fiorenza managed funds for another adviser since 1988.

WILLIAM J. FURRER is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Mr. Furrer has co-managed this Fund since its inception. Prior to joining Neuberger Berman, Mr. Furrer managed funds for another adviser since 1990.

KELLY M. LANDRON is a Vice President of Neuberger Berman Management Inc., Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Landron has co-managed this Fund since its inception. Ms. Landron has been employed at Neuberger Berman since 1990 and has held positions in fixed income trading, analysis and portfolio management for Neuberger Berman.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

--------------------------------------------------------------------------------

YOUR INVESTMENT

ELIGIBLE ACCOUNTS

The Investor Class shares of the Funds available in this prospectus may be available through certain investment providers such as banks, brokerage firms and financial advisers managed or established at Lehman Brothers or its affiliates.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management Inc. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

MAINTAINING YOUR ACCOUNT

The Funds offer their Investor Class shares as cash sweep vehicles for investment advisory, brokerage and other accounts managed or established at Lehman Brothers or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Lehman Brothers. All investments must be made in U.S. dollars.

The Funds are designed so that free credit cash balances held in an eligible account can be automatically invested in Fund shares. All such available cash balances of $2000 or more in an eligible account are automatically invested in the Funds on a daily basis. These amounts include proceeds of securities sold in your plan's account.

There is no sales charge or commission paid for investment in Fund shares. The Funds do not issue certificates for shares.

The proceeds from the shares you sell are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

..  in unusual circumstances where the law allows additional time if needed

.. if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

Under certain circumstances, the Funds reserve the right to:

..  suspend the offering of shares

..  reject any exchange or purchase order

.. suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

..  change, suspend, or revoke the exchange privilege

..  suspend the telephone order privilege

.. satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

.. suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange ("Exchange") is restricted, or as otherwise permitted by the SEC

.. suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

.. suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve Wire System ("Federal Reserve") or the bond market closes early (e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard)

--------------------------------------------------------------------------------


.. postpone payments for redemption requests received after 3:00 p.m. Eastern time until the next business day, which would mean that your redemption proceeds would not be available to you on the day you placed your redemption order

.. change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

..  take orders to purchase or sell Fund shares when the Exchange is closed.

INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

SHARE PRICES

Because Investor Class shares of these Funds do not have sales charges, the price you pay for each share of a Fund is the net asset value per share. Similarly, because there are no fees for selling shares, the Fund pays you the full share price when you sell shares. Remember that your investment provider may charge fees for its investment management services.

--------------------------------------------------------------------------------


The Funds are open for business every day that both the Exchange and the Federal Reserve are open. The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day. Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m. Eastern time in order to be processed that day. Because fixed income securities trade in markets outside the Exchange, a Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on the Neuberger Berman website, www.nb.com.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. Each Fund calculates its share price as of 3:00 p.m. on business days. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day.

SHARE PRICE CALCULATIONS

THE PRICE OF INVESTOR CLASS SHARES OF A FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO THE INVESTOR CLASS SHARES MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INVESTOR CLASS SHARES OUTSTANDING. EACH FUND DOES NOT ANTICIPATE THAT ITS SHARE PRICE WILL FLUCTUATE.

WHEN VALUING PORTFOLIO SECURITIES, EACH FUND USES A CONSTANT AMORTIZATION
METHOD.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders net investment income and net realized capital gains, if any. Ordinarily, each Fund declares income dividends (which may include net short-term capital gain, if any) daily and pays them monthly. The Funds do not anticipate making any future distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss).

Unless you designate otherwise, your income dividends from a Fund will be reinvested in additional shares of the distributing class of that Fund. However, if you prefer you will receive all distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the same class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application.

HOW DISTRIBUTIONS ARE TAXED -- The part of a Fund's income distributions that is designated as "exempt-interest dividends" (essentially, the part of the Fund's distributions equal to the excess of its excludable interest over certain amounts disallowed as deductions) will be excludable from its shareholders' gross income for federal income tax purposes. Accordingly, shares of the Funds are not appropriate investments for tax-advantaged retirement plans and accounts and other tax-exempt investors.

Distributions other than exempt-interest dividends generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31.

Distributions of income (other than exempt-interest dividends) and net short-term capital gain are generally taxed as ordinary income. It is not expected that any of the Fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

In general, income dividends from the Funds generally are free from federal income tax. However, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of the federal alternative minimum tax, and part of the Funds' income dividends may be a tax preference item for purposes of the federal alternative minimum tax. A Fund may invest in securities or use techniques that produce taxable income; your statement will identify any income of this type.

--------------------------------------------------------------------------------


For investors in the Lehman Brothers New York Municipal Money Fund, for New York State and New York City personal income tax purposes, distributions derived from interest on municipal securities on New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York State and New York City personal income taxes.

HOW SHARE TRANSACTIONS ARE TAXED -- Shareholders that sell shares of a Fund will not realize a taxable gain or loss as long as the Fund maintains a share price of $1.00.

TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS, IF ANY, CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Funds.

--------------------------------------------------------------------------------




NEUBERGER BERMAN INCOME FUNDS

INVESTOR CLASS SHARES

No load, sales charges or 12b-1 fees

If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- Published twice a year, the shareholder reports offer information about each Fund's recent performance, including:
.. a discussion by the portfolio managers about strategies and market conditions .. Fund performance data and financial statements
..  portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:
..  various types of securities and practices, and their risks
..  investment limitations and additional policies
..  information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC AND LEHMAN BROTHERS ASSET MANAGEMENT LLC

OBTAINING INFORMATION

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Institutional Support Services: 888-556-9030
Web site: www.lehmanam.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington D.C. 20549-0102. They are also available from the EDGAR Database on the SEC's website at www.sec.gov.

You may also view and copy the documents at the SEC's Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.





SEC file number 811-3802
F0465 02/06

--------------------------------------------------------------------------------

                          NEUBERGER BERMAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

         Investor Class Shares, Neuberger Berman Investor Class Shares, Trust Class Shares and Lehman Brothers Institutional Class Shares


                               DATED March 1, 2006

                         Neuberger Berman CASH RESERVES
                     Neuberger Berman GOVERNMENT MONEY Fund
                     Neuberger Berman HIGH INCOME Bond Fund
        LEHMAN BROTHERS CORE Bond Fund - Neuberger Berman Investor Class
                   Neuberger Berman LIMITED MATURITY Bond Fund
                   Neuberger Berman MUNICIPAL SECURITIES Trust



                             DATED January 27, 2006

      LEHMAN BROTHERS CORE Bond Fund - Lehman Brothers Institutional Class


              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

--------------------------------------------------------------------------------

     Neuberger Berman CASH RESERVES, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman HIGH INCOME Bond Fund, Neuberger Berman Investor Class of LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund, and Neuberger Berman MUNICIPAL SECURITIES Trust offer shares pursuant to Prospectuses dated March 1, 2006. Lehman Brothers Institutional Class of LEHMAN BROTHERS CORE Bond Fund offers shares pursuant to a prospectus dated January 27, 2006.

     The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.


     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT INFORMATION.........................................................1
     Investment Policies and Limitations.......................................1
     Cash Management and Temporary Defensive Positions.........................7
     Additional Investment Information.........................................8
     Risks of Equity Securities...............................................48

CERTAIN RISK CONSIDERATIONS...................................................49

PERFORMANCE INFORMATION.......................................................49
     Yield Calculations.......................................................49
     Tax Equivalent Yield.....................................................50
     Average Annual Total Return Computations.................................51
     Average Annual Total Return After Taxes on Distributions.................52
     Average Annual Total Return After Taxes on Distributions
       and Sale of Fund Shares................................................52

TRUSTEES AND OFFICERS.........................................................52

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................69
     Investment Manager and Administrator.....................................69
     Management and Administration Fees.......................................70
     Waivers and Reimbursements...............................................72
     Sub-Advisers.............................................................75
     Portfolio Manager Information............................................76
     Investment Companies Managed.............................................80
     Code of Ethics...........................................................83
     Management and Control of NB Management, Lehman Brothers Asset
       Management and Neuberger Berman........................................83

DISTRIBUTION ARRANGEMENTS.....................................................84

ADDITIONAL PURCHASE INFORMATION...............................................86
     Share Prices and Net Asset Value.........................................86
     Automatic Investing and Dollar Cost Averaging............................87

ADDITIONAL EXCHANGE INFORMATION...............................................88

ADDITIONAL REDEMPTION INFORMATION.............................................93
     Suspension of Redemptions................................................93
     Redemptions in Kind......................................................93

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................94

ADDITIONAL TAX INFORMATION....................................................95
     Taxation of the Funds....................................................95
     Taxation of the Funds' Shareholders......................................98

VALUATION OF PORTFOLIO SECURITIES.............................................99

PORTFOLIO TRANSACTIONS........................................................99
     Portfolio Turnover......................................................104
     Proxy Voting............................................................104

PORTFOLIO HOLDINGS DISCLOSURE................................................106

REPORTS TO SHAREHOLDERS......................................................108

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS...............................108

CUSTODIAN AND TRANSFER AGENT.................................................109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................110

LEGAL COUNSEL................................................................110

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................110

REGISTRATION STATEMENT.......................................................111

FINANCIAL STATEMENTS.........................................................112

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...................A-1

                             INVESTMENT INFORMATION

     Each Fund is a separate operating series of Neuberger Berman Income Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     At the close of business on June 10, 2005, LEHMAN BROTHERS CORE Bond Fund acquired all the assets and assumed all the liabilities of Ariel Premier Bond Fund, a series of Ariel Investment Trust. Prior to that date, LEHMAN BROTHERS CORE Bond Fund had no operations. Financial and performance information in this SAI prior to June 10, 2005 for the Fund is that of each respective class of the Ariel Premier Bond Fund, the predecessor to the LEHMAN BROTHERS CORE Bond Fund for performance and accounting purposes.

     At the close of business on September 6, 2002, Neuberger Berman HIGH INCOME Bond Fund acquired all the assets and assumed all the liabilities of Lipper High Income Bond Fund, a series of The Lipper Funds, Inc., and Neuberger Berman HIGH YIELD Bond Fund, a prior series of the Trust. Prior to that date, Neuberger Berman HIGH INCOME Bond Fund had no operations.

     Through February 9, 2001, the Funds (except LEHMAN BROTHERS CORE Bond Fund and Neuberger Berman HIGH INCOME Bond Fund) were organized as feeder funds in master-feeder structures rather than in a single level multiple-class structure. As feeder funds, they were series of Neuberger Berman Income Funds and Neuberger Berman Income Trust. As of that date, those feeder funds reorganized into the
Funds' Investor Class and Trust Class of units of beneficial interest ("shares"), respectively.

     The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

     (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or

     (2)  a majority of the outstanding shares of the Fund.

     These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations
-----------------------------------

     For purposes of the investment limitation on concentration in a particular industry, Neuberger Berman LIMITED MATURITY Bond Fund determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under the Fund's quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the Fund's quality restrictions without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. Neuberger Berman CASH RESERVES determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act. Also for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") is interpreted to include similar types of time deposits.

     With respect to the limitation on borrowings, Neuberger Berman HIGH INCOME Bond Fund may pledge assets in connection with permitted borrowings. For purposes of its limitation on commodities, Neuberger Berman LIMITED MATURITY Bond Fund does not consider foreign currencies or forward contracts to be physical commodities and LEHMAN BROTHERS CORE Bond Fund does not consider forward contracts to be physical commodities.

     For purposes of LEHMAN BROTHERS CORE Bond Fund's investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") is interpreted to include similar types of time deposits.

     Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, NB Management (Lehman Brothers Asset Management LLC ("Lehman Brothers Asset Management") in the case of Lehman Brothers Core Bond Fund) will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

     The fundamental investment policies and limitations of Neuberger Berman GOVERNMENT MONEY Fund are as follows:

     1. BORROWING. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). In addition to the foregoing, the Fund may borrow from any person for temporary purposes in an amount not exceeding 5% of the Fund's total assets at the time the loan is made.

     2. COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities, commodity contracts, foreign exchange, or real estate, including interests in real estate investment trusts and real estate mortgage loans, except securities issued by the Government National Mortgage Association ("GNMA").

     3. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, provided, however that in accordance with its investment objective, policies, and limitations, the Fund can (i) purchase debt securities and (ii) engage in repurchase agreements.

     4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities") or (ii) investments in CDs or banker's acceptances issued by domestic branches of U.S. banks.

     5. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

     6. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     7. SHORT SALES AND PUTS, CALLS, STRADDLES, OR SPREADS. The Fund may not effect short sales of securities or write or purchase any puts, calls, straddles, spreads, or any combination thereof.

     The non-fundamental investment policies and limitations of Neuberger Berman GOVERNMENT MONEY Fund are as follows:

     1. BORROWING AND SECURITIES LENDING. As an operating policy, the Fund does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions.

     2. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     The fundamental investment policies and limitations of Neuberger Berman CASH Reserves, Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund, and Neuberger Berman MUNICIPAL SECURITIES Trust unless otherwise indicated are as follows:

     1. BORROWING (NEUBERGER BERMAN CASH RESERVES, NEUBERGER BERMAN HIGH INCOME BOND FUND, NEUBERGER BERMAN LIMITED MATURITY BOND FUND, AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and (except for Neuberger Berman HIGH INCOME Bond Fund) not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     BORROWING (LEHMAN BROTHERS CORE Bond Fund). The Fund may not borrow money, except that it may borrow money from banks for temporary or emergency purposes and not for leveraging or investment; provided that borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. Neuberger Berman LIMITED MATURITY Bond Fund, Neuberger Berman HIGH INCOME Fund, LEHMAN BROTHERS CORE Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For Neuberger Berman HIGH INCOME Bond Fund this restriction also shall not prohibit the Fund from purchasing foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments. Neuberger Berman CASH RESERVES may not purchase commodities or contracts thereon, but this restriction shall not prohibit the Fund from purchasing the securities of issuers that own interests in any of the foregoing.

     3. DIVERSIFICATION. No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
(Although not a fundamental limitation, Neuberger Berman CASH RESERVES is subject to the diversification requirements of Rule 2a-7 under the 1940 Act.)

     4. INDUSTRY CONCENTRATION (NEUBERGER BERMAN LIMITED MATURITY BOND FUND, NEUBERGER BERMAN HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE BOND FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). No Fund may invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities or (ii) investments by Neuberger Berman MUNICIPAL SECURITIES Trust in municipal securities.

     INDUSTRY CONCENTRATION (NEUBERGER BERMAN CASH RESERVES). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund normally will invest more than 25% of its total assets in the obligations of issuers having their principal business activities in the financial services industries or repurchase agreements on such obligations. This limitation does not apply to purchases of U.S. Government and Agency Securities.

     5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, and for Neuberger Berman HIGH INCOME Bond Fund loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

     7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

     8. Underwriting. No Fund may engage in the business of underwriting securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.




     The non-fundamental investment policies and limitations of Neuberger Berman CASH RESERVES, Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund and Neuberger Berman LIMITED MATURITY Bond Fund unless otherwise indicated are as follows:

     1. INVESTMENTS IN ANY ONE ISSUER. Neuberger Berman CASH RESERVES may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7 under the 1940 Act) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer.

     2. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets (10% in the case of Neuberger Berman CASH RESERVES) would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     3. BORROWING (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Neither Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets. The Neuberger Berman HIGH INCOME Bond Fund does not currently intend to borrow for leveraging or investment.

     BORROWING (NEUBERGER BERMAN CASH RESERVES). The Fund will not invest more than 33-1/3% of total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limit. As an operating policy, the Fund currently does not intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

     BORROWING (LEHMAN BROTHERS CORE BOND FUND). The Fund may not purchase securities if outstanding borrowings of money exceed 5% of its total assets.

     4. LENDING (NEUBERGER BERMAN CASH RESERVES, LEHMAN BROTHERS CORE BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Except for the purchase of debt securities and engaging in repurchase agreements, the Funds may not make any loans other than securities loans.

     LENDING (NEUBERGER BERMAN HIGH INCOME BOND FUND). Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund and Neuberger Berman LIMITED MATURITY Bond Fund, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     6. BONDS AND OTHER DEBT SECURITIES (NEUBERGER BERMAN LIMITED MATURITY BOND FUND, LEHMAN BROTHERS CORE BOND FUND AND NEUBERGER BERMAN HIGH INCOME BOND
FUND). Each Fund normally invests at least 80% of the sum of its net assets plus any borrowings for investment purposes in bonds and other debt securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders.

     The non-fundamental investment policies and limitations of Neuberger Berman MUNICIPAL SECURITIES Trust are as follows:

     1. GEOGRAPHIC CONCENTRATION. The Fund will not invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

     2. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     3. BORROWING. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

SENIOR SECURITIES: The SEC staff has asserted that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC staff has taken the position that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC staff will not raise senior securities issues under the 1940 Act.

Each Fund has the following fundamental investment policy:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Cash Management and Temporary Defensive Positions
-------------------------------------------------

     For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper (except for Neuberger Berman GOVERNMENT MONEY Fund), other money market funds (except for Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman CASH RESERVES) and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which may be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on certain other debt securities in which LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund, and Neuberger Berman HIGH INCOME Bond Fund normally invest. These investments may produce taxable income and after-tax yields for Neuberger Berman MUNICIPAL SECURITIES Trust that are lower than the tax-equivalent yields available on municipal securities at the time.

     Pursuant to an exemptive order received from the SEC, each Fund also may invest in shares of a money market fund and an unregistered fund, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Investments of uninvested cash in shares of registered money market funds managed by NB Management or an affiliate are limited to amounts not exceeding 25% of the investing fund's total assets. Under the exemptive order,

Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund cannot invest in an unregistered fund that does not comply with rule 2a-7.

Additional Investment Information
---------------------------------

     The Funds may make the following investments, among others. The table identifies which of the investment strategies discussed in this statement of additional information are principal investment strategies of each Fund. The principal strategies of each Fund are also discussed in the Prospectuses. The section following the table discusses each of the investment strategies mentioned. The Funds will not necessarily buy all of the types of securities or use all of the investment techniques that are described.

--------------------------------------------------------------------------------------

 PRINCIPAL                      LEHMAN
INVESTMENT         CASH        BROTHERS   GOVERNMENT     HIGH    LIMITED    MUNICIPAL
STRATEGIES       RESERVES        CORE        MONEY      INCOME   MATURITY   SECURITIES
--------------------------------------------------------------------------------------
Fixed Income        X             X            X           X         X          X
Securities
--------------------------------------------------------------------------------------
Municipal                                                                       X
Obligations
--------------------------------------------------------------------------------------
U.S.                X             X            X                     X
Government and
Agency
Securities
--------------------------------------------------------------------------------------
Corporate                         X                        X
Bonds
--------------------------------------------------------------------------------------
Repurchase          X             X            X           X         X
Agreements
--------------------------------------------------------------------------------------
Securities          X             X            X           X                    X
Loans
--------------------------------------------------------------------------------------
Commercial          X             X
Paper
--------------------------------------------------------------------------------------
Reverse             X                          X
Repurchase
Agreements
--------------------------------------------------------------------------------------
Financial           X
Services
Obligations
--------------------------------------------------------------------------------------
Variable or         X             X                        X         X          X
Floating Rate
Securities
--------------------------------------------------------------------------------------
Mortgage-Backed                   X                                  X
Securities
--------------------------------------------------------------------------------------
Asset-Backed        X             X                                  X
Securities
--------------------------------------------------------------------------------------
U.S.                X             X                                  X
Dollar-Denominated
Foreign Debt
Securities
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

 PRINCIPAL                      LEHMAN
INVESTMENT         CASH        BROTHERS   GOVERNMENT     HIGH    LIMITED    MUNICIPAL
STRATEGIES       RESERVES        CORE        MONEY      INCOME   MATURITY   SECURITIES
--------------------------------------------------------------------------------------
Foreign                                                              X
Currency
Denominated
Securities
--------------------------------------------------------------------------------------
Lower-Rated                                                X         X
Debt
Securities
--------------------------------------------------------------------------------------
Equity                                                     X
Securities
--------------------------------------------------------------------------------------


     DESCRIPTION OF MUNICIPAL OBLIGATIONS (ALL FUNDS EXCEPT NEUBERGER BERMAN GOVERNMENT MONEY FUND, NEUBERGER BERMAN HIGH INCOME BOND FUND AND LEHMAN BROTHERS CORE BOND FUND).

     Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

     Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

     The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

     Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

     Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

     The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

     From time to time, federal legislation has affected the availability of municipal obligations for investment by any Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. If such legislation was enacted, Neuberger Berman MUNICIPAL SECURITIES Trust would reevaluate its investment objective, policies, and limitations. The Internal Revenue Service ("Service") occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest a Fund earned was taxable, that interest could be deemed taxable retroactive to the time of the Fund's purchase of the relevant security.

     GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

     REVENUE BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities,
(5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

     Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

     RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

     MUNICIPAL LEASE OBLIGATIONS (Neuberger Berman MUNICIPAL SECURITIES Trust). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality's credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a "non-appropriation" clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.

        MUNICIPAL NOTES. Municipal notes include the following:
        ---------------

     1. PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

     2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

     3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

     4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

     5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or GNMA.

     6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     7. PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Funds can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

      RESIDUAL INTEREST BONDS (NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

     TENDER OPTION BONDS (NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade. The tax treatment of tender option bonds is unclear and the Fund will not invest in them unless NB Management has assurances that the interest thereon will be exempt from federal income tax.

     YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS (ALL FUNDS EXCEPT LEHMAN BROTHERS CORE BOND FUND). Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

     Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund's investments, whereas a decline in interest rates generally will increase that value. The ability of each Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Funds invest (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

     POLICIES AND LIMITATIONS. As a fundamental policy, Neuberger Berman MUNICIPAL SECURITIES Trust normally invests at least 80% of its total assets in municipal obligations. Except as otherwise provided in the Prospectuses and this SAI, the Fund's investment portfolio may consist of any combination of the types of municipal obligations described in the Prospectuses or in this SAI. The proportions in which the Fund invests in various types of municipal obligations will vary from time to time. Neuberger Berman LIMITED MATURITY Bond Fund may invest up to 5% of its net assets in municipal obligations. Neuberger Berman CASH RESERVES may invest in municipal obligations that otherwise meet its criteria for quality and maturity. Neuberger Berman HIGH INCOME Bond Fund may invest in municipal obligations but has no current intention of doing so.

     U.S. GOVERNMENT AND AGENCY SECURITIES (All Funds). "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States. "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as GNMA, Fannie Mae (also known as Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Federal Home Loan Banks ("FHLB") and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government
Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

     POLICIES AND LIMITATIONS. Neuberger Berman CASH RESERVES may invest 25% or more of its total assets in U.S. Government and Agency Securities. Under normal circumstances, Neuberger Berman HIGH INCOME Bond Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities. Neuberger Berman GOVERNMENT MONEY Fund normally invests at least 80% of its net assets in U.S. Government and Agency Securities, including repurchase agreements on these same types of securities. LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman MUNICIPAL SECURITIES Trust, and Neuberger Berman LIMITED MATURITY Bond Fund have no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, each of those Funds must invest according to its investment objective and policies.

     CORPORATE BONDS (LEHMAN BROTHERS CORE BOND FUND). The Fund will normally invest in corporate issues that are rated A or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch, Inc., each of which is a nationally recognized statistical rating organization ("NRSRO"), or that are not rated by Moody's, S&P or Fitch, Inc. but are deemed by Lehman Brothers Asset Management to be of comparable quality.

     The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

     INFLATION-INDEXED SECURITIES (NEUBERGER BERMAN HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). The Funds may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond.

     Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

     Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Fund must distribute substantially all of its net income to its shareholders to avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

     ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund), acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions which could be costly to the Funds.

     POLICIES AND LIMITATIONS. Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS Core Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust may each invest up to 15% of its net assets in illiquid securities (10% in the case of Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund).

     REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (10% in the case of Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS (ALL FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund), provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. In order to realize income, each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund). Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. For Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund, investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limitation. However, as an operating policy, each of Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund does not currently intend to invest more than 20% of its total assets in securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN GOVERNMENT MONEY Fund). The Funds may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund), acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% (10% in the case of the Neuberger Berman CASH RESERVES) limit on investments in illiquid securities.

     COMMERCIAL PAPER (ALL FUNDS EXCEPT NEUBERGER BERMAN GOVERNMENT MONEY FUND). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund's 15% (10% in the case of Neuberger Berman CASH RESERVES) limit on investments in illiquid securities. Neuberger Berman MUNICIPAL SECURITIES Trust may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by NB Management to be of equivalent quality.

     REVERSE  REPURCHASE  AGREEMENTS (ALL FUNDS EXCEPT LEHMAN BROTHERS CORE BOND
FUND). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

     For Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund, their investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. The Funds generally will enter into a reverse repurchase agreement only if the adviser anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where the Funds receive a large-scale redemption near the close of regular trading on the New York Stock Exchange ("NYSE").

     POLICIES AND  LIMITATIONS.  Reverse  repurchase  agreements  are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each
Fund's obligations under the agreement. Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund each may invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation. However, as an operating policy, none of these Funds currently intends to invest more than 20% of its total assets in reverse repurchase agreements. For each of these Funds, investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     BANKING AND SAVINGS INSTITUTION SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN GOVERNMENT MONEY FUND). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Funds invest typically are not covered by deposit insurance.

     A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     In addition, for the Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund and Neuberger Berman LIMITED MATURITY Bond Fund, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations.
Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

     FINANCIAL SERVICES OBLIGATIONS (NEUBERGER BERMAN CASH RESERVES). Obligations of issuers in the financial services industries include, but are not limited to, CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations and repurchase agreements on such obligations issued by domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field. Because the Fund normally will concentrate more than 25% of its total assets in the obligations of companies in the financial services industries, it will have greater exposure to the risks associated with those industries, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions.

     CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

     POLICIES AND LIMITATIONS. The Fund normally will invest more than 25% of its total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations.

     VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES (ALL FUNDS). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

     Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund's quality standards. Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     The Adjustable Rate Securities in which Neuberger Berman MUNICIPAL SECURITIES Trust invests are municipal obligations. Among the Adjustable Rate Securities in which Neuberger Berman CASH RESERVES may invest are so-called guaranteed investment contracts ("GICs") issued by insurance companies. In the event of insolvency of the issuing insurance company, the ability of the Fund to recover its assets may depend on the treatment of GICs under state insurance laws.

     POLICIES AND LIMITATIONS. Except for Neuberger Berman CASH RESERVES, no Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. Neuberger Berman CASH RESERVES may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7 under the 1940 Act.

     For purposes of determining its dollar-weighted average maturity, each Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, each Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

     GICs are generally regarded as illiquid. Thus, Neuberger Berman CASH RESERVES may not invest in such GICs if, as a result, more than 10% of the value of its net assets would then be invested in such GICs and other illiquid securities.

     PURCHASES WITH A STANDBY COMMITMENT TO REPURCHASE (NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). When a Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable "put" option held by a Fund that terminates if the Fund sells the obligations to a third party.

     The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund's ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

     Although the Fund does not currently intend to invest in standby commitments, it reserves the right to do so. By enabling a Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

     Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund's investment portfolio.

     POLICIES AND LIMITATIONS. The Fund will not invest in standby commitments unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund earns on municipal obligations subject to a standby commitment will be exempt from federal income tax. The Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Fund will do so only to facilitate portfolio liquidity.

     PARTICIPATION INTERESTS (NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Fund's adviser to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven days' notice, for the full principal amount of its participation, plus accrued interest, but only
(1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Fund does not currently intend to acquire participation interests, it reserves the right to do so in the future.

     POLICIES AND LIMITATIONS. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund earns on municipal obligations in which it holds participation interests is exempt from federal income tax.

     MONEY MARKET  FUNDS (ALL FUNDS EXCEPT  NEUBERGER  BERMAN  GOVERNMENT  MONEY
Fund). Each Fund may invest up to 10% of its total assets in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

     POLICIES AND LIMITATIONS. For cash management purposes, each Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. None of the Funds has any current intention to make use of this authority. Otherwise, each Fund's investment in securities of other registered investment companies is limited to
(i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all registered investment companies in the aggregate.

     OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

     As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. No Fund intends to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all registered investment companies in the aggregate.

     MORTGAGE-BACKED SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

     Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

     Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

     Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a PRO RATA basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

     Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB

Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Funds' investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     POLICIES AND LIMITATIONS. A Fund may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% (10% in the case of Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund) of the Fund's net assets would be invested in illiquid securities. Neuberger Berman GOVERNMENT MONEY Fund may invest in U.S. Government agency mortgage-backed securities only if they are backed by the full faith and credit of the United States.

     LEHMAN BROTHERS CORE Bond Fund currently does not intend to purchase mortgage-backed securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to LEHMAN BROTHERS CORE Bond Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In the case of privately issued mortgage-related securities, LEHMAN BROTHERS Core Bond Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

     FREDDIE MAC COLLATERALIZED  MORTGAGE OBLIGATIONS (LEHMAN BROTHERS CORE BOND
FUND). Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac's minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES (LEHMAN BROTHERS CORE BOND FUND). Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     REAL ESTATE-RELATED INSTRUMENTS (NEUBERGER BERMAN HIGH INCOME BOND FUND). Real estate-related instruments include shares of real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code") and failing to maintain exemption from the 1940 Act.

     The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable fees.

     POLICIES AND LIMITATIONS. The Fund may invest up to 20% of its total assets in real estate-related instruments, preferred stock, warrants, common stock or other equity securities.

     ASSET-BACKED SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN GOVERNMENT MONEY FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund and Neuberger Berman LIMITED MATURITY Bond Fund each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

     U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN GOVERNMENT MONEY FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

     POLICIES AND LIMITATIONS. These investments are subject to each Fund's quality, maturity, and duration standards.

     FOREIGN CURRENCY DENOMINATED SECURITIES (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     POLICIES AND LIMITATIONS. Each Fund may invest up to 25% of its net assets in foreign securities denominated in or indexed to foreign currencies and, with respect to Neuberger Berman HIGH INCOME Bond Fund, American Depositary Receipts ("ADRs") on such securities. Within that limitation, however, neither Fund is restricted in the amount it may invest in securities denominated in any one foreign currency. The Funds invest in foreign currency denominated foreign securities of issuers in countries whose governments are considered stable by NB Management.

     AMERICAN DEPOSITARY RECEIPTS (NEUBERGER BERMAN HIGH INCOME BOND FUND). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

     POLICIES AND LIMITATIONS. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of the Fund's net assets. ADRs on foreign securities which are denominated in foreign currencies are subject to the Fund's 25% limit on foreign securities denominated in foreign currencies.

     DOLLAR ROLLS (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). In a "dollar roll," a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

     POLICIES AND LIMITATIONS. Dollar rolls are considered borrowings for purposes of a Fund's investment policies and limitations concerning borrowings.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS (ALL FUNDS). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by a Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

     POLICIES AND LIMITATIONS. Neuberger Berman MUNICIPAL SECURITIES Trust may not invest more than 10% of its total assets in when-issued securities.

     A Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     When a Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value
(determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued or delayed delivery purchases.

     LEVERAGE (Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund). Each Fund may make investments while borrowings are outstanding. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund's NAVs. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund's shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued transactions may create leverage.

     POLICIES AND LIMITATIONS. Each Fund may borrow money from banks for temporary or emergency purposes or enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Neuberger Berman GOVERNMENT MONEY Fund may also borrow up to 5% of its total assets for temporary purposes, e.g., for the purpose of settling purchase and sale transactions; these temporary borrowings are not subject to the 33-1/3% limitation. However, as an operating policy, none of the Funds will invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate.

     OPTIONS AND FORWARD CONTRACTS (NEUBERGER BERMAN HIGH INCOME BOND FUND AND LEHMAN BROTHERS CORE BOND FUND). As described below, these instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of these instruments at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized instrument will be a function of numerous variables, including market conditions.

     FUTURES CONTRACTS AND OPTIONS THEREON (NEUBERGER BERMAN HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE BOND FUND, NEUBERGER BERMAN LIMITED MATURITY BOND FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). The Funds may purchase and sell interest rate and bond index futures contracts and options thereon, and Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman HIGH INCOME Bond Fund may purchase and sell foreign currency futures contracts (with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Funds view investment in (1) interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency Futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Funds.

     A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

     U.S. Futures (except certain currency Futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While Futures Contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

     "Margin" with respect to Futures is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's Futures positions. The margin deposit made by a Fund when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements,  the Fund will be required to make an  additional  margin  deposit
("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, each Fund marks to market the value of its open Futures positions. A Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on Futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on Futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Fund believes that the use of Futures Contracts will benefit it, if NB Management's (Lehman Brothers Asset Management's in the case of LEHMAN BROTHERS CORE Bond Fund) judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, a Fund's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's Futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

     POLICIES AND LIMITATIONS. The Funds may purchase and sell interest rate and bond index Futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman HIGH INCOME Bond Fund engage in foreign currency Futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates.

     No Fund engages in transactions in Futures or options thereon for speculation.

     CALL OPTIONS ON SECURITIES (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Each Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV) or to earn premium  income.  Fund  securities  on which call  options  may be  written  and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. That Fund receives a premium for writing the option. When writing call options, each Fund writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, that Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying a call option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that a Fund has written expires unexercised, that Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Fund would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

     POLICIES AND LIMITATIONS. Each Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. Each Fund may write covered call options for the purpose of producing income. Each Fund will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

     PUT OPTIONS ON SECURITIES (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Each Fund may write and purchase put options on securities. A Fund will receive a premium for writing a put option, which obligates that Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. A Fund may be obligated to purchase the underlying security at more than its current value.

     When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Fund securities on which put options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. Each Fund may write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect on NAV of price fluctuations of securities held by the
Fund).

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS (ALL FUNDS). The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

     Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) that Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) monitors the creditworthiness of dealers with which the Funds may engage in OTC options transactions.

     The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES (NEUBERGER BERMAN HIGH INCOME BOND FUND). The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     FORWARD FOREIGN CURRENCY CONTRACTS (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Each Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). Each Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a Forward Contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Funds do not engage in transactions in Forward Contracts for speculation; they view investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them.

     OPTIONS ON FOREIGN CURRENCIES (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Each Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. The Funds would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.

     COMBINED TRANSACTIONS (NEUBERGER BERMAN HIGH INCOME BOND FUND). The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Hedging Instrument (as defined below) as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

     REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES, AND FORWARD CONTRACTS (COLLECTIVELY, "HEDGING INSTRUMENTS") (NEUBERGER BERMAN HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE BOND FUND, NEUBERGER BERMAN LIMITED MATURITY BOND FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). To the extent a Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     COVER FOR HEDGING INSTRUMENTS (NEUBERGER BERMAN HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE BOND FUND, NEUBERGER BERMAN LIMITED MATURITY BOND FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). Each Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

     POLICIES AND LIMITATIONS. Each Fund will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

     GENERAL RISKS OF HEDGING INSTRUMENTS (NEUBERGER BERMAN HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE BOND FUND, NEUBERGER BERMAN LIMITED MATURITY BOND FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and changes in the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund's underlying securities or currency. There can be no assurance that a Fund's use of Hedging Instruments will be successful.

     A Fund's use of Hedging Instruments may be limited by certain provisions of the Code with which it must comply if it is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information -- Taxation of the Funds."

     The Funds are not obligated to use any Hedging Instruments and make no representations as to the availability or use of these techniques at this time or at any time in the future.

     POLICIES AND LIMITATIONS. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) intends to reduce the risk that a Fund will be unable to close out Hedging Instruments by entering into such transactions only if NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) believes there will be an active and liquid secondary market.

     INDEXED SECURITIES (NEUBERGER BERMAN HIGH INCOME BOND FUND AND NEUBERGER BERMAN LIMITED MATURITY BOND FUND). Neuberger Berman LIMITED MATURITY Bond Fund may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

     Neuberger Berman HIGH INCOME Bond Fund may invest in various securities that are intended to track broad-based, U.S. market indices, including Standard & Poor's Depository Receipts ("SPDRs"), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock

Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market.

     Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

     ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES (ALL FUNDS EXCEPT LEHMAN BROTHERS CORE BOND FUND). Each Fund may invest in zero coupon securities; Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman HIGH INCOME Bond Fund may also invest in step coupon securities; and Neuberger Berman HIGH INCOME Bond Fund may also invest in pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by each Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

     Because each Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for federal income and excise tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information -- Taxation of the Funds."

     The market prices of zero coupon, step coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     SWAP AGREEMENTS (NEUBERGER BERMAN HIGH INCOME BOND FUND, NEUBERGER BERMAN LIMITED MATURITY BOND FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST). To help enhance the value of its portfolio or manage its exposure to different types of investments, each Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

     In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     LOWER-RATED DEBT SECURITIES (NEUBERGER BERMAN LIMITED MATURITY BOND FUND AND NEUBERGER BERMAN HIGH INCOME BOND FUND). Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

     During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

     The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

     See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

     POLICIES AND LIMITATIONS. Neuberger Berman HIGH INCOME Bond Fund currently intends to invest at least 80% of total assets under normal market conditions in debt securities rated by at least one NRSRO as BBB/Baa or lower, or unrated securities of comparable quality. This policy does not apply to collateral received for securities lending. Neuberger Berman LIMITED MATURITY Bond Fund may invest up to 10% of its net assets in lower-rated debt securities; Neuberger Berman LIMITED MATURITY Bond Fund will not invest in such securities unless, at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of those entities, deemed by the Portfolio Managers to be of comparable quality. Neuberger Berman LIMITED MATURITY Bond Fund may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permitted by the Fund's investment policies.

     DIRECT DEBT INSTRUMENTS (NEUBERGER BERMAN HIGH INCOME BOND FUND). Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

     Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

     There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

     Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

     POLICIES AND LIMITATIONS. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund's restriction on investing no more than 15% of its net assets in illiquid securities. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

     CONVERTIBLE SECURITIES (NEUBERGER BERMAN HIGH INCOME BOND FUND). A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

     POLICIES AND LIMITATIONS. Securities convertible into common stock are not subject to the Fund's 20% limitation on equity securities.

     PREFERRED STOCK (NEUBERGER BERMAN HIGH INCOME BOND FUND). Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     POLICIES AND LIMITATIONS. Neuberger Berman HIGH INCOME Bond Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

     WARRANTS (NEUBERGER BERMAN HIGH INCOME BOND FUND). Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     POLICIES AND LIMITATIONS. Neuberger Berman HIGH INCOME Bond Fund may invest up to 20% of its total assets in preferred stock, warrants, common stock or other equity securities.

     SHORT SALES (NEUBERGER BERMAN HIGH INCOME BOND FUND). The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

     The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

     POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

     CALL RISK. Some debt securities in which the Funds may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

     RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

     RATINGS OF FIXED INCOME SECURITIES

     The Funds may purchase securities rated by S&P, Moody's, Fitch, Inc. or any other NRSRO (please see the Funds' prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P, Moody's, and Fitch Inc. which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by NB Management (Lehman Brothers Asset
Management in the case of LEHMAN BROTHERS CORE Bond Fund) to the rated securities in which the Fund may permissibly invest.

     HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality. If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by Neuberger Berman CASH RESERVES.

     INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade.

     LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

     RATINGS DOWNGRADES. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, with respect to Neuberger Berman LIMITED MATURITY Bond Fund, NB Management will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund's holdings of securities that are considered by the Fund to be below investment grade will not exceed 10% of its net assets. With respect to LEHMAN BROTHERS CORE Bond Fund, Lehman Brothers Asset Management will consider whether to continue holding the security. However, Lehman Brothers Asset Management will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure LEHMAN BROTHERS CORE Bond Fund holdings of securities that are considered by the Fund to be below investment grade will not exceed 5% of its net assets. For Neuberger Berman HIGH INCOME Bond Fund, depending on market and issuer-specific conditions, the Fund will generally sell any bonds that fall below "B3" by Moody's or "B-" by S&P within a reasonable period of time. Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible under the Fund's investment policies. With respect to the money market funds, NB Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.

     DURATION AND MATURITY

     Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. For all Funds except the money market portfolios, NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

     Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management (Lehman Brothers

Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund), where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

     LEHMAN BROTHERS CORE Bond Fund may invest in individual securities of any duration, however, the Fund's dollar-weighted average duration will seek to equal the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The dollar-weighted average duration will be longer when Lehman Brothers Asset Management believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lehman Brothers Asset Management's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately four to five years. Under normal conditions, the Fund's dollar-weighted average duration will range plus or minus one year from the duration of the domestic, investment grade bond market. Only on rare occasions will the Fund's dollar-weighted average duration reach extreme positions (plus or minus two years from the duration of the domestic, investment grade bond market).

     Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman CASH RESERVES are required to maintain a dollar-weighted average portfolio maturity of no more than 90 days and invest in a portfolio of debt instruments with remaining maturities of 397 days or less. Neuberger Berman HIGH INCOME Bond Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years. Neuberger Berman LIMITED MATURITY Bond Fund's dollar-weighted average duration will not exceed four years, although the Fund may invest in individual securities of any duration; the Fund's dollar-weighted average maturity may range up to six years. Neuberger Berman MUNICIPAL SECURITIES Trust's dollar-weighted average duration will not exceed ten years.

Risks of Equity Securities
--------------------------

     Equity securities in which Neuberger Berman HIGH INCOME Bond Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Convertible securities are not counted toward the Fund's 20% limit on equity securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

     To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

                           CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective. For Neuberger Berman MUNICIPAL SECURITIES Trust, the Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                             PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary. The share prices of each Fund will vary, and an investment in any of the Funds, when redeemed, may be worth more or less than an investor's original cost.

Yield Calculations
------------------

     NEUBERGER BERMAN CASH RESERVES AND NEUBERGER BERMAN GOVERNMENT MONEY FUND. Each of these Funds may advertise its "current yield" and "effective yield" in the financial press and other publications. A Fund's CURRENT YIELD is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

     The EFFECTIVE YIELD of these Funds is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

          Effective Yield = [(Base Period Return + 1)365/7] - 1.

     NEUBERGER BERMAN HIGH INCOME BOND FUND, LEHMAN BROTHERS CORE BOND FUND, NEUBERGER BERMAN LIMITED MATURITY BOND FUND AND NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST. Each of these Funds may advertise its "yield" based on a 30-day (or one month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

     ("a") = dividends and interest earned during the period
     ("b") = expenses accrued for the period (net of reimbursements)
     ("c") = the average  daily  number of shares  outstanding during the period that were entitled to receive dividends
     ("d") = the maximum offering price per share on the last day of the period

                            YIELD = 2[(a-b + 1)(6) - 1]
                                       ---
                                       cd

Tax Equivalent Yield
--------------------

     NEUBERGER BERMAN GOVERNMENT MONEY FUND. Much of the dividends this Fund pays may represent income it received on direct obligations of the U.S. Government and, as a result, is not subject to income tax in most states and localities. From time to time, this Fund may advertise a "tax equivalent yield" for one or more of those states or localities that reflects the taxable yield that an investor subject to the highest marginal rate of state or local income tax would have had to receive in order to realize the same level of after-tax yield produced by an investment in the Fund. TAX EQUIVALENT YIELD is calculated according to the following formula:

                          Tax Equivalent Yield =   Y1 + Y2
                                                  ----
                                                  1-MR

where Y1 equals the portion of the Fund's current or effective yield that is not subject to state or local income tax, Y2 equals that portion of the Fund's current or effective yield that is subject to that tax, and MR equals the highest marginal tax rate of the state or locality for which the tax equivalent yield is being calculated.

     The calculation of tax equivalent yield can be illustrated by the following example. If the current yield for a 7-day period was 5%, and during that period 100% of the income was attributable to interest on direct obligations of the U.S. Government and, therefore, was not subject to income taxation in most states and localities, a taxpayer residing in New York and subject to that state's highest marginal 2006 tax rate of 6.85% would have to have received a taxable current yield of 8.26% in order to equal the 5% after-tax yield. Moreover, if that taxpayer also were subject to income taxation by New York City at a marginal 2006 rate of 3.65%, the taxpayer would have to have received a taxable current yield of 8.6% to equal the 5% after-tax yield.

     The use of a 5% yield in this example is for illustrative purposes only and is not indicative of the Fund's recent or future performance. Of course, all dividends paid by Neuberger Berman GOVERNMENT MONEY Fund are subject to federal income taxation at applicable rates.

     NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST. The Fund may advertise a "tax equivalent yield" that reflects the taxable yield that an investor subject to the highest marginal rate of federal income tax (35% during 2006) would have had to receive in order to realize the same level of after-tax yield produced by an investment in the Fund. TAX EQUIVALENT yield is calculated according to the following formula:

                          Tax Equivalent Yield =   Y1 + Y2
                                                  ----
                                                  1-MR

where Y1 equals the portion of a Fund's current or effective yield that is not subject to federal income tax, Y2 equals the portion of the Fund's current or effective yield that is subject to that tax, and MR equals the highest marginal federal tax rate.

     For example, if the tax-free yield is 4%, there is no interest subject to federal income tax, and the maximum federal income tax rate is 35% during 2006, the computation is:

             4% / (1 - .35) = 4 / [.65] = 6.15% Tax Equivalent Yield

In this example, the after-tax yield (of a taxable investment) will be lower than the 4% tax-free investment if available taxable yields are below 6.15%; conversely, the taxable investment will provide a higher after-tax yield when taxable yields exceed 6.15%. This example assumes that all of the income from the investment is tax-exempt.

     The use of a 4% yield in these examples is for illustrative purposes only and is not indicative of the Funds' future performance.

Average Annual Total Return Computations
----------------------------------------

     Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T) = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

     NB Management may from time to time reimburse a Fund for a portion of its expenses. Such action has the effect of increasing yield and total return. Actual reimbursements are described in the Prospectuses and in "Investment Management and Administration Services" below.

Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T) = ATVD

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares
--------------------------------------------------------------------------------

     An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T) = ATVDR

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management.

Information about the Board of Trustees
---------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                  Number of
                                                                 Portfolios
                                                                   in Fund          Other
                       Position                                    Complex      Directorships
                      and Length                                 Overseen by     Held Outside
Name, Age, and         of Time                                       Fund       Fund Complex by
Address(1)             Served(2)   Principal Occupation(s)(3)      Trustee(4)     Fund Trustee
--------------        ----------   --------------------------     -----------   ---------------
-----------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
-----------------------------------------------------------------------------------------------------------
John Cannon (76)       Trustee     Consultant. Formerly,             48         Independent Trustee or
                      since 1994   Chairman, CDC Investment                     Director of three series
                                   Advisers (registered                         of Oppenheimer Funds:
                                   investment adviser), 1993                    Limited Term New York
                                   to January 1999; formerly,                   Municipal Fund,
                                   President and Chief                          Rochester Fund
                                   Executive Officer, AMA                       Municipals, and
                                   Investment Advisors, an                      Oppenheimer Convertible
                                   affiliate of the American                    Securities Fund, since
                                   Medical Association.                         1992.

-----------------------------------------------------------------------------------------------------------
Faith Colish (70)      Trustee     Counsel, Carter Ledyard &         48         Advisory Director, ABA
                      since 2000   Milburn LLP (law firm)                       Retirement Funds (formerly
                                   since October 2002;                          American Bar Retirement
                                   formerly, Attorney-at-Law                    Association (ABRA)) since
                                   and President, Faith                         1997 (not-for-profit
                                   Colish, A Professional                       membership association).
                                   Corporation, 1980 to 2002.

-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  Number of
                                                                 Portfolios
                                                                   in Fund          Other
                       Position                                    Complex      Directorships
                      and Length                                 Overseen by     Held Outside
Name, Age, and         of Time                                       Fund       Fund Complex by
Address(1)             Served(2)   Principal Occupation(s)(3)      Trustee(4)     Fund Trustee
--------------        ----------   --------------------------     -----------   ---------------
---------------------------------------------------------------------------------------------------------
C. Anne Harvey (68)    Trustee     Consultant, C.A. Harvey           48         Formerly, President, Board
                      since 2000   Associates since June                        of Associates to The
                                   2001; formerly, Director,                    National Rehabilitation
                                   AARP, 1978 to December                       Hospital's Board of
                                   2001.                                        Directors, 2001 to 2002;
                                                                                formerly, Member,
                                                                                Individual Investors
                                                                                Advisory Committee to
                                                                                the New York Stock
                                                                                Exchange Board of
                                                                                Directors, 1998 to June
                                                                                2002.

---------------------------------------------------------------------------------------------------------
Barry Hirsch (73)      Trustee     Attorney-at-Law; formerly,        48         None.
                      since 1993   Formerly, Senior Counsel,
                                   Loews Corporation (diversified
                                   financial corporation),
                                   May 2002 to April 2003;
                                   formerly, Senior Vice
                                   President, Secretary and
                                   General Counsel, Loews
                                   Corporation.

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  Number of
                                                                 Portfolios
                                                                   in Fund          Other
                       Position                                    Complex      Directorships
                      and Length                                 Overseen by     Held Outside
Name, Age, and         of Time                                       Fund       Fund Complex by
Address(1)             Served(2)   Principal Occupation(s)(3)      Trustee(4)     Fund Trustee
--------------        ----------   --------------------------     -----------   ---------------
---------------------------------------------------------------------------------------------------------
Robert A. Kavesh       Trustee     Marcus Nadler Professor           48         Director, The Caring
(78)                  since 1993   Emeritus of Finance and                      Community
                                   Economics, New York                          (not-for-profit);
                                   University Stern School of                   formerly, Director, DEL
                                   Business; formerly,                          Laboratories, Inc.
                                   Executive                                    (cosmetics and
                                   Secretary-Treasurer,                         pharmaceuticals), 1978
                                   American Finance                             to 2004; formerly,
                                   Association, 1961 to 1979.                   Director, Apple Bank for
                                                                                Savings, 1979 to 1990;
                                                                                formerly, Director,
                                                                                Western Pacific
                                                                                Industries, Inc., 1972
                                                                                to 1986 (public
                                                                                company).

---------------------------------------------------------------------------------------------------------
 Howard A. Mileaf       Trustee    Retired; formerly, Vice           48         Director, Webfinancial
(69)                  since 2000   President and Special                        Corporation (holding
                                   Counsel, WHX Corporation                     company) since
                                   (holding company), 1993 to                   December 2002; formerly,
                                   2001.                                        Director, Kevlin
                                                                                Corporation
                                                                                (manufacturer of
                                                                                microwave and other
                                                                                products).

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  Number of
                                                                 Portfolios
                                                                   in Fund          Other
                       Position                                    Complex      Directorships
                      and Length                                 Overseen by     Held Outside
Name, Age, and         of Time                                       Fund       Fund Complex by
Address(1)             Served(2)   Principal Occupation(s)(3)      Trustee(4)     Fund Trustee
--------------        ----------   --------------------------     -----------   ---------------
------------------------------------------------------------------------------------------------------------
Edward I. O'Brien      Trustee     Formerly, Member,                 48         Director, Legg Mason,
(77)                  since 2000   Investment Policy                            Inc. (financial services
                                   Committee, Edward Jones,                     holding company) since
                                   1993 to 2001; President,                     1993; formerly,
                                   Securities Industry                          Director, Boston
                                   Association ("SIA")                          Financial Group (real
                                   (securities industry's                       estate and tax
                                   representative in                            shelters), 1993 to 1999.
                                   government relations and
                                   regulatory matters at the
                                   federal and state
                                   levels),  1974 to 1992;
                                   Adviser to SIA, November
                                   1992 to November 1993.

------------------------------------------------------------------------------------------------------------
William E. Rulon       Trustee     Retired. Formerly, Senior         48         Formerly, Director, Pro-Kids
(73)                  since 1993   Vice President, Foodmaker,                   Golf and Learning Academy
                                   Inc. (operator and                           (teach golf and computer
                                   franchiser of restaurants)                   usage to "at risk"
                                   until January 1997.                          children) 1998 to 2006;
                                                                                formerly, Director,
                                                                                Prandium, Inc.
                                                                                (restaurants), March
                                                                                2001 to July 2002.

------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan      Trustee     Founding General Partner,         48         None.
(74)                  since 2000   Oxford Partners and Oxford
                                   Bioscience Partners
                                   (venture capital
                                   investing) and
                                   President, Oxford Venture
                                   Corporation since 1981.


------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  Number of
                                                                 Portfolios
                                                                   in Fund          Other
                       Position                                    Complex      Directorships
                      and Length                                 Overseen by     Held Outside
Name, Age, and         of Time                                       Fund       Fund Complex by
Address(1)             Served(2)   Principal Occupation(s)(3)      Trustee(4)     Fund Trustee
--------------        ----------   --------------------------     -----------   ---------------
---------------------------------------------------------------------------------------------------------
Tom D. Seip (56)       Trustee     General Partner, Seip             48         Director, H&R Block,
                     since 2000;   Investments LP (a private                    Inc. (financial services
                         Lead      investment partnership);                     company) since May 2001;
                     Independent   formerly, President and                      Director, America One
                       Trustee     CEO, Westaff, Inc.                           Foundation since 1998;
                      beginning    (temporary staffing), May                    formerly, Director, Forward
                         2006      2001 to January 2002;                        Management, Inc. (asset
                                   formerly, Senior Executive                   management company), 1999 to
                                   at the Charles Schwab                        2006; formerly, Director,
                                   Corporation, 1983 to 1999,                   E-Bay Zoological Society,
                                   including Chief Executive                    1999 to 2003; formerly,
                                   Officer, Charles Schwab                      Director, General Magic
                                   Investment Management,                       (voice recognition
                                   Inc. and Trustee, Schwab                     software), 2001 to 2002
                                   Family of Funds and Schwab                   formerly, Director,
                                   Investments, 1997 to 1998,                   E-Finance Corporation
                                   and Executive Vice                           (credit decisioning
                                   President-Retail                             services), 1999 to 2003
                                   Brokerage, Charles Schwab                    formerly, Director,
                                   Investment Management,1994                   Save-Daily.com (micro
                                   to 1997.                                     investing services),
                                                                                1999 to 2003.

---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                  Number of
                                                                 Portfolios
                                                                   in Fund          Other
                       Position                                    Complex      Directorships
                      and Length                                 Overseen by     Held Outside
Name, Age, and         of Time                                       Fund       Fund Complex by
Address(1)             Served(2)   Principal Occupation(s)(3)      Trustee(4)     Fund Trustee
--------------        ----------   --------------------------     -----------   ---------------
-----------------------------------------------------------------------------------------------------------
Candace L.             Trustee     Private investor and              48         Director, National Atlantic
Straight (58)         since 1993   consultant specializing in                   Holdings Corporation
                                   the insurance industry;                      (property and casualty
                                   formerly, Advisory                           insurance company) since
                                   Director, Securitas                          2004; Director, The
                                   Capital LLC (a global                        Proformance Insurance
                                   private equity investment                    Company (personal lines
                                   firm dedicated to making                     property and casualty
                                   investments in the                           insurance company) since
                                   insurance sector), 1998 to                   March 2004; Director,
                                   December 2002.                               Providence Washington
                                                                                Insurance Company
                                                                                (property and casualty
                                                                                insurance company) since
                                                                                December 1998; Director,
                                                                                Summit Global Partners
                                                                                (insurance brokerage
                                                                                firm), 2000 to 2005.

---------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)    Trustee     Regional Manager for              48         None.
                      since 2000   Mid-Southern Region,
                                   Ford Motor Credit Company
                                   since September 1997;
                                   formerly, President, Ford
                                   Life Insurance Company,
                                   April 1995 to August 1997.

---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                  Number of
                                                                 Portfolios
                                                                   in Fund          Other
                       Position                                    Complex      Directorships
                      and Length                                 Overseen by     Held Outside
Name, Age, and         of Time                                       Fund       Fund Complex by
Address(1)             Served(2)   Principal Occupation(s)(3)      Trustee(4)     Fund Trustee
--------------        ----------   --------------------------     -----------   ---------------
-----------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
-----------------------------------------------------------------------------------------------------------
Jack L. Rivkin*       President    Executive Vice President          48         Director, Dale Carnegie
(65)                 and Trustee   and Chief Investment                         and Associates, Inc.
                      since 2002   Officer, Neuberger Berman                    (private company) since
                                   Inc. (holding company)                       1998; Director, Emagin
                                   since 2002 and 2003,                         Corp. (public company)
                                   respectively; Managing                       since 1997; Director,
                                   Director and Chief                           Solbright, Inc. (private
                                   Investment Officer,                          company) since 1998;
                                   Neuberger Berman since                       Director, Infogate, Inc.
                                   December 2005 and 2003,                      (private company) since
                                   respectively; formerly,                      1998.
                                   Executive Vice President,
                                   Neuberger Berman, December
                                   2002 to 2005; Director and
                                   Chairman, NB Management
                                   since December 2002;
                                   formerly, Executive Vice
                                   President, Citigroup
                                   Investments, Inc.,
                                   September 1995 to February
                                   2002; formerly, Executive
                                   Vice President, Citigroup
                                   Inc., September 1995 to
                                   February 2002.

-----------------------------------------------------------------------------------------------------------
Peter E. Sundman*    Chairman of   Executive Vice President,         48         Director and Vice
(46)                  the Board    Neuberger Berman Inc.                        President, Neuberger &
                     and Trustee   (holding company) since                      Berman Agency, Inc.
                     since 2000;   1999; Head of Neuberger                      since 2000; formerly,
                        Chief      Berman Inc.'s Mutual Funds                   Director, Neuberger
                      Executive    Business (since 1999) and                    Berman Inc. (holding
                       Officer     Institutional Business                       company), October 1999
                     since 1999;   (1999 to October 2005);                      to March 2003; Trustee,
                      President    responsible for Managed                      Frost Valley YMCA; Trustee,
                      from 1999    Accounts Business and                        College of Wooster.
                       to 2000     intermediary distribution
                                   since October 2005;
                                   President and Director, NB
                                   Management since 1999;
                                   Managing Director,
                                   Neuberger Berman since
                                   2005; formerly, Executive
                                   Vice President, Neuberger
                                   Berman, 1999 to December
                                   2005; formerly, Principal,
                                   Neuberger Berman, 1997 to
                                   1999; formerly, Senior
                                   Vice President, NB
                                   Management, 1996 to 1999.

-----------------------------------------------------------------------------------------------------------

(1)  The business  address of each listed  person is 605 Third Avenue,  New York,  New York 10158.

                                                   59

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation;  (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund
     Trustee who requests to be retired,  or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise  indicated,  each individual has held the positions shown for at least the last five years.

(4)  For funds  organized  in a  master-feeder  structure,  we count the master fund and its  associated feeder funds as a single portfolio.

*    Indicates a Fund  Trustee who is an  "interested  person"  within the meaning of the 1940 Act.  Mr.
     Sundman  and Mr.  Rivkin  are  interested  persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

Information about the Officers of the Trust
-------------------------------------------

                                    Position and Length of
Name, Age, and Address (1)             Time Served (2)                   Principal Occupation(s) (3)
--------------------------          -----------------------              ---------------------------
Andrew B. Allard (44)                Anti-Money Laundering           Senior Vice President, Neuberger
                                 Compliance Officer since 2002       Berman since 2006; Deputy General
                                                                     Counsel, Neuberger Berman since
                                                                     2004; formerly, Vice President,
                                                                     Neuberger Berman, 2000 to 2006;
                                                                     formerly, Associate General
                                                                     Counsel, Neuberger Berman, 1999 to
                                                                     2004; formerly, Associate General
                                                                     Counsel, NB Management, 1994 to
                                                                     1999; Anti-Money Laundering
                                                                     Compliance Officer, fifteen
                                                                     registered investment companies for
                                                                     which NB Management acts as
                                                                     investment manager and
                                                                     administrator (seven since 2002,
                                                                     three since 2003, four since 2004
                                                                     and one since 2005).

Michael J. Bradler (36)          Assistant Treasurer since 2005      Vice President, Neuberger Berman
                                                                     since 2006; Employee, NB Management
                                                                     since 1997; Assistant Treasurer,
                                                                     fifteen registered investment
                                                                     companies for which NB Management
                                                                     acts as investment manager and
                                                                     administrator (fifteen since 2005).

Claudia A. Brandon (49)               Secretary since 1985           Vice President-Mutual Fund Board
                                                                     Relations, NB Management since 2000
                                                                     and Assistant Secretary since 2004;
                                                                     Vice President, Neuberger Berman
                                                                     since 2002 and Employee since 1999;
                                                                     formerly, Vice President, NB
                                                                     Management, 1986 to 1999;
                                                                     Secretary, fifteen registered
                                                                     investment companies for which NB
                                                                     Management acts as investment
                                                                     manager and administrator (three
                                                                     since 2000, four since 2002, three
                                                                     since 2003, four since 2004 and one
                                                                     since 2005).

Robert Conti (49)                  Vice President since 2000         Senior Vice President, Neuberger
                                                                     Berman since 2003; formerly, Vice
                                                                     President, Neuberger Berman, 1999
                                                                     to 2003; Senior Vice President, NB
                                                                     Management since 2000; formerly,
                                                                     Controller, NB Management, 1994 to
                                                                     1996; formerly, Treasurer, NB
                                                                     Management, 1996 to 1999; Vice
                                                                     President, fifteen registered
                                                                     investment companies for which NB
                                                                     Management acts as investment
                                                                     manager and administrator (three
                                                                     since 2000, four since 2002, three
                                                                     since 2003, four since 2004 and one
                                                                     since 2005).

                                    Position and Length of
Name, Age, and Address (1)             Time Served (2)                   Principal Occupation(s) (3)
--------------------------          -----------------------              ---------------------------
Brian J. Gaffney (52)            Vice President since 2000           Managing Director, Neuberger Berman
                                                                     since 1999; Senior Vice President,
                                                                     NB Management since 2000; formerly,
                                                                     Vice President, NB Management, 1997
                                                                     to 1999; Vice President, fifteen
                                                                     registered investment companies for
                                                                     which NB Management acts as
                                                                     investment manager and
                                                                     administrator (three since 2000,
                                                                     four since 2002, three since 2003,
                                                                     four since 2004 and one since 2005).

Maxine L. Gerson (55)            Chief Legal Officer since           Senior Vice President, Neuberger
                                 2005 (only for purposes of          Berman since 2002; Deputy General
                                 sections 307 and 406 of the         Counsel and Assistant Secretary,
                                 Sarbanes-Oxley Act of 2002)         Neuberger Berman since 2001;
                                                                     formerly, Vice President, Neuberger
                                                                     Berman, 2001 to 2002; formerly,
                                                                     Associate General Counsel,
                                                                     Neuberger Berman, 2001; formerly,
                                                                     Counsel, Neuberger Berman, 2000;
                                                                     Secretary and General Counsel, NB
                                                                     Management since 2004.

Sheila R. James (40)             Assistant Secretary since 2002      Employee, Neuberger Berman since
                                                                     1999; formerly, Employee, NB
                                                                     Management, 1991 to 1999; Assistant
                                                                     Secretary, fifteen registered
                                                                     investment companies for which NB
                                                                     Management acts as investment
                                                                     manager and administrator (seven
                                                                     since 2002, three since 2003, four
                                                                     since 2004 and one since 2005).

Kevin Lyons (50)                 Assistant Secretary since 2003      Employee, Neuberger Berman since
                                                                     1999; formerly, Employee, NB
                                                                     Management, 1993 to 1999; Assistant
                                                                     Secretary, fifteen registered
                                                                     investment companies for which NB
                                                                     Management acts as investment
                                                                     manager and administrator (ten
                                                                     since 2003, four since 2004 and one
                                                                     since 2005).

John M. McGovern (36)               Treasurer and Principal          Vice President, Neuberger Berman
                                    Financial and Accounting         since 2004; Employee, NB Management
                                   Officer since 2005; prior         since 1993; Treasurer and Principal
                                  thereto, Assistant Treasurer       Financial and Accounting Officer,
                                           since 2002                fifteen registered investment
                                                                     companies for which NB Management
                                                                     acts as investment manager and
                                                                     administrator (fifteen since 2005);
                                                                     formerly, Assistant Treasurer,
                                                                     fifteen registered investment
                                                                     companies for which NB Management
                                                                     acts as investment manager and
                                                                     administrator, 2002 to 2005.

                                    Position and Length of
Name, Age, and Address (1)             Time Served (2)                   Principal Occupation(s) (3)
--------------------------          -----------------------              ---------------------------
Frank Rosato (34)                Assistant Treasurer since 2005      Vice President, Neuberger Berman
                                                                     since 2006; Employee, NB Management
                                                                     since 1995; Assistant Treasurer,
                                                                     fifteen registered investment
                                                                     companies for which NB Management
                                                                     acts as investment manager and
                                                                     administrator (fifteen since 2005).

Frederic B. Soule (59)             Vice President since 2000         Senior Vice President, Neuberger
                                                                     Berman since 2003; formerly, Vice
                                                                     President, Neuberger Berman, 1999
                                                                     to 2003; formerly, Vice President,
                                                                     NB Management, 1995 to 1999; Vice
                                                                     President, fifteen registered
                                                                     investment companies for which NB
                                                                     Management acts as investment
                                                                     manager and administrator (three
                                                                     since 2000, four since 2002, three
                                                                     since 2003, four since 2004 and one
                                                                     since 2005).

Chamaine Williams (35)              Chief Compliance Officer         Vice President, Lehman Brothers
                                           since 2005                Inc. since 2003; Chief Compliance
                                                                     Officer, fifteen registered
                                                                     investment companies for which NB
                                                                     Management acts as investment
                                                                     manager and administrator (fifteen
                                                                     since 2005); Chief Compliance
                                                                     Officer, Lehman Brothers Asset
                                                                     Management Inc. since 2003; Chief
                                                                     Compliance Officer, Lehman Brothers
                                                                     Alternative Investment Management
                                                                     LLC since 2003; formerly, Vice
                                                                     President, UBS Global Asset
                                                                     Management (US) Inc. (formerly,
                                                                     Mitchell Hutchins Asset Management,
                                                                     a wholly-owned subsidiary of
                                                                     PaineWebber Inc.), 1997-2003.
--------------------

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the
Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund)

(including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met seven times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman, NB Management and Lehman Brothers Asset Management LLC.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2005, the Committee met five times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are John Cannon, Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met seven times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times.

     The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and trustees who are employed by NB Management or its affiliates, receive no salary or fees from the Trust. Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                                      TABLE OF COMPENSATION
                                 FOR FISCAL YEAR ENDED 10/31/05
                                 ------------------------------

                                          Aggregate        Total Compensation from Investment
                                         Compensation      Companies in the Neuberger Berman
Name and Position with the Trust        from the Trust                Fund Complex
---------------------------------       --------------                ------------
INDEPENDENT FUND TRUSTEES
John Cannon                                $15,892                       $87,339
Trustee
Faith Colish                               $14,824                       $81,386
Trustee
C. Anne Harvey                             $14,824                       $81,386
Trustee
Barry Hirsch                               $14,824                       $81,386
Trustee
Robert A. Kavesh                           $14,824                       $81,386
Trustee

                                          Aggregate        Total Compensation from Investment
                                         Compensation      Companies in the Neuberger Berman
Name and Position with the Trust        from the Trust                Fund Complex
---------------------------------       --------------                ------------
Howard A. Mileaf                           $15,005                       $82,363
Trustee
Edward I. O'Brien                          $14,824                       $81,386
Trustee
William E. Rulon                           $14,824                       $81,386
Trustee
Cornelius T. Ryan                          $16,761                       $92,280
Trustee
Tom Decker Seip                            $15,687                       $86,339
Trustee
Candace L. Straight                        $14,824                       $81,386
Trustee
Peter P. Trapp                             $15,892                       $87,339
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                $0                           $0
President and Trustee
Peter E. Sundman                              $0                           $0
Chairman of the Board, Chief
Executive Officer and Trustee


     On December 31, 2005, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

Ownership of Securities
-----------------------

     Set forth below is the dollar range of securities owned by each Fund Trustee as of December 31, 2005.

--------------------------------------------------------------------------------
                                                   Lehman
                     Cash      Government  High    Brothers Limited  Municipal
                     Reserves  Money       Income  Core     Maturity Securities
--------------------------------------------------------------------------------
John Cannon             A          A         C        A        D         A
--------------------------------------------------------------------------------
Faith Colish            B          A         B        A        B         B
--------------------------------------------------------------------------------
C. Anne Harvey          A          A         A        A        C         A
--------------------------------------------------------------------------------
Barry Hirsch            A          A         A        A        A         E
--------------------------------------------------------------------------------
Robert A. Kavesh        A          A         A        A        A         A
--------------------------------------------------------------------------------
Edward I. O'Brien       A          A         A        A        A         A
--------------------------------------------------------------------------------
Howard A. Mileaf        B          A         C        A        A         C
--------------------------------------------------------------------------------
William E. Rulon        A          A         A        A        A         A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Lehman
                     Cash      Government  High    Brothers Limited  Municipal
                     Reserves  Money       Income  Core     Maturity Securities
--------------------------------------------------------------------------------
Cornelius T. Ryan       A          A         A        A        A         A
--------------------------------------------------------------------------------
Tom Decker Seip         A          A         A        A        A         A
--------------------------------------------------------------------------------
Candace L. Straight     B          C         A        A        D         A
--------------------------------------------------------------------------------
Peter P. Trapp          A          A         B        A        A         A
--------------------------------------------------------------------------------
Jack L. Rivkin          A          A         A        A        A         A
--------------------------------------------------------------------------------
Peter E. Sundman        C          A         A        A        A         A
--------------------------------------------------------------------------------

A = None  B = $1-$10,000  C = $10,000 - $50,000    D = $50,001-$100,000
E = over $100,000

----------------------------------------------------------------------------------------------
NAME OF FUND TRUSTEE             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                                 INVESTMENT COMPANIES OVERSEEN BY FUND TRUSTEE IN FAMILY OF
                                 INVESTMENT COMPANIES*
----------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
----------------------------------------------------------------------------------------------
John Cannon                                                                  $50,000-$100,000
----------------------------------------------------------------------------------------------
Faith Colish                                                                             None
----------------------------------------------------------------------------------------------
C. Anne Harvey                                                                           None
----------------------------------------------------------------------------------------------
Barry Hirsch                                                                  $10,000-$50,000
----------------------------------------------------------------------------------------------
Robert A. Kavesh                                                             $50,000-$100,000
----------------------------------------------------------------------------------------------
Howard A. Mileaf                                                                Over $100,000
----------------------------------------------------------------------------------------------
Edward I. O'Brien                                                                  $1-$10,000
----------------------------------------------------------------------------------------------
William E. Rulon                                                                         None
----------------------------------------------------------------------------------------------
Cornelius T. Ryan                                                                        None
----------------------------------------------------------------------------------------------
Tom Decker Seip                                                                 Over $100,000
----------------------------------------------------------------------------------------------
Candace L. Straight                                                          $50,000-$100,000
----------------------------------------------------------------------------------------------
Peter P. Trapp                                                               $50,000-$100,000
----------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
----------------------------------------------------------------------------------------------
Jack L. Rivkin                                                                           None
----------------------------------------------------------------------------------------------
Peter E. Sundman                                                                Over $100,000
----------------------------------------------------------------------------------------------
     *  Valuation as of December 31, 2005.

Independent Fund Trustees Ownership of Securities
-------------------------------------------------

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     NB Management serves as the investment manager to each Fund pursuant to a management agreement with the Trust, dated November 3, 2003 for each Fund except LEHMAN BROTHERS CORE Bond Fund (dated May 31, 2005 for LEHMAN BROTHERS CORE Bond
Fund) (each, a "Management Agreement").

     Each Management Agreement provides, in substance, that NB Management will make and implement investment decisions for each Fund in its discretion and will continuously develop an investment program for each Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, although NB Management has no current plans to pay a material amount of such compensation.

     NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the Fund Trustees, officers and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

     NB Management provides facilities, services, and personnel to each Fund pursuant to three administration agreements with the Trust, one for each Class, dated November 3, 2003 (May 31, 2005 in the case of LEHMAN BROTHERS CORE Bond
Fund) (each an "Administration Agreement," collectively, the "Administration Agreements"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

     Under the Administration Agreement for each Class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

     From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Management and Administration Fees
----------------------------------

     For investment management services, each Fund (except Neuberger Berman HIGH INCOME Bond Fund) pays NB Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Neuberger Berman HIGH INCOME Bond Fund pays NB Management a fee at the annual rate of 0.48% of average daily net assets.

     For administrative services, the Investor Class of Neuberger Berman CASH Reserves, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman HIGH INCOME Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust pays NB Management at the annual rate of 0.27% of that Class's average daily net assets. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

     The Investor Class of Neuberger Berman CASH Reserves, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman HIGH INCOME Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2005, 2004, and 2003:

                                       Management and Administration Fees
                                       ----------------------------------
                                            Accrued for Fiscal Years
                                            ------------------------
                                                Ended October 31
                                                ----------------
Investor Class                   2005                  2004              2003
--------------                   ----                  ----              ----
CASH RESERVES                 $1,927,356            $2,987,514        $3,758,736
GOVERNMENT MONEY              $1,750,053            $4,233,687        $5,818,281
HIGH INCOME                   $6,313,428            $4,917,190        $2,536,032
LIMITED MATURITY                $813,149              $926,815        $1,132,364
MUNICIPAL SECURITIES            $186,269              $200,817          $221,754


      For administrative services, the Neuberger Berman Investor Class of LEHMAN BROTHERS CORE Bond Fund pays NB Management at the annual rate of 0.27% of that Class's average daily net assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by this Class of the Fund; see "Distribution Arrangements" below.)

     The Neuberger Berman Investor Class of the Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal period of October 1, 2005 to October 31, 2005 and the fiscal year ended September 30, 2005:

                                            Management and Administration Fees
                                            ----------------------------------
                                                         Accrued
                                                         -------
Neuberger Berman Investor Class*   From October 1, 2005 to    Fiscal Year Ended
-------------------------------    ------------------------   -----------------
                                      October 31, 2005       September 30, 2005
                                      ----------------       ------------------
LEHMAN BROTHERS CORE                      $13,027                 $167,632

*Data prior to June 10, 2005 is that of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers Core Bond Fund.

     For administrative services, the Lehman Brothers Institutional Class of LEHMAN BROTHERS CORE Bond Fund pays NB Management at the annual rate of 0.15% of that Class's average daily net assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.

     The Lehman Brothers Institutional Class of the Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal period of October 1, 2005 to October 31, 2005 and the fiscal year ended September 30, 2005:

                                         Management and Administration Fees
                                         ----------------------------------
                                                     Accrued
                                                     -------
    Lehman Brothers            From October 1, 2005 to      Fiscal Year Ended
    ---------------            ------------------------     -----------------
 Institutional Class*             October 31, 2005          September 30, 2005
----------------------            ----------------          ------------------
LEHMAN BROTHERS CORE                   $15,298                  $485,743

*Data prior to June 10, 2005 is that of the Ariel Premier Bond Fund, the predecessor to the Lehman Brothers Core Bond Fund.

     For administrative services, the Trust Class of the Neuberger Berman LIMITED MATURITY Bond Fund pays NB Management at the annual rate of 0.50% of the Fund's average daily net assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Class under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.

     The Trust Class of Neuberger Berman LIMITED MATURITY Bond Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2005, 2004, and 2003:

                                       Management and Administration Fees
                                       ----------------------------------
                                            Accrued for Fiscal Years
                                            ------------------------
                                                Ended October 31
                                                ----------------
Trust Class                          2005             2004             2003
-----------                          ----             ----             ----
LIMITED MATURITY                   $170,314         $231,931         $308,769


Waivers and Reimbursements
--------------------------

     NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a Class-by-Class basis. If any Fund is omitted from the descriptions of the Class-by-Class waivers or reimbursements below, that Class of the Fund is not subject to any waivers or reimbursements.

Investor Class
--------------

     NB Management has contractually undertaken to reimburse the Investor Class of each of Neuberger Berman CASH RESERVES, Neuberger Berman HIGH INCOME Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust so that the total operating expenses of each Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.65% for CASH RESERVES and MUNICIPAL SECURITIES; 1.00% for HIGH INCOME; and 0.70% for LIMITED MATURITY of average daily net assets. This undertaking lasts until October 31, 2009.

     The Investor Class of each of Neuberger Berman CASH RESERVES, Neuberger Berman HIGH INCOME Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust have contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.65% for CASH RESERVES and MUNICIPAL SECURITIES; 1.00% for HIGH INCOME; and 0.70% for LIMITED MATURITY of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     For the fiscal years ended October 31, 2005, 2004, and 2003, NB Management reimbursed the Investor Class of the Funds the following amounts of expenses pursuant to each Fund's contractual arrangement:

Investor Class                    2005               2004             2003
--------------                    ----               ----             ----
CASH RESERVES                      $0                 $0               $0
GOVERNMENT MONEY                   $0                $822,004       $1,344,675
HIGH INCOME                        $0                 $0               $0
LIMITED MATURITY                  $145,616           $118,706          $81,375
MUNICIPAL SECURITIES              $157,589           $156,342         $140,242

     Additionally, NB Management has voluntarily agreed to waive its investment management fee for the Investor Class of each of Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund in the amount of 0.02% of the Fund's average net assets. This waiver may be terminated at any time. For the fiscal year ended October 31, 2005, NB Management voluntarily waived its investment management fee for the Investor Class of each of Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund in the amount of $83,671 and $73,845, respectively.

Neuberger Berman Investor Class
-------------------------------

     NB Management has contractually undertaken to reimburse the Neuberger Berman Investor Class of the LEHMAN BROTHERS CORE Bond Fund so that the total operating expenses of the Neuberger Berman Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.85% of average daily net assets. This undertaking lasts until October 31, 2016.

     The Neuberger Berman Investor Class of the LEHMAN BROTHERS CORE Bond Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     For the fiscal period of October 1, 2005 to October 31, 2005 and the fiscal year ended September 30, 2005, NB Management reimbursed the Neuberger Berman Investor Class of the Fund the following amounts of expenses:

Neuberger Berman Investor Class*   From October 1, 2005 to    Fiscal Year Ended
-------------------------------    ------------------------   -----------------
                                       October 31, 2005       September 30, 2005
                                       ----------------       ------------------
LEHMAN BROTHERS CORE                       $13,113                 $38,578

     Additionally, NB Management has voluntarily agreed to waive its management fee in the amount of 0.20% of the average daily net assets of the LEHMAN BROTHERS CORE Bond Fund through October 31, 2006. For the fiscal year ended September 30, 2005, NB Management voluntarily waived its investment management fee for the Neuberger Berman Investor Class of LEHMAN BROTHERS CORE Bond Fund in the amount of $18,529. For the fiscal period of October 1, 2005 to October 31, 2005, NB Management voluntarily waived its investment management fee for the Neuberger Berman Investor Class of LEHMAN BROTHERS CORE Bond Fund in the amount of $5,011.

Lehman Brothers Institutional Class
-----------------------------------

     NB Management has contractually undertaken to reimburse the Lehman Brothers Institutional Class of the LEHMAN BROTHERS CORE Bond Fund so that the total operating expenses of the Lehman Brothers Institutional Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.45% of average daily net assets. This undertaking lasts until October 31, 2016.

     The Lehman Brothers Institutional Class of the LEHMAN BROTHERS CORE Bond Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.45% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     For the fiscal period of October 1, 2005 to October 31, 2005 and the fiscal year ended September 30, 2005, NB Management reimbursed the Lehman Brothers Institutional Class of the Fund the following amounts of expenses:

   Lehman Brothers
 Institutional Class*              From October 1, 2005 to    Fiscal Year Ended
----------------------             ------------------------   -----------------
                                       October 31, 2005       September 30, 2005
                                       ----------------       ------------------
LEHMAN BROTHERS CORE                        $15,063                 $76,763


     Additionally, NB Management has voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of the LEHMAN BROTHERS CORE Bond Fund through October 31, 2006. For the fiscal year ended September 30, 2005, NB Management voluntarily waived its investment management fee for the Lehman Brothers Institutional Class of LEHMAN BROTHERS CORE Bond Fund in the amount of $30,159. For the fiscal period of October 1, 2005 to October 31, 2005, NB Management voluntarily waived its investment management fee for the Lehman Brothers Institutional Class of LEHMAN BROTHERS CORE Bond Fund in the amount of $7,645.

Trust Class
-----------


     NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman LIMITED MATURITY BOND Fund so that the total operating expenses of the Trust Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.80% of average daily net assets. This undertaking lasts until October 31, 2009.

     The Trust Class of Neuberger Berman LIMITED MATURITY Bond Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.80% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

     For the fiscal years ended October 31, 2005, 2004, and 2003, NB Management reimbursed each Class or its predecessor fund the following amounts of expenses:

Trust Class                          2005              2004              2003
-----------                          ----              ----              ----
LIMITED MATURITY                    $49,486          $47,081           $53,395


All Classes
-----------

     Each Management Agreement continues until October 31, 2006. Each Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

     Each Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Advisers
------------

     NEUBERGER BERMAN LLC: NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund (except LEHMAN BROTHERS CORE Bond Fund) pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

     LEHMAN BROTHERS ASSET MANAGEMENT LLC: NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the LEHMAN BROTHERS CORE Bond Fund pursuant to a sub-advisory agreement dated May 31, 2005 ("LEHMAN BROTHERS CORE Bond Fund Sub-Advisory Agreement").

     Pursuant to the LEHMAN BROTHERS CORE Bond Fund Sub-Advisory Agreement, NB Management has delegated responsibility for the Fund's day-to-day management to Lehman Brothers Asset Management. The LEHMAN BROTHERS CORE Bond Fund Sub-Advisory Agreement provides in substance that Lehman Brothers Asset Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The LEHMAN BROTHERS CORE Bond Fund Sub-Advisory Agreement permits Lehman Brothers Asset Management to effect securities transactions on behalf of the Fund through associated persons of Lehman Brothers Asset Management. The LEHMAN BROTHERS CORE Bond Fund Sub-Advisory Agreement also specifically permits Lehman Brothers Asset Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although Lehman Brothers Asset Management has no current plans to pay a material amount of such compensation.

     The Sub-Advisory Agreement and LEHMAN BROTHERS CORE Bond Fund Sub-Advisory Agreement each continues until October 31, 2006 and is renewable from year to year, subject to approval of its continuance in the same manner as each Management Agreement. The Sub-Advisory Agreement and Lehman BROTHERS CORE Bond

Fund Sub-Advisory Agreement each is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) on not less than 30 nor more than 60 days' prior written notice. Each Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.


     Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.




Portfolio Manager Information
-----------------------------

     Other Accounts Managed
     ----------------------

     The table below lists each Portfolio Manager of the Funds of the Trust for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2005.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER               FUND(S) MANAGED
--------------------------------------------------------------------------------
ANN H. BENJAMIN                 Neuberger Berman High Income Bond Fund
--------------------------------------------------------------------------------
THOMAS J. BROPHY                Neuberger Berman Municipal Securities Trust
--------------------------------------------------------------------------------
LORI CANELL                     Neuberger Berman Municipal Securities Trust
--------------------------------------------------------------------------------
JOHN E. DUGENSKE                Neuberger Berman Limited Maturity Bond Fund
--------------------------------------------------------------------------------
THEODORE P. GIULIANO            Neuberger Berman Limited Maturity Bond Fund
                                Neuberger Berman Municipal Securities Trust
--------------------------------------------------------------------------------
ANDREW A. JOHNSON               Lehman Brothers Core Bond Fund
--------------------------------------------------------------------------------
RICHARD W. KNEE                 Lehman Brothers Core Bond Fund
--------------------------------------------------------------------------------
KELLY M. LANDRON                Neuberger Berman Municipal Securities Trust
--------------------------------------------------------------------------------
THOMAS P. O'REILLY              Neuberger Berman High Income Bond Fund
--------------------------------------------------------------------------------

     The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2005.

                                                         NUMBER OF
                                                      ACCOUNTS MANAGED     ASSETS MANAGED FOR
                          NUMBER OF   TOTAL ASSETS        FOR WHICH       WHICH ADVISORY FEE IS
                          ACCOUNTS       MANAGED      ADVISORY FEE IS      PERFORMANCE-BASED
    TYPE OF ACCOUNT        MANAGED    ($ MILLIONS)   PERFORMANCE-BASED        ($ MILLIONS)
ANN H. BENJAMIN

Registered Investment       2            $723              0                    $0
Companies
Other Pooled Investment     1            $37               0                    $0
Vehicles
Other Accounts              46           $5,738            2                    $929

THOMAS J. BROPHY

Registered Investment       1            $34               0                    $0
Companies
Other Pooled Investment     0            $0                0                    $0
Vehicles
Other Accounts              524          $1,998            0                    $0

LORI CANELL

Registered Investment       1            $34               0                    $0
Companies
Other Pooled Investment     0            $                 0                    $0
Vehicles
Other Accounts              5,881        $3,475            0                    $0

JOHN E. DUGENSKE

Registered Investment       4            $1,340            0                    $0
Companies
Other Pooled Investment     0            $0                0                    $0
Vehicles
Other Accounts              90           $1,301            0                    $0

THEODORE P. GIULIANO

Registered Investment       5            $1,374            0                    $0
Companies
Other Pooled Investment     0            $0                0                    $0
Vehicles
Other Accounts              12,438       $9,489            0                    $0

ANDREW A. JOHNSON

Registered Investment       5            $3,622            0                    $0
Companies
Other Pooled Investment     9            $368              0                    $0
Vehicles
Other Accounts              20           $28,681           18                   $7,104

RICHARD W. KNEE
Registered Investment       5            $3,622            0                   $0
Companies
Other Pooled Investment     9            $368              0                   $0
Vehicles
Other Accounts              20           $28,681           18                  $7,104

KELLY M. LANDRON

Registered Investment       1             34               0                    0
Companies
Other Pooled Investment     0             0                0                    0
Vehicles
Other Accounts              524           1,998            0                    0

THOMAS P. O'REILLY

Registered Investment       2             723              0                    0
Companies
Other Pooled Investment     1             37               0                    0
Vehicles
Other Accounts              46            5,738            2                    929

     Conflicts of Interest
     ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman, Lehman Brothers Asset Management and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     Compensation
     ------------

     A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

     The Funds' Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In  addition,   there  are  additional  stock  and  option  award  programs available.

     We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

     Ownership of Securities
     -----------------------

     Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages as of October 31, 2005.

-------------------------------------------------------------------------------------------------
                                                                              DOLLAR RANGE OF
   PORTFOLIO MANAGER                      FUND(S) MANAGED                    EQUITY SECURITIES
                                                                             OWNED IN THE FUND
-------------------------------------------------------------------------------------------------
ANN H. BENJAMIN           Neuberger Berman High Income Bond Fund                      A
-------------------------------------------------------------------------------------------------
THOMAS J. BROPHY          Neuberger Berman Municipal Securities Trust                 A
-------------------------------------------------------------------------------------------------
LORI CANELL               Neuberger Berman Municipal Securities Trust                 A
-------------------------------------------------------------------------------------------------
CYNTHIA DAMIAN            Neuberger Berman Cash Reserves                              A
-------------------------------------------------------------------------------------------------
                          Neuberger Berman Government Money Fund                      A
-------------------------------------------------------------------------------------------------
JOHN E. DUGENSKE          Neuberger Berman Cash Reserves                              A
-------------------------------------------------------------------------------------------------
                          Neuberger Berman Government Money Fund                      A
-------------------------------------------------------------------------------------------------
                          Neuberger Berman Limited Maturity Bond Fund                 A
-------------------------------------------------------------------------------------------------
THEODORE P. GIULIANO      Neuberger Berman Cash Reserves                              A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                          Neuberger Berman Government Money Fund                      D
-------------------------------------------------------------------------------------------------
                          Neuberger Berman Limited Maturity Bond Fund                 A
-------------------------------------------------------------------------------------------------
                          Neuberger Berman Municipal Securities Trust                 A
-------------------------------------------------------------------------------------------------
ANDREW A. JOHNSON         Lehman Brothers Core Bond Fund                              A
-------------------------------------------------------------------------------------------------
ALYSSA JUROS              Neuberger Berman Cash Reserves                              B
-------------------------------------------------------------------------------------------------
                          Neuberger Berman Government Money Fund                      A
-------------------------------------------------------------------------------------------------
RICHARD W. KNEE           Lehman Brothers Core Bond Fund                              A
-------------------------------------------------------------------------------------------------
KELLY M. LANDRON          Neuberger Berman Municipal Securities Trust                 A
-------------------------------------------------------------------------------------------------
THOMAS P. O'REILLY        Neuberger Berman High Income Bond Fund                      A
-------------------------------------------------------------------------------------------------
        A = NONE                                                 E = $100,001-$500,000
        B = $1-$10,000                                           F = $500,001-$1,000,000
        C = $10,001-$50,000                                      G = OVER $1,000,001
        D = $50,001-$100,000

Investment Companies Managed
----------------------------

As of December 31, 2005, the investment companies managed by NB Management had aggregate net assets of approximately $32.5 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                     Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

National Municipal Money Fund.......................................$200,000,010
Neuberger Berman Cash Reserves......................................$485,037,514
Neuberger Berman Government Money Fund..............................$345,418,424
Neuberger Berman High Income Bond Fund..............................$718,594,320
Lehman Brothers Core Bond Fund.......................................$74,844,999
Lehman Brothers Municipal Money Fund................................$549,239,538

                                                                     Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

Lehman Brothers New York Municipal Money Fund.......................$100,000,010
Neuberger Berman Limited Maturity Bond Fund.........................$168,896,013
Neuberger Berman Municipal Securities Trust..........................$33,794,361
Neuberger Berman Strategic Income Fund...............................$24,843,484
Tax-Free Money Fund.................................................$400,000,010
Neuberger Berman Century Fund........................................$10,654,095
Neuberger Berman Fasciano Fund......................................$551,036,534
Neuberger Berman Focus Fund.......................................$1,274,540,064
Neuberger Berman Genesis Fund....................................$11,401,947,862
Neuberger Berman Guardian Fund....................................$1,597,621,128
Neuberger Berman International Fund...............................$1,106,888,777
Neuberger Berman International Institutional Fund...................$174,192,576
Neuberger Berman Manhattan Fund.....................................$359,824,631
Neuberger Berman Millennium Fund.....................................$55,534,491
Neuberger Berman Partners Fund....................................$2,981,981,082
Neuberger Berman Real Estate Fund....................................$47,193,989
Neuberger Berman Regency Fund.......................................$157,074,388
Neuberger Berman Socially Responsive Fund...........................$539,777,741
Neuberger Berman Advisers Management Trust........................$2,477,302,428
Neuberger Berman Intermediate Municipal Fund Inc....................$485,828,721
Neuberger Berman California Intermediate Municipal Fund Inc.........$159,766,066
Neuberger Berman New York Intermediate Municipal Fund Inc...........$129,176,653
Neuberger Berman Real Estate Income Fund Inc........................$144,708,907

                                                                     Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

Neuberger Berman Realty Income Fund Inc.............................$820,794,596
Neuberger Berman Real Estate Securities Income Fund Inc.............$797,950,554
Neuberger Berman Income Opportunity Fund Inc........................$416,804,093
Neuberger Berman Dividend Advantage Fund Inc. ......................$179,585,351
Institutional Liquidity Portfolio.................................$2,126,828,567
Prime Portfolio...................................................$1,860,550,502


     The investment decisions concerning the Funds and the other registered investment companies managed by NB Management, Neuberger Berman, or Lehman Brothers Asset Management Inc. (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

     The Funds, NB Management, Lehman Brothers Asset Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management  and Control of  NB Management, Neuberger Berman and Lehman  Brothers
--------------------------------------------------------------------------------
Asset Management
----------------

     Neuberger Berman, Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust. The directors, officers and/or employees of Lehman Brothers Asset
Management who are deemed "control persons," all of whom have offices at the same address as the Lehman Brothers Asset Management, are: Theodore P. Janulis, Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

     Lehman Brothers is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman
Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

     According to a Schedule 13G jointly filed on February 14, 2005 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 12,161,892 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 5,998,759 of such shares, shared voting power with respect to 1,562,204 of such shares, sole dispositive power with respect to 12,160,907 of such shares, and shared dispositive power with respect to 985 of such shares, and (b) 12,117,617 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, NY 10104.

                            DISTRIBUTION ARRANGEMENTS

     Neuberger Berman CASH RESERVES, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman HIGH INCOME Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund, and Neuberger Berman MUNICIPAL SECURITIES Trust offer a Class of shares, known as Investor Class. LEHMAN BROTHERS CORE Bond Fund offers two Classes of shares known as Neuberger Berman Investor Class and Lehman Brothers Institutional Class. Neuberger Berman LIMITED MATURITY Bond Fund offers a Class of shares known as Trust Class.

Distributor
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class, Neuberger Berman Investor Class, Lehman Brothers Institutional Class and Trust Class shares are offered on a no-load basis. Lehman Brothers Institutional Class Shares and Trust Class Shares are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

     In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class shares, Neuberger Berman Investor Class and Lehman Brothers Institutional Class shares, each a continuous offering, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund's Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

     For each Funds' Investor Class, Neuberger Berman Investor Class and Lehman Brothers Institutional Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management,

Neuberger Berman, or Lehman Brothers Asset Management.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

     The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2006. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as each Management Agreement.

Distribution Plan (Neuberger Berman Investor Class Only)
--------------------------------------------------------

     The Trust, on behalf of the LEHMAN BROTHERS CORE Bond Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Neuberger Berman Investor Class ("Distribution Plan") which, among other things, permits the Fund to pay NB Management fees for its services related to the sales and distribution of this Class of shares and provide ongoing services to holders of this Class of shares. Under the Distribution Plan, the Fund pays NB Management a certain annual percentage rate of its average daily net assets. Neuberger Berman Investor Class pays 0.25%. Payments with respect to the Neuberger Berman Investor Class are made only from assets attributable to that Class. For the Neuberger Berman Investor Class, NB Management may pay up to the full amount of the distribution fee it receives to broker-dealers, banks, third-party administrators and other institutions that support the sale and distribution of shares or provide services to that Class and its shareholders. The fee paid to such institutions is based on the level of such services provided. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective Class of shares only. The amount of fees paid by the Neuberger Berman Investor Class during any year may be more or less than the cost of distribution and other services provided to that Class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Distribution Plan complies with these rules.

     The total amount of fees accrued for the fiscal year ended September 30, 2005 and the fiscal period of October 1, 2005 to October 31, 2005 were $72,994 and $6,259, respectively.

     The Distribution Plan requires that NB Management provide Fund Trustees, for their review, a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

     Prior to approving the Distribution Plan, Fund Trustees considered various factors relating to the implementation of the Distribution Plan and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and shareholders of the Neuberger Berman Investor Class. To the extent the Distribution Plan allows the Fund to penetrate markets to which that Class would not otherwise have access, the Distribution Plan may result in additional sales of the Fund shares of Neuberger Berman Investor Class; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.

     The Distribution Plan continues until May 31, 2006. The Distribution Plan is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Distribution Plans ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Distribution Plan may not be amended to increase materially the amount of fees paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by Fund Trustees in the manner described above. A Distribution Plan is terminable with respect to a Class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.

     From time to time, one or more of the Funds may be closed to new investors. Because the Plan pays for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

     Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to the Class (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that Class and rounding the result to the nearest full cent.

     Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund try to maintain stable NAVs of $1.00 per share. They value their securities at their cost at the time of purchase and assume a constant amortization to maturity of any discount or premium. Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund calculate their NAVs as of noon Eastern time on each day the NYSE and Federal Reserve Wire System are open.

     Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust value their securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Fund Trustees believe accurately reflects fair value. The Funds periodically verify valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust each calculates it NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

     Each Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

     If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Board of Trustees of the Trust has authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

     If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board of Trustees of the Trust believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Automatic Investing and Dollar Cost Averaging
---------------------------------------------

     Investor Class and Neuberger Berman Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class or Neuberger Berman Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class or Neuberger Berman Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

     Automatic investing enables an Investor Class or Neuberger Berman Investor Class shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

     As more fully set forth in the section of the Prospectuses entitled "Maintaining Your Account," if shareholders purchased a Fund's Institutional, Investor or Neuberger Berman Investor shares directly, they may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other Equity, Income, or Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other Fund(s) are met (for purposes of the exchange privilege, Neuberger Berman Investor Class and Investor Class are considered in the same class). Investor Class and Neuberger Berman Investor Class shares may also be exchanged for Trust Class shares of the Real Estate Fund, and Trust Class shares of the Real Estate Fund may be exchanged for Investor Class and Neuberger Berman Investor Class shares, provided that NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     Institutional Class shares may also be exchanged for shares of the Neuberger Berman International Institutional Fund. An Institution may exchange the Fund's Adviser, Trust or Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution. This privilege is not available for Lehman Brothers Institutional Class shareholders, Strategic Income Fund Institutional Class shareholders, International Institutional Fund Institutional Class shareholders, or Genesis Fund Institutional Class shareholders.

EQUITY FUNDS
------------

   Neuberger Berman    Seeks long-term  growth of capital;  dividend income is a
   Century Fund        secondary  goal.  Invests  mainly  in  common  stocks  of
                       large-capitalization  companies.  The  Portfolio  Manager
                       seeks  to  buy  companies  with  strong   historical  and
                       prospective earnings growth.

EQUITY FUNDS
------------

   Neuberger Berman    Seeks  long-term  capital growth.  The Portfolio  Manager
   Fasciano Fund       also may consider a company's  potential for income prior
                       to selecting it for the Fund. The Fund invests mainly in the common stocks of small-cap companies, I.E., those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio
                       Manager will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

   Neuberger Berman    Seeks  long-term  growth of  capital.  Invests  mainly in
   Focus Fund          common stocks selected from 13 multi-industry  sectors of
                       the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy, and may invest 50% or more of its assets in any one sector.

   Neuberger Berman    Seeks  growth  of  capital.  Invests  mainly in stocks of
   Genesis Fund        companies  with  small  market  capitalizations  (no more
   (This fund is       than $1.5 billion at the time of the Fund's  investment).
   closed to new       The  Portfolio   Managers  seek  to  buy  the  stocks  of
   investors.)         undervalued  companies  whose  current  product lines and
                       balance sheets are strong.

   Neuberger Berman    Seeks  long-term   growth  of  capital  and  secondarily,
   Guardian Fund       current  income.  Invests  mainly  in  stocks  of mid- to
                       large-capitalization companies that are well positioned and are undervalued in the market.

   Neuberger Berman Seeks long-term capital appreciation by investing International Fund primarily in foreign stocks of any capitalization, both in  developed  economies  and in  emerging  markets.  The
                       Portfolio   Managers   seek   undervalued   companies  in
                       countries with strong potential for growth.

EQUITY FUNDS
------------

   Neuberger Berman Seeks growth of capital. Invests in securities believed Manhattan Fund to have the maximum potential for long-term capital appreciation.  The Portfolio  Managers seek  fast-growing
                       companies  with  above  average  sales  and   competitive
                       returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

   Neuberger Berman Seeks growth of capital by investing mainly in common Millennium Fund stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time of initial investment. The
                       Portfolio Managers take a growth approach to stock selection, looking for fast growing companies with above average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

   Neuberger Berman    Seeks  capital   growth   through  an  approach  that  is
   Partners Fund       intended to increase  capital with  reasonable  risk. The
                       Portfolio   Manager  looks  at   fundamentals,   focusing
                       particularly on cash flow, return on capital, and asset values.

   Neuberger Berman    Seeks  total  return  through  investment  in real estate
   Real Estate Fund    securities,  emphasizing  both capital  appreciation  and
                       current income.

   Neuberger Berman    Seeks growth of capital by investing  primarily in common
   Regency Fund        stocks   of   mid-capitalization   companies   which  the
                       Portfolio Manager believes have solid fundamentals.

   Neuberger Berman    Seeks long-term growth of capital by investing  primarily
   Socially Responsive in   securities   of  companies   that  meet  the  Fund's
   Fund                financial criteria and social policy.

INCOME FUNDS
------------

Neuberger Berman       A  money  market  fund  seeking  the  highest   available
Cash Reserves          current income consistent with safety and liquidity.  The
                       Fund invests in  high-quality  money market  instruments.
                       The  Fund  may  also   engage   in   reverse   repurchase
                       agreements and securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman       A U.S.  Government  money  market  fund  seeking  maximum
Government Money Fund  safety and  liquidity and the highest  available  current
                       income.   The  Fund  invests  in  securities   issued  or
                       guaranteed  as to  principal  or  interest  by  the  U.S.
                       Government,   its  agencies  and   instrumentalities  and
                       repurchase  agreements on such  securities.  The Fund may
                       also  engage  in  reverse   repurchase   agreements   and
                       securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman       Seeks  high  total   returns   consistent   with  capital
High Income Bond Fund  preservation.  The Fund normally  invests  primarily in a
                       diversified   portfolio   of   U.S.    intermediate-term,
                       high-yield corporate bonds, including those sometimes known as "junk" bonds.

Lehman Brothers        Seeks to maximize total return  through a combination  of
Core Bond Fund         income  and  capital  appreciation.  The  Fund   normally
                       invests   in  high   quality   fixed-income   securities.
                       Corporate bonds, commercial paper or bonds secured by assets such as home mortgages, generally, must at least be an A*/; bonds issued by the U.S. Government or its agencies are considered high quality.

Neuberger Berman       Seeks the  highest  current  income  consistent  with low
Limited Maturity Bond  risk to principal and liquidity and,  secondarily,  total
Fund                   return.  The Fund invests in debt  securities,  primarily
                       investment grade; maximum 10% below investment grade, but no lower than B.*/ Maximum average duration of four years.

Neuberger Berman       Seeks high  current  tax-exempt  income  with low risk to
Municipal Securities   principal,  limited price fluctuation, and liquidity and,
Trust                  secondarily,   total   return.   The  Fund   invests   in
                       investment grade municipal securities with a maximum average duration of 10 years.

MUNICIPAL FUNDS
---------------

National Municipal     Seeks  the highest  available current income exempt  from
Money Fund             federal  income tax  that is  consistent with safety  and
                       liquidity. The Fund normally invests at least 80% of its net assets in high-quality, short-term securities from municipal issuers around the country. The Fund seeks to maintain a stable $1.00 share price.

Lehman Brothers        A money  market fund seeking the maximum  current  income
Municipal Money Fund   exempt from federal  income tax,  consistent  with safety
                       and   liquidity.   The  Fund  invests  in   high-quality,
                       short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.

Lehman Brothers New    A money market fund seeking the highest available current
York Municipal         income exempt from federal income tax and New York  State
Money Fund             and  New  York  City  personal   income  taxes  that   is
                       consistent with safety and liquidity. The Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price.

Tax-Free Money Fund    Seeks the highest available  current  income exempt  from
                       federal income tax and, to the extent possible, from  the
                       federal alternative minimum tax, that is consistent  with
                       safety and liquidity. The Fund normally invests  at least
                       80% of  its  net  assets  in   high-quality,   short-term
                       municipal securities.  The Fund also normally invests  at
                       least 80% of its net assets in  securities  the  interest
                       on  which   is  not  a   preference   item  for   federal
                       alternative minimum tax purposes. The Fund seeks to maintain a stable $1.00 share price.


*/   As  rated  by Moody's  or S&P or, if unrated  by either of those  entities, determined  by NB Management to be of comparable quality.

     Any of the Income Funds, Equity Funds or Municipal Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that NATIONAL Municipal Money Fund, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman CASH RESERVES, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK Municipal Money Fund, or TAX-FREE Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

     The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

     As noted in the applicable Prospectus, each of the Bond Funds, as well as Neuberger Berman MUNICIPAL SECURITIES Trust prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, these Funds will generally price their shares as of the earlier closing time.

     Each of the Money Funds calculates its share price as of noon on days on which the NYSE is open. If the NYSE were to close regular trading before noon, these funds would price their shares as of the earlier closing time.

Redemptions in Kind
-------------------

     LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund, Neuberger Berman HIGH INCOME Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust reserve the right, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman CASH RESERVES also reserve the right, to honor any request for redemption by making payment in whole or in part in securities. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when NB Management determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes to its shareholders substantially all of its net investment income by Class (after deducting expenses attributable to the Class), any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it earns or realizes. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income of LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund, Neuberger Berman HIGH INCOME Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust and net gains and losses of all Funds, are reflected in a Fund's NAV until distributed. Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman CASH RESERVES calculate their net investment income and share price as of noon (Eastern time) on each Business Day; the other Funds calculate their net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time).

     Income dividends for each Fund are declared daily; dividends declared for each month are paid on the last Business Day of the month. Shares of Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman CASH RESERVES begin earning income dividends on the Business Day the proceeds of the purchase order are converted to "federal funds" if converted by 12:00 noon (Eastern time) that day, or the next day if so converted after that time, and continue to earn dividends through the Business Day before they are redeemed. Shares of the other Funds begin earning income dividends on the Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

     Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class and Neuberger Berman Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, as designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

     A shareholder's cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Funds
---------------------

     To continue to qualify for treatment as a RIC under the Code, each Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and, for LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund, and Neuberger Berman HIGH INCOME Bond Fund, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies, and
(b) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs.

     By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the federal income tax rate for net capital gain - a maximum of 15%) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

     Interest and dividends a Fund receives, and gains it realizes, on foreign securities, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The use by Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund, and Neuberger Berman LIMITED MATURITY Bond Fund of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments any such Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Neuberger Berman HIGH INCOME Bond Fund's, LEHMAN BROTHERS CORE Bond Fund's, and Neuberger Berman LIMITED MATURITY Bond Fund's exchange-traded Futures Contracts, "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively "Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of
Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that any such Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. Each such Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

     Section 988 of the Code also may apply to Forward Contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

     When a covered call option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain

(or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

     If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a Futures or Forward Contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     Neuberger Berman CASH RESERVES, Neuberger Berman LIMITED MATURITY BOND Fund, and Neuberger Berman MUNICIPAL SECURITIES Trust each may invest in municipal bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Fund (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     Each Fund (except LEHMAN BROTHERS CORE Bond Fund) may acquire zero coupon or other securities issued with OID. Neuberger Berman HIGH INCOME Bond Fund may also acquire pay-in-kind securities, which pay "interest" through the issuance of additional securities. As a holder of those securities, each Fund must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Funds' Shareholders
-----------------------------------

     If shares of Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund or Neuberger Berman MUNICIPAL SECURITIES Trust ("Variable NAV Funds") are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Each Fund is required to withhold 28% of all dividends, and each Variable NAV Fund is required to withhold 28% of capital gain distributions redemption proceeds (regardless of the extent to which gain or loss may be realized), payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who otherwise are subject to backup withholding for any other reason.

     Dividends a Fund pays to a foreign shareholder, other than dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The 2004 Act, however, created two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," that, if properly designated by a Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning before January 1, 2008.

     As described in "Maintaining Your Account" in each Prospectus, a Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

                        VALUATION OF PORTFOLIO SECURITIES

     Each of Neuberger Berman CASH RESERVES and Neuberger Berman GOVERNMENT MONEY Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost method of valuation to enable it to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Funds' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Funds, under most conditions, to maintain a stable $1.00 share price, there can be no assurance they will be able to do so. An investment in either of these Funds, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.


                             PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.


     In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund). Under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, each Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.


     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

     The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

     During the fiscal year ended October 31, 2005, Neuberger Berman CASH RESERVES acquired securities of the following of its "regular brokers or dealers": J.P. Morgan Chase & Co., State Street Bank & Trust Company. At October 31, 2005, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Citigroup Global Markets, $11,003,148; Credit Suisse First Boston Corp., $10,100,962; Goldman Sachs & Co., $6,706,094; Merrill Lynch, Pierce, Fenner & Smith Inc., $14,007,497; and Morgan Stanley, $13,160,320.

     During the fiscal year ended October 31, 2005, Neuberger Berman GOVERNMENT MONEY Fund did not acquire any securities of "regular brokers or dealers." At October 31, 2005, that Fund held none of the securities of its "regular brokers or dealers."

     During the fiscal year ended October 31, 2005, Neuberger Berman HIGH INCOME Bond Fund acquired securities of the following of its "regular brokers or dealers": Citigroup Global Markets, Inc. At October 31, 2005, that Fund held none of the securities of its "regular brokers or dealers" with an aggregate value as follows: State Street Bank & Trust Company, $12,800,000.

     During the fiscal year ended September 30, 2005, LEHMAN BROTHERS CORE Bond Fund acquired securities of the following of its "regular brokers or dealers":
State Street Bank & Trust Company. At September 30, 2005, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Banc of America Securities, LLC, 463,632; Bear, Stearns, & Co., Inc., $1,111,242; Citigroup Global Markets, Inc., $1,283,035; Goldman, Sachs & Co., $594,974; J.P. Morgan Chase & Co., $7,293,752; Merrill Lynch, Pierce, Fenner & Smith Inc., $1,084,214; and Morgan Stanley, $137,899.

     During the period from October 1, 2005 to October 31, 2005, LEHMAN BROTHERS CORE Bond Fund acquired securities of the following of its "regular brokers or dealers": Banc of America Securities, LLC, State Street Bank & Trust Company. At October 31, 2005, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Banc of America Securities, LLC, $450,718; Bear, Stearns, & Co., Inc., $1,190,007; Citigroup Global Markets, Inc., $1,372,703; Credit Suisse First Boston Corp., $1,404,616; Goldman, Sachs & Co., $515,163; J.P. Morgan Chase & Co., $5,981,131; Lehman Brothers, Inc., $916,479; Merrill Lynch, Pierce, Fenner & Smith Inc., $705,905; and Morgan Stanley, $495,277.

     During the fiscal year ended October 31, 2005, Neuberger Berman LIMITED MATURITY Bond Fund acquired securities of the following of its "regular brokers or dealers": None. At October 31, 2005, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Banc of America Securities, LLC, $8,598,256; Bear, Stearns, & Co., Inc., $1,767,944; Citigroup Global Markets, Inc., $8,856,958; Credit Suisse First Boston Corp., $2,189,768; Goldman Sachs, $2,363,352; J.P. Morgan Chase & Co., $12,308,915; Merrill Lynch, Pierce, Fenner & Smith Inc., $2,280,176; Morgan Stanley, $2,262,231; and State Street Bank and Trust Company, $9,160,000.

     During the fiscal year ended October 31, 2005, Neuberger Berman MUNICIPAL SECURITIES Trust did not acquire any securities of its "regular brokers or dealers". At October 31, 2005, that Fund held none of the securities of its "regular broker or dealers."

     No affiliate of any Fund receives give-ups or reciprocal business in connection with its portfolio transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

     The Funds may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated
Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     The use of Neuberger Berman and Lehman Brothers as brokers for the Funds is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by the Funds to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment (Lehman Brothers Asset Management's judgment in the case of LEHMAN BROTHERS CORE Bond
Fund). No Fund deems it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, each Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including the Funds, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Funds. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

     Each Fund expects that it will continue to execute a portion of their transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances Neuberger Berman (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) normal internal research activities, Neuberger Berman's (Lehman
Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) always considers its best execution obligation when deciding which broker to utilize.

     A committee comprised of officers of NB Management and employees of Neuberger Berman and/or Lehman Brothers Asset Management who are Portfolio Managers of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman and/or Lehman Brothers Asset Management. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman and/or Lehman Brothers Asset Management may be higher than the amount another firm might charge if NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund). That research may be used by NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) in servicing Other NB Funds and, in some cases, by Neuberger Berman and/or Lehman Brothers Asset Management in servicing the Managed Accounts. On the other hand, research received by NB Management (Lehman Brothers Asset Management in the case of LEHMAN BROTHERS CORE Bond Fund) from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman and/or Lehman Brothers Asset Management from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

Portfolio Turnover
------------------

     Neuberger Berman HIGH INCOME Bond Fund, LEHMAN BROTHERS CORE Bond Fund, Neuberger Berman LIMITED MATURITY Bond Fund and Neuberger Berman MUNICIPAL SECURITIES Trust calculate their portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting
------------

     The Board has delegated to Neuberger Berman (Neuberger Berman Management Inc. for Lehman Brothers Core Bond Fund) the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, Neuberger Berman and Neuberger Berman Management Inc. are required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman and Neuberger Berman Management Inc. to contract with a third party to obtain proxy voting and related services, including research of current issues.

     Neuberger Berman and Neuberger Berman Management Inc. have implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman and Neuberger Berman Management Inc. vote proxies prudently and in the best interest of the advisory clients for whom Neuberger Berman or Neuberger Berman Management Inc. have voting authority, including the Funds. The Proxy Voting Policy also describes how each of Neuberger Berman and Neuberger Berman Management Inc. address any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     Neuberger Berman and Neuberger Berman Management Inc.'s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman and Neuberger Berman Management Inc. utilize Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

     Neuberger Berman and Neuberger Berman Management Inc.'s guidelines adopt the voting recommendations of ISS. Neuberger Berman and Neuberger Berman Management Inc. retain final authority and fiduciary responsibility for proxy voting for their respective investment advisory clients. Neuberger Berman and Neuberger Berman Management Inc. believe that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman or Neuberger Berman Management Inc. and a client as to how proxies are voted.

     In the event that an investment professional at Neuberger Berman or Neuberger Berman Management Inc. believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman or Neuberger Berman Management Inc. and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman or Neuberger Berman Management Inc. and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy
------------------------------------

     The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The Funds' President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the Funds' President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     No Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Directors reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to a Code of Ethics adopted by the Funds, NB Management, Neuberger Berman, and Lehman Brothers Asset Management ("Code of Ethics"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds shareholders. The Code of Ethics also prohibits any person associated with the Funds, NB Management, Neuberger Berman, and Lehman Brothers Asset Management in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients
--------------------------------------

     The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     BEAR STEARNS SECURITIES CORP. ("BEAR STEARNS"). Neuberger Berman HIGH INCOME Bond Fund has entered into a securities lending agreement with Bear Stearns under which the Fund provides Bear Stearns with its complete portfolio holdings each day. Pursuant to such agreement, Bear Stearns agrees that all portfolio and other information concerning the Fund that is disclosed or made available to Bear Stearns constitutes a valuable asset of, and is proprietary to the Fund. Bear Stearns agrees that the Fund's information will be used solely for purposes of the transactions contemplated by the agreement or to comply with regulatory requirements or legal process and will not be disclosed to any other party without the express written consent of the Fund. Bear Stearns agrees to protect the Fund information by using the same degree of care to prevent the unauthorized disclosure of the Fund information as Bear Stearns uses to protect its own information of a like nature. The Fund pays a fee to Bear Stearns with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     SECURITIES LENDING AGENT. One or more of the Funds have entered into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to a Fund's operations that is designated by that Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund participating in the agreement pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

     Rating, Ranking and Research Agencies.
     --------------------------------------

     Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Lehman Brothers Asset Management, Neuberger Berman or any other person in connection with the disclosure of this information. Each Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for each of the Funds.

                             REPORTS TO SHAREHOLDERS

     Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Funds
---------

     Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eleven separate operating series (the Funds). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Income Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman HIGH INCOME Bond Fund and LEHMAN BROTHERS CORE Bond Fund) was "Neuberger & Berman."

     The predecessors of Funds (except for Neuberger Berman HIGH INCOME Bond Fund and LEHMAN BROTHERS CORE Bond Fund) were converted into separate series of the Trust on July 2, 1993; these conversions were approved by the shareholders of the Funds in April 1993.

     DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     OTHER. Because Trust Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

     Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class and Neuberger Berman Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All Lehman Brothers Institutional Class and Trust Class correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Each Fund (except LEHMAN BROTHERS CORE Bond Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

     LEHMAN BROTHERS CORE Bond Fund has selected Tait,  Weller & Baker LLP, 1818
Market  Street,  Suite  2400,  Philadelphia,   PA,  19103,  as  the  independent
registered public accounting firm who will audit its financial statements.

                                  LEGAL COUNSEL

     Each Fund has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 2006, the following are all of the beneficial and record owners of more than five percent of each Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND                                 NAME & ADDRESS            PERCENT OWNED
----                                 --------------            -------------
CASH RESERVES INVESTOR CLASS             Lehman Brothers Inc.                                  28.98%
                                         For the exclusive benefit of
                                         Customers
                                         70 Hudson Street, 7th Floor
                                         Jersey City, NJ 07302

                                         Neuberger Berman Management Inc.                      28.46%
                                         Attn Nick Altomare
                                         605 Third Ave., Fl 3
                                         New York, NY 10158

                                         Neuberger Berman LLC                                  18.05%
                                         For the exclusive benefit of
                                         Customers
                                         70 Hudson Street, 7th Floor
                                         Jersey City, NJ 07302

GOVERNMENT MONEY FUND INVESTOR CLASS     Lehman Brothers Inc.                                  64.53%
                                         For the exclusive benefit of
                                         Customers
                                         70 Hudson Street, 7th Floor
                                         Jersey City, NJ 07302

                                         Neuberger Berman LLC                                  21.03%
                                         For the exclusive benefit of
                                         Customers
                                         70 Hudson Street, 7th Floor
                                         Jersey City, NJ 07302

HIGH INCOME BOND FUND INVESTOR CLASS     Charles Schwab & Co. Inc.                             24.90%
                                         Attn Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104

                                         National Financial Services for the                   23.75%
                                         Exclusive Benefit of their Clients
                                         P.O. Box 3908
                                         Church St. Station
                                         New York, NY 10008

                                         Prudential Investment
                                         Management Service FBO                                 6.15%

                                                 110

                                         Mutual Fund Clients
                                         100 Mulberry St.
                                         3 Gateway Center, Fl. 11
                                         Mail Stop NJ
                                         Newark, NJ 07102

LIMITED MATURITY BOND FUND INVESTOR      Charles Schwab & Co. Inc.                             20.13%
CLASS                                    Attn Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104

                                         Neuberger Berman LLC                                  15.19%
                                         70 Hudson Street, 7th Floor
                                         Jersey City, NJ 07302

                                         Wells Fargo Bank NA FBO Federated                     10.33%
                                         Retirement - Neub & Berman
                                         P.O. Box 1533
                                         Minneapolis, MN 55480

LIMITED MATURITY BOND FUND TRUST CLASS   Hartford Life Insurance Co.                           40.85%
                                         Separate Account TK
                                         Attn David Ten Broeck
                                         200 Hopmeadow St.
                                         Simsbury, CT 06089

                                         Nationwide Life Insurance                             24.81%
                                         QPVA
                                         c/o IPO Portfolio Accounting
                                         P.O. Box 182029
                                         Columbus, OH 43218

                                         Nationwide Trust Company FSB                           8.88%
                                         c/o IPO Portfolio Accounting
                                         P.O. Box 182029
                                         Columbus, OH 43218

                                         National Financial Serv Corp. for                      7.55%
                                         the Exclusive Benefit of Our
                                         Customers
                                         P.O. Box 3908
                                         Church St. Station
                                         New York, NY 10008

LEHMAN BROTHERS CORE BOND FUND           UMB Bank, NA Fiduciary for Various                    22.76%
NEUBERGER BERMAN INVESTOR CLASS          Tax Deferred Accounts
                                         1 SW Security Benefit Pl.
                                         Topeka, KS 66636

                                         National Financial Scvs Corp.                         17.85%
                                         For the exclusive benefit of our
                                         customers

                                                 111

                                         Sal Vella
                                         200 Liberty Street
                                         New York, NY 10281

                                         Security Life Benefit Insurance Co.                   12.00%
                                         1 SW Security Benefit Pl.
                                         Topeka, KS 66636

                                         MLPF&S for the sole benefit of its                    10.79%
                                         customers
                                         Attn Fund Administration
                                         4800 Deer Lake DR. E. 3rd Fl.
                                         Jacksonville, FL 32246

MUNICIPAL SECURITIES TRUST FUND          Charles Schwab & Co Inc.                              29.09%
INVESTOR CLASS                           Attn Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104

                                         Merrill Lynch Pierce Fenner & Smith                    5.16%
                                         Inc. Fund Administration
                                         Attn Service Team
                                         4800 Deer Lake Dr E Fl 2
                                         Jacksonville, FL 32246


     As of December 31, 2005, the following are all of the beneficial and record owners of more than five percent of the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

CLASS                                 NAME & ADDRESS                                PERCENT OWNED
-----                                 --------------                                -------------
LEHMAN BROTHERS CORE BOND FUND        Mercer Trust Co. Custodian                       56.16%
INSTITUTIONAL CLASS                   IBEW Local 134 Joint Pension Trust of
                                      Chicago Pension Pl. No. 5
                                      35 Investors Way
                                      Norwood, MA 02062

                                      Union Bank Tr Nominee                            18.33%
                                      FBO FNB Omnibus
                                      P.O. Box 85454
                                      San Diego, CA 92186

                                      IUOE Local 399                                    6.49%
                                      Health & Welfare Fund
                                      763 W Jackson Blvd.
                                      Chicago, IL 60661

                                      Bank of America NA Cust.                          5.89%
                                      FBO Trustee Phila Sub Corp Ariel Cap Mgmt
                                      Attn MFO 8511116
                                      P.O. Box 831575
                                      Dallas, TX 75283

                             REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

     Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from each Fund's Annual Report to shareholders for the fiscal year ended October 31, 2005 and the Lehman Brothers Core Bond Fund Annual Report to shareholders for the fiscal year ended September 30, 2005:

          The audited financial statements of the Funds (except for Lehman Brothers Core Bond Fund) and notes thereto for the fiscal year ended October 31, 2005, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Funds.

          The audited financial statements of Lehman Brothers Core Bond Fund and notes thereto for the fiscal year ended October 31, 2005, and the reports of Tait, Weller and Baker LLP, Independent Registered Public Accounting Firm with respect to such audited financial statements of the Lehman Brothers Core Bond Fund.

          The audited financial statements of Lehman Brothers Core Bond Fund and notes thereto for the fiscal year ended September 30, 2005, and the reports of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm with respect to such audited financial statements of the Lehman Brothers Core Bond Fund.

                                                                      Appendix A

        RATINGS OF CORPORATE BONDS, MUNICIPAL BONDS AND COMMERCIAL PAPER

     S&P CORPORATE BOND RATINGS:
     ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     MOODY'S CORPORATE BOND RATINGS:
     -------------------------------

     Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

     S&P MUNICIPAL BOND RATINGS:
     ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     MOODY'S MUNICIPAL BOND RATINGS:
     -------------------------------

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above except Aaa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

     S&P COMMERCIAL PAPER RATINGS:
     -----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).


     MOODY'S COMMERCIAL PAPER RATINGS:
     ---------------------------------

     Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

--------------------------------------------------------------------------------

                          NEUBERGER BERMAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                 Investor Class Shares and Reserve Class Shares


                               DATED March 1, 2006

                      Lehman Brothers MUNICIPAL MONEY Fund
                  Lehman Brothers NEW YORK MUNICIPAL MONEY Fund



                             DATED December 19, 2005

                          NATIONAL MUNICIPAL MONEY Fund
                               TAX-FREE MONEY Fund


              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

--------------------------------------------------------------------------------

       Lehman  Brothers  MUNICIPAL  MONEY  Fund  and  Lehman  Brothers  NEW YORK
MUNICIPAL MONEY Funds (each a "Fund") are mutual funds that offer shares pursuant to Prospectuses dated March 1, 2006. NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund (each a "Fund") are mutual funds that offer shares pursuant to Prospectuses dated December 19, 2005.

       The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

       This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

       No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

       The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC, "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger

Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT INFORMATION.......................................................1
      Investment Policies and Limitations....................................1
      Cash Management and Temporary Defensive Positions......................3
      Additional Investment Information......................................3

SPECIAL RISK CONSIDERATIONS FOR LEHMAN BROTHERS NEW YORK
       MUNICIPAL MONEY FUND.................................................16

CERTAIN RISK CONSIDERATIONS.................................................24

PERFORMANCE INFORMATION.....................................................24
      Yield Calculations....................................................24
      Tax Equivalent Yield..................................................24

TRUSTEES AND OFFICERS.......................................................26

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...........................42
      Investment Manager and Administrator..................................42
      Management and Administration Fees....................................43
      Waivers and Reimbursements............................................44
      Sub-Advisers..........................................................45
      Board Consideration of the Management and Sub-Advisory Agreements.....46
      Investment Companies Managed..........................................47
      Code of Ethics........................................................49
      Management and Control of NB Management and Neuberger Berman..........50

DISTRIBUTION ARRANGEMENTS...................................................50

ADDITIONAL PURCHASE INFORMATION.............................................51
      Share Prices and Net Asset Value......................................51
      Automatic Investing...................................................52

ADDITIONAL EXCHANGE INFORMATION.............................................52

ADDITIONAL REDEMPTION INFORMATION...........................................57
      Suspension of Redemptions.............................................57
      Redemptions in Kind...................................................57

DIVIDENDS AND OTHER DISTRIBUTIONS...........................................57

ADDITIONAL TAX INFORMATION..................................................58
      Taxation of the Funds.................................................58
      Taxation of the Funds' Shareholders...................................60
      New York Tax Matters..................................................61

VALUATION OF PORTFOLIO SECURITIES...........................................61

PORTFOLIO TRANSACTIONS......................................................62
      Proxy Voting..........................................................65

PORTFOLIO HOLDINGS DISCLOSURE...............................................66
      Portfolio Holdings Disclosure Policy..................................66
      Portfolio Holdings Disclosure Procedures..............................67
      Portfolio Holdings Approved Recipients................................67

REPORTS TO SHAREHOLDERS.....................................................68

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS..............................68

CUSTODIAN AND TRANSFER AGENT................................................69

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................70

LEGAL COUNSEL...............................................................70

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................70

REGISTRATION STATEMENT......................................................71

FINANCIAL STATEMENTS........................................................71

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

       Each Fund is a separate operating series of Neuberger Berman Income Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

       The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

       (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

       (2)   a majority of the outstanding shares of the Fund.

       These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

       Each Fund determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act. Also for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") are interpreted to include similar types of time deposits.

       Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund's exceeding the percentage limitation on borrowing or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

       The fundamental investment policies and limitations of each Fund are as follows, unless otherwise indicated:

       1. BORROWING. No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

       2. COMMODITIES. No Fund may purchase commodities or contracts thereon, but this restriction shall not prohibit each Fund from purchasing the securities of issuers that own interests in any of the foregoing.

       3. INDUSTRY CONCENTRATION. No Fund may invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), (ii) investments by a Fund in CDs or banker's acceptances issued by domestic branches of U.S. banks, (iii) investments by a Fund in municipal securities.

       4. DIVERSIFICATION. No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
(Although not a fundamental limitation, each Fund is subject to the diversification requirements under Rule 2a-7 of the 1940 Act.)

       5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

       6. REAL ESTATE. No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

       7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

       8. UNDERWRITING. No Fund may engage in the business of underwriting securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

       Senior Securities: The SEC staff has asserted that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the Commission has taken the position that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the Commission will not raise senior securities issues under the 1940 Act.

       Each Fund has the following fundamental investment policy:

       Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

       The non-fundamental investment policies and limitations of each Fund are as follows, unless otherwise indicated:

       1. GEOGRAPHIC CONCENTRATION (LEHMAN BROTHERS MUNICIPAL MONEY FUND, NATIONAL MUNICIPAL MONEY FUND AND TAX-FREE MONEY FUND). No Fund will invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

       2. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

       3.    BORROWING.   No  Fund  may  purchase   securities  if   outstanding
borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

       4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

       5. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS
-------------------------------------------------

       For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the interest on which may be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. These investments may produce taxable income and/or after-tax yields for a Fund that are lower than the tax-equivalent yields available on municipal securities at the time.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

       The Funds may make the following investments, among others, some of which are part of the Funds' principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectuses. The Funds will not necessarily buy all of the types of securities or use all of the investment techniques that are described. In addition, certain strategies (e.g., repurchase agreements and securities lending) may produce taxable income for the Funds.

       DESCRIPTION OF MUNICIPAL OBLIGATIONS (ALL FUNDS).
       ------------------------------------------------

       Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

       Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

       The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

       Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

       Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 of the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

       The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

       From time to time, federal legislation has affected the availability of municipal obligations for investment by any Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. If such legislation were enacted, each Fund would reevaluate its investment objective, policies, and limitations. The Internal Revenue Service ("Service") occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest a Fund earned was taxable, that interest could be deemed taxable retroactive to the time of the Fund's purchase of the relevant security.

       GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

       REVENUE BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities,
(5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral obligation" of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

       Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

       RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

       MUNICIPAL LEASE OBLIGATIONS. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. A Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality's credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a "non-appropriation" clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to a Fund.

       MUNICIPAL NOTES. Municipal notes include the following:
       ---------------

       1. PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

       2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

       3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

       4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

       5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage
Association) or Ginnie Mae (also known as the Government National Mortgage Association).

       6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

       7. PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Funds can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

       TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade.

       YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS (ALL FUNDS). Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

       Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund's investments, whereas a decline in interest rates generally will increase that value. The ability of each Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Funds invest (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

      POLICIES AND LIMITATIONS. As a fundamental policy, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and NATIONAL MUNICIPAL MONEY Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities. As a fundamental policy, TAX-FREE MONEY Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities the interest income on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum income tax ("Tax Preference Item"). Except as otherwise provided in the Prospectuses for the Funds and this SAI, the Funds' investment portfolios may consist of any combination of the types of municipal obligations described in the Prospectuses or in this SAI. The proportions in which each Fund invests in various types of municipal obligations will vary from time to time.

       U.S. GOVERNMENT AND AGENCY SECURITIES (ALL FUNDS). "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States. "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae, Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as Student Loan Marketing Association), Federal Home Loan Banks ("FHLB") and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

       POLICIES AND LIMITATIONS. Each Fund has no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, each Fund must invest according to its investment objective and policies.

       ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to it.

       POLICIES AND LIMITATIONS. Each Fund may invest up to 10% of its net assets in illiquid securities.

       REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

       POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, except that the Fund may invest only in repurchase agreements with respect to securities rated in the highest rating category by S&P, Moody's, or any other nationally recognized statistical rating organization ("NRSRO") or unrated securities determined by NB Management to be of comparable quality, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

       SECURITIES LOANS (ALL FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.

       POLICIES AND LIMITATIONS. In order to realize income, each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.

       RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). The Funds may invest in restricted securities, which are securities subject to restrictions on resale under federal securities laws. In recognition of the increased size and liquidity of the institutional market for certain restricted securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain restricted securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of certain restricted securities.

       POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 10% limit on investments in illiquid securities.

       COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

       POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund's 10% limit on investments in illiquid securities. Each Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by NB Management to be of equivalent quality.

       REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

       The Funds generally will enter into a reverse repurchase agreement only if NB Management anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where the Funds receive a large-scale redemption near the close of regular trading on the New York Stock Exchange ("NYSE").

       POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Fund's obligations under the agreement.

       BANKING AND SAVINGS INSTITUTION SECURITIES (ALL FUNDS). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Funds invest typically are not covered by deposit insurance.

       A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

       Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

       VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES (ALL FUNDS). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

       Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund's quality standards. Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

       The Adjustable Rate Securities in which each Fund invests are municipal obligations.

       POLICIES AND LIMITATIONS. Each Fund may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7 under the 1940 Act.

       For purposes of determining its dollar-weighted average maturity, each Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, each Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

       PURCHASES WITH A STANDBY COMMITMENT TO REPURCHASE (ALL FUNDS). When a Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable "put" option held by a Fund that terminates if the Fund sells the obligations to a third party.

       The Funds may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Fund's ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

       Although each Fund currently does not intend to invest in standby commitments, each reserves the right to do so. By enabling a Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

       Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by a Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund's investment portfolio.

       POLICIES AND LIMITATIONS. Each Fund will not invest in standby commitments unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund earns on municipal obligations subject to a standby commitment will be exempt from federal income tax (and, in the case of Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, from New York state and New York city personal income taxes). Each Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Fund will do so only to facilitate portfolio liquidity.

       PARTICIPATION INTERESTS (ALL FUNDS). The Funds may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the NB Management to be creditworthy. A Fund has the right to sell the participation interest back to the bank, usually after seven days' notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although no Fund currently intends to acquire participation interests, each reserves the right to do so in the future.

       POLICIES AND LIMITATIONS. Each Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund earns on municipal obligations in which it holds participation interests is exempt from federal income tax (and, in the case of Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, from New York state and New York city personal income taxes).

       MONEY MARKET FUNDS (ALL FUNDS). Each Fund may invest in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

       POLICIES AND LIMITATIONS. For cash management purposes, each Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. None of the Funds has any current intention to make use of this authority. Otherwise, each Fund's investment in securities of other registered investment companies is limited to
(i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all registered investment companies in the aggregate.

       OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in the shares of other investment companies that are consistent with its investment policies. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index. Such investment may be the most practical or only manner in which the Fund can participate in certain markets because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.

       As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. Each Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

       POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in all registered investment companies in the aggregate.

       WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS (ALL FUNDS). These transactions involve a commitment by a Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

       When-issued and delayed delivery transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

       The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

       POLICIES AND LIMITATIONS. Each Fund may not invest more than 10% of its total assets in when-issued securities. A Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

       ZERO COUPON SECURITIES (ALL FUNDS). Each Fund may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income ratably by each Fund prior to the receipt of any actual payments.

       Because each Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon securities) each year for income and excise tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information -- Taxation of the Funds."

       The market prices of zero coupon securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

       TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

       CALL RISK. Some debt securities in which the Funds may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

       RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk").

       RATINGS OF FIXED INCOME SECURITIES

       The Funds may purchase securities rated by S&P or Moody's or any other NRSRO (please see the Fund's prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody's which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

       HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality. If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by a Fund.

       RATINGS DOWNGRADES. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, NB Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.

       MATURITY

       "Term to maturity" measures the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Each Fund is required to maintain a dollar-weighted average portfolio maturity of no more than 90 days and invest in a portfolio of debt instruments with remaining maturities of 397 days or less.

            SPECIAL RISK CONSIDERATIONS FOR LEHMAN BROTHERS NEW YORK
                              MUNICIPAL MONEY FUND

       SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS. The Fund will have considerable investments in New York municipal obligations. Accordingly, the Fund will be more susceptible to certain factors which could adversely affect issuers of New York municipal obligations than a mutual fund which does not have as great a concentration in New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the New York Constitution and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State of New York, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund's yield and share price are sensitive to these factors as one or more of such factors could undermine New York issuers' efforts to borrow, inhibit secondary market liquidity and erode credit ratings.

       Summarized below are important financial concerns relating to the Fund's investments in New York municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New York municipal obligations. The information contained in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New York (the "State") and the City of New York (the "City"). It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

       STATE ECONOMY. The State has a varied economy with a comparatively large share of the nation's financial activities, information, and employment in education and health services, but a very small share of the nation's farming and mining activity. The State has the third largest population in the nation, and its residents have a relatively high level of personal wealth. Its location, airport facilities, and natural harbors have made it a vital link in international commerce and tourism comprises a significant part of the economy. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector. New York City, which is the most populous city in the nation and the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

       The State economy continues to expand, as recent above-trend growth rates reinforce the strength of the State economy. Nonetheless, there can be no assurance that the State economy will not experience worse-than-predicted results in the 2005-06 fiscal year (April 1, 2005 through March 31, 2006) or subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements. While the State's job base was declining for several years, this trend is reversing and it is recovering fully from the impact of the September 11, 2001 terrorist attack. The employment forecast is expected to remain the same, with total and private nonfarm employment projected to grow 1.0 percent and 1.3 percent, respectively. Although the housing market is expected to continue to grow going forward, the growth will likely not be as healthy as observed in prior years. Furthermore, with the improvement in the stock market during recent years, the securities industry continues to experience solid profit levels, albeit slightly less than prior years' highs. Personal income growth for 2005 has been revised to 5 percent due to revisions by the U.S. Bureau of Economic Analysis in the nonwage components of income, and the total New York wage and salary growth for the State are predicted to remain constant at 4.9 percent.

       Many uncertainties exist in any forecast of the national and State economies. Given recent events, such uncertainties are particularly pronounced at this time. The State and City of New York are particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth. General global instability along with increasing energy prices and interest rates could also adversely impact the equity markets resulting in a disproportionate impact to the economy.

       STATE BUDGET. Each year, the Governor is required to provide the State Legislature with a balanced executive budget (the "Executive Budget") which constitutes the proposed State financial plan for the ensuing fiscal year. The State's fiscal year for 2005-06 ends on March 31, 2006. (New York State's fiscal year for 2006-07 will run from April 1, 2006 to March 31, 2007.) All Government Funds receipts are projected to be $106.5 billion in 2005-06, an increase of $4.5 billion from 2004-05. All Government Funds spending is projected to be $106.5 billion in 2005-06, an increase of $4.4 billion from 2004-05. Spending increases were primarily due to increased expenses, larger disbursements for Medicaid, school aid, and higher education.

       Assuming improved economic performance and growth in both personal income and sales taxes, the financial plan projects a closing balance in the State's largest and principal operating fund, the General Fund, of $1.8 billion at the end of the 2005-06 fiscal year. As a result of a significant revenue increase due to a range of positive economic developments and tax stimuli, total General Fund receipts and transfers from other funds are projected to grow by $3.0 billion from the $43.8 billion recorded in 2004-05, resulting in a total General Fund balance of $46.8 billion in 2005-06. Because of higher spending on grants to local governments, state operations, and general state charges, partially offset by lower spending on capital projects and transfers to other funds, total General Fund disbursements, including transfers to other funds, are projected to be $46.2 billion for 2005-06, an increase of $2.1 billion from 2004-05.

       NON-RECURRING ACTIONS. The 2005-06 budget includes a total of $889 million in non-recurring actions. Two of those actions are $90 million in additional revenues from abandoned property revenue, and $112 million in additional sweeps of available fund balances.

       GENERAL FUND OUTYEAR BUDGET GAP PROJECTIONS. As the State prepared the budget cycle for 2005-2006, it anticipated budget gaps in the General Fund of $5.8 billion in 2006-2007 and $5.6 billion in 2007-2008. However, because of the recurring savings proposed in the 2005-2006 Executive Budget, the gaps of both were reduced to $2.5 billion. When compared to the Executive Budget projections, the General Fund budget gaps for the 2006-2007 and 2007-2008 budgets have increased and are now estimated at $3.2 billion and $4.1 billion, respectively. These estimates reflect the use of the Fiscal Stability Reserve to reduce the out year gaps in equal amounts and are principally the result of anticipated spending increases which exceed growth in revenue collections and the loss of nonrecurring resources applied to the 2005-2006 budget.

       Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis.

       OTHER CONSIDERATIONS. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Budget. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. It is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. There can be no assurance that the State's actual results will not differ materially and adversely from the current forecast.

       The State anticipates its general reserves will total $893 million, including $872 million in the rainy day reserve (the "tax stabilization reserve") and $21 million in the Contingency Reserve Fund for litigation risks. An additional $1.0 billion has been set aside in a fiscal stability reserve which is intended to be dispersed in equal installments in 2006-07 and 2007-08 to help lower the projected budget gaps. The State also has $839 million in restricted fund balances that are set aside for the payment of 2005 tax refunds ($552 million) and existing liabilities for the Community Projects Fund ($287 million).

       Aside from the $21 million in the Contingency Reserve Fund, specific reserves have not been set aside to cover potential costs that could materialize as a result of adverse rulings in pending litigation, the cost of collective bargaining agreements with State employee unions, federal actions that could adversely affect the State's projections of receipts and disbursements, or other federal disallowances.

       The fiscal health of the State is closely linked to the fiscal health of its localities, particularly the City, which has required historically significant financial assistance from the State. National recession, the September 11, 2001 terrorist attacks and stock market declines have yielded substantive credit pressure, although rating stability has been exhibited throughout these events. The State's disproportionate dependency upon the financial services sector exposes the State to volatility during periods of financial market weakness. Furthermore, upstate municipalities do not necessarily benefit from strong financial market performance as do the City and surrounding areas and, therefore, economic improvement may not be uniform across the State. Furthermore, if the global economies have slower growth than expected, demand for State goods and services would be lower than projected, which would again diminish employment and income growth relative to the forecast.

       The United States Congress often considers making changes to federal income tax law. Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in federal law could adversely impact State tax revenues.

       RECENT STATE FISCAL YEARS. The Division of the Budget ("DOB") reported that the State ended the 2004-05 fiscal year on March 31, 2005 with a General Fund operating surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion. The General Fund ended the fiscal year with a balance of $1.2 billion. The closing fund balance does not take into account $1.3 billion on deposit in the refund reserve account at the end of the 2004-2005 fiscal year, including $601 million in the new fiscal stability reserve fund.

       STATE DEBT. Included in state financing activities are general obligation debt as well as State-guaranteed debt, to which the full faith and credit of the State has been pledged. Also included in the State's financing activities are lease-purchase and contractual-obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the Legislature.

       The  State  had  approximately   $3.7  billion   outstanding  in  general
obligation debt, $32.6 billion in debt relating to lease-purchase and contractual-obligation financing of State capital programs, and $4.4 billion in debt from the Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing, as of March 31, 2005. The State's 2005-06 borrowing plan projects that $279 million in general obligation bonds will be issued, along with $728 million to finance capital projects for transportation and approximately $3 billion of bonds to restructure outstanding bonds. Further expected issuances include $21 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran's nursing home, $2.8 billion in state personal income tax revenue bonds to finance other capital programs, $203 million to finance capital projects at mental health facilities, and $163 million to finance capital projects for student dormitories at State educational institutions.

       The total amount of State debt outstanding is projected to slightly decline from 5.54 percent of personal income in fiscal year 2004-05 to 5.52 percent in fiscal year 2005-06. Total debt service costs as a percent of all receipts is estimated to be 3.60 percent in fiscal year 2005-2006, and total debt outstanding is projected to increase from $40.7 billion in 2004-05 to $42.6 billion in 2005-06.

       New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act of 2000 ("Debt Reform Act"). This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of debt issuances to no more than 30 years.

       As of September 30, 2005, Fitch, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds AA-, A1 and AA, respectively. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.

       LITIGATION. The State is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following matters, although not exhaustive of all pending matters:

       In FREEDOM HOLDINGS INC. ET AL. V. SPITZER ET ANO., two cigarette importers in 2002 challenged laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA"). The trial court granted the State's motion to dismiss for failure to state a cause of action. Plaintiffs appealed and, on January 6, 2004, the appellate court (1) affirmed the dismissal of the Commerce Clause violation; (2) reversed the dismissal of anti-trust violations; and (3) remanded the equal protection violations relating to selective enforcement of State laws on Native American reservations to the trial court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. Plaintiffs also sought preliminary injunctive relief which was denied by the trial court except that portion of the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs appealed and the appellate court affirmed the trial court's denial.

       In CAMPAIGN FOR FISCAL EQUITY, INC., ET AL. V. STATE, ET AL., plaintiffs claimed that the State's method of determining funding levels for City public schools does not provide a "sound basic education" as required by the State Constitution and has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964. By a decision dated June 26, 2003, the New York State Court of Appeals held that the evidence supported the trial court's conclusion that City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education, and remitted the case to the trial court for further proceedings in accordance with its decision. In August 2004, the Supreme Court, New York County, referred this case to a panel of three referees to make recommendations as to how the State should satisfy the Court of Appeals holding. On November 30, 2004, the panel recommended that that the State pay City Schools $9.2 billion over the next five years for capital improvements in addition to $14.1 billion over the next four years in additional operations funding.

       There are currently multiple Indian land claims before the courts which include ONEIDA INDIAN NATION OF NEW YORK ET AL. V. COUNTY OF ONEIDA, CAYUGA INDIAN NATION OF NEW YORK V. CUOMO, ET AL., CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, ET AL., V. STATE OF NEW YORK, ET AL., and SENECA NATION OF INDIANS, ET AL V. STATE, ET AL. in which the State may be liable for monetary damages or transfer of property among other damages.

       In CONSUMERS UNION OF U.S., INC. V. STATE, plaintiffs challenge the constitutionality of statutes relating to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Upon such conversion, the law requires, in part, that assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. On May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff's original complaint but also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals.

       Other significant litigation includes statutory challenges related to Medicaid payment reimbursement methodology.

       STATE RETIREMENT SYSTEMS. The State and Local Retirement Systems ("Systems") provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees, and beneficiaries as of April 1, 2005 was $145.4 billion (including $53.4 billion for current retirees and beneficiaries), and the net assets available for benefits as of March 31, 2005 were $128 billion (including $2.3 billion in receivables). Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.

       AUTHORITIES. Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public authorities ("Authorities"). Such Authorities are responsible for financing, constructing, and operating revenue-producing public benefit facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization and are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself. Not surprisingly, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related, the State's access to the public credit markets could be impaired, and consequently, the market price of its outstanding debt could be negatively affected. As of December 31, 2005, the aggregate outstanding debt, including refunding bonds, of all the Authorities was $120.4 billion, and there were 18 public authorities that had outstanding debt of $100 million or more.

       In order to pay their operating expenses and debt service costs, public authorities generally use revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, charges for occupancy at medical care facilities, and charges for public power, electric, and gas utility services. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the
Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. Moreover, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, but understandably, the affected localities could seek additional State funds in the event that local assistance payments are diverted to Authorities.

       METROPOLITAN TRANSPORTATION AUTHORITY ("MTA"). The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

       NEW YORK CITY. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

       NEW YORK CITY FINANCIAL PLAN. On January 27, 2005, the City released a modification to its financial plan for 2005-09 ("January Financial Plan"). The January Financial Plan projected revenues and expenditures for the 2005 and 2006 fiscal years are balanced, in accordance with generally accepted accounting principles, and projects gaps of $3.7 billion, $3.6 billion and $3.2 billion for fiscal years 2007, 2008 and 2009, respectively. The 2006-2009 financial plan's projections for total revenues for each of these gap outyears is approximately $48.4 billion, $50.1 billion and $52 billion.

       On May 5, 2005, the Mayor issued the Executive budget for fiscal year 2006 and an updated four-year financial plan for 2006 through 2009. The City projects a balanced budget for the 2006 fiscal year, a budget gap of $4.5 billion, $4.2 billion and $3.7 billion for fiscal years 2007, 2008 and 2009 respectively.

       The staffs of the New York State Financial Control Board("FCB"), Office of the State Deputy Comptroller for the City of New York ("OSDC"), the City Comptroller and the Independent Budget Office ("IBO"), issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention:
Executive  Director;  OSDC,  59 Maiden  Lane,  29th Floor,  New York,  NY 10038,
Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention:
Director.

       NEW YORK CITY FINANCING PROGRAM. Successful execution of the January Financial Plan depends upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2005 through 2009 projects $29.4 billion of long-term borrowing to support the City's current capital program. With the exception of a very small portion of the financing, the program will be implemented through General Obligation ("GO") bonds of the City and bonds of the New York City Municipal Water Finance Authority ("NYW"), unless bonding capacity of the New York City Transitional Finance Authority ("TFA") is increased.

       The City's total debt outstanding (excluding approximately $14 billion in debt of the NYW) for fiscal year 2005 is expected to be approximately $50.7 billion, which equals 14.8% of total City personal income. The City's financial plan is predicated on numerous assumptions, including the condition of the City's and the region's economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The plan is also subject to a variety of other factors.

       In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

       Since 1981, the City has repayed all short-term obligations within their fiscal year of issuance, fully satisfying its seasonal financing needs in the public credit markets. At times, the City has been obligated to issue short-term notes in amounts exceeding those expected earlier in the fiscal year because of delays in adopting the State's budget.

       OTHER LOCALITIES. Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. Not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

                           CERTAIN RISK CONSIDERATIONS

       Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective. Each Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                            PERFORMANCE INFORMATION

       Each Fund's performance figures are based or will be based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary. An investment in any of the Funds, when redeemed, may be worth more or less than an investor's original cost.

YIELD CALCULATIONS
------------------

       Each Fund may advertise its "current yield" and "effective yield" in the financial press and other publications. A Fund's CURRENT YIELD is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

       The EFFECTIVE YIELD of each Fund is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

            Effective Yield = [(Base Period Return + 1)365/7] - 1.

TAX EQUIVALENT YIELD
--------------------

       LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND. This Fund may advertise a "tax equivalent yield" that reflects the taxable yield that an investor subject to the highest combined marginal rate of federal income tax and New York state and New York city personal income taxes (41.8% during 2006) would have had to receive in order to realize the same level of after-tax yield produced by an investment in the Fund. TAX EQUIVALENT YIELD is calculated according to the following formula:

                       Tax Equivalent Yield =  Y1   +   Y2    + Y3
                                              ----    ------
                                              1-MR    1-MRNY
where Y1 equals the portion of the Fund's current or effective yield that is not subject to federal, New York state and New York city personal income taxes, Y2 equals the portion of the Fund's current or effective yield that is subject to New York state and New York city personal income taxes, Y3 equals the portion of the Fund's current or effective yield that is subject to federal income tax and New York state and New York city personal income taxes, MRNY equals New York's highest marginal tax rate in 2006, and MR equals the highest combined marginal tax rate.

       For example, if the tax-free yield is 4%, there is no interest subject to federal, New York state and New York city personal income taxes, and the maximum combined tax rate is 41.8% during 2006, the computation is:

                  4% / (1 - .418) = 4 / .582 = 6.87% Tax Equivalent Yield

In this example, the after-tax yield (of a taxable investment) will be lower than the 4% tax-free investment if available taxable yields are below 6.87%; conversely, the taxable investment will provide a higher after-tax yield when taxable yields exceed 6.87%. This example assumes that all of the income from the investment is tax-exempt.

       The use of a 4% yield in these examples is for illustrative purposes only and is not indicative of the Fund's future performance.

       LEHMAN BROTHERS MUNICIPAL MONEY FUND, NATIONAL MUNICIPAL MONEY FUND AND TAX-FREE MONEY FUND. Each Fund may advertise a "tax equivalent yield" that reflects the taxable yield that an investor subject to the highest marginal rate of federal income tax (35% during 2006) would have had to receive in order to realize the same level of after-tax yield produced by an investment in a Fund. TAX EQUIVALENT YIELD is calculated according to the following formula:

                         Tax Equivalent Yield =   Y1  + Y2
                                                -----
                                                1-MR

where Y1 equals the portion of a Fund's current or effective yield that is not subject to federal income tax, Y2 equals the portion of a Fund's current or effective yield that is subject to that tax, and MR equals the highest marginal federal tax rate.

       For example, if the tax-free yield is 4%, there is no interest subject to federal income tax, and the maximum federal income tax rate is 35% during 2006, the computation is:

                   4% / (1 - .35) = 4 / .65 = 6.15% Tax Equivalent Yield

In this example, the after-tax yield (of a taxable investment) will be lower than the 4% tax-free investment if available taxable yields are below 6.15%; conversely, the taxable investment will provide a higher after-tax yield when taxable yields exceed 6.15%. This example assumes that all of the income from the investment is tax-exempt.

       The use of a 4% yield in these examples is for illustrative purposes only and is not indicative of the Funds' future performance.

       NB Management may from time to time reimburse a Fund for a portion of its expenses. Such action has the effect of increasing yield and total return. Actual reimbursements are described in the Prospectus and in "Investment Management and Administration Services" below.

                              TRUSTEES AND OFFICERS

       The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                         POSITION AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       OUTSIDE FUND COMPLEX BY
ADDRESS (1)               SERVED (2)         PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)          FUND TRUSTEE
-----------               ----------         ---------------------------     ----------------          ------------
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
John Cannon (76)         Trustee since    Consultant. Formerly, Chairman,           48         Independent Trustee or
                              1994        CDC Investment Advisers                              Director of three series of
                                          (registered investment adviser),                     Oppenheimer Funds: Limited
                                          1993 to January 1999; formerly,                      Term New York Municipal
                                          President and Chief Executive                        Fund, Rochester Fund
                                          Officer, AMA Investment                              Municipals, and Oppenheimer
                                          Advisors, an affiliate of the                        Convertible Securities
                                          American Medical Association.                        Fund, since 1992.

----------------------------------------------------------------------------------------------------------------------------

Faith Colish (70)        Trustee since    Counsel, Carter Ledyard &                 48         Advisory Director, ABA
                              2000        Milburn LLP (law firm) since                         Retirement Funds (formerly,
                                          October 2002; formerly,                              American Bar Retirement
                                          Attorney-at-Law and President,                       Association (ABRA)) since
                                          Faith Colish, A Professional                         1997 (not-for-profit
                                          Corporation, 1980 to 2002.                           membership association).

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                         POSITION AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       OUTSIDE FUND COMPLEX BY
ADDRESS (1)               SERVED (2)         PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)          FUND TRUSTEE
-----------               ----------         ---------------------------     ----------------          ------------
----------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (68)      Trustee since    Consultant, C.A. Harvey                   48         Formerly, President, Board
                              2000        Associates since June 2001;                          of Associates to The
                                          formerly, Director, AARP, 1978                       National Rehabilitation
                                          to December 2001.                                    Hospital's Board of
                                                                                               Directors, 2001 to 2002;
                                                                                               formerly, Member,
                                                                                               Individual Investors
                                                                                               Advisory Committee to the
                                                                                               New York Stock Exchange
                                                                                               Board of Directors, 1998
                                                                                               to June 2002.


----------------------------------------------------------------------------------------------------------------------------

Barry Hirsch (73)        Trustee since    Attorney-at-Law.  Formerly,               48         None.
                              1993        Senior Counsel, Loews
                                          Corporation   (diversified   financial
                                          corporation),  May 2002 to April 2003;
                                          formerly,   Senior   Vice   President,
                                          Secretary and General  Counsel,  Loews
                                          Corporation.


----------------------------------------------------------------------------------------------------------------------------

Robert A. Kavesh (78)    Trustee since    Marcus Nadler Professor Emeritus          48         Director, The Caring
                              1993        of Finance and Economics, New                        Community (not-for-profit);
                                          York University Stern School of                      formerly, Director, DEL
                                          Business; formerly, Executive                        Laboratories, Inc.
                                          Secretary-Treasurer, American                        (cosmetics and
                                          Finance Association, 1961 to                         pharmaceuticals), 1978 to
                                          1979.                                                2004; formerly, Director,
                                                                                               Apple Bank for Savings,
                                                                                               1979 to 1990; formerly,
                                                                                               Director, Western Pacific
                                                                                               Industries, Inc., 1972 to
                                                                                               1986 (public company).

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                         POSITION AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       OUTSIDE FUND COMPLEX BY
ADDRESS (1)               SERVED (2)         PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)          FUND TRUSTEE
-----------               ----------         ---------------------------     ----------------          ------------
----------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (69)    Trustee since    Retired; formerly, Vice                   48         Director, Webfinancial
                              2000        President and Special Counsel,                       Corporation (holding
                                          WHX Corporation (holding                             company) since December
                                          company), 1993 to 2001.                              2002; formerly, Director,
                                                                                               Kevlin Corporation
                                                                                               (manufacturer of microwave
                                                                                               and other products).

----------------------------------------------------------------------------------------------------------------------------

Edward I. O'Brien (77)   Trustee since    Formerly, Member, Investment              48         Director, Legg Mason, Inc.
                              2000        Policy Committee, Edward Jones,                      (financial services holding
                                          1993 to 2001; President,                             company) since 1993;
                                          Securities Industry Association                      formerly, Director, Boston
                                          ("SIA") (securities industry's                       Financial Group (real
                                          representative in government                         estate and tax shelters),
                                          relations and regulatory matters                     1993 to 1999.
                                          at the federal and state
                                          levels),  1974 to 1992; Adviser
                                          to SIA, November 1992 to
                                          November 1993.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                         POSITION AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       OUTSIDE FUND COMPLEX BY
ADDRESS (1)               SERVED (2)         PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)          FUND TRUSTEE
-----------               ----------         ---------------------------     ----------------          ------------
----------------------------------------------------------------------------------------------------------------------------
William E. Rulon (73)    Trustee since    Retired. Formerly, Senior Vice            48         Formerly, Director,
                              1993        President, Foodmaker, Inc.                           Pro-Kids Golf and Learning
                                          (operator and franchiser of                          Academy (teach golf and
                                          restaurants) until January 1997.                     computer usage to "at risk"
                                                                                               children) 1998 to 2006;
                                                                                               formerly, Director,
                                                                                               Prandium, Inc.
                                                                                               (restaurants), March 2001
                                                                                               to July 2002.

----------------------------------------------------------------------------------------------------------------------------

Cornelius T. Ryan (74)   Trustee since    Founding General Partner, Oxford          48         None.
                              2000        Partners and Oxford Bioscience
                                          Partners  (venture capital  investing)
                                          and    President,    Oxford    Venture
                                          Corporation since 1981.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                         POSITION AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       OUTSIDE FUND COMPLEX BY
ADDRESS (1)               SERVED (2)         PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)          FUND TRUSTEE
-----------               ----------         ---------------------------     ----------------          ------------
----------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (56)         Trustee since    General Partner, Seip                     48         Director, H&R Block, Inc.
                           2000; Lead     Investments LP (a private                            (financial services
                          Independent     investment partnership);                             company) since May 2001;
                            Trustee       formerly, President and CEO,                         Director, America One
                         beginning 2006   Westaff, Inc. (temporary                             Foundation since 1998;
                                          staffing), May 2001 to January                       formerly, Director, Forward
                                          2002; formerly, Senior Executive                     Management, Inc. (asset
                                          at the Charles Schwab                                management company), 1999
                                          Corporation, 1983 to 1999,                           to 2006; formerly Director,
                                          including Chief Executive                            E-Bay Zoological Society,
                                          Officer, Charles Schwab                              1999 to 2003; formerly,
                                          Investment Management, Inc. and                      Director, General Magic
                                          Trustee, Schwab Family of Funds                      (voice recognition
                                          and Schwab Investments, 1997 to                      software), 2001 to 2002;
                                          1998, and Executive Vice                             formerly, Director,
                                          President-Retail Brokerage,                          E-Finance Corporation
                                          Charles Schwab Investment                            (credit decisioning
                                          Management,1994 to 1997.                             services), 1999 to 2003;
                                                                                               formerly, Director,
                                                                                               Save-Daily.com (micro
                                                                                               investing services), 1999
                                                                                               to 2003.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                         POSITION AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       OUTSIDE FUND COMPLEX BY
ADDRESS (1)               SERVED (2)         PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)          FUND TRUSTEE
-----------               ----------         ---------------------------     ----------------          ------------
----------------------------------------------------------------------------------------------------------------------------
Candace L. Straight      Trustee since    Private investor and consultant           48         Director, National Atlantic
(58)                          1993        specializing in the insurance                        Holdings Corporation
                                          industry; formerly, Advisory                         (property and casualty
                                          Director, Securitas Capital LLC                      insurance company) since
                                          (a global private equity                             2004; Director, The
                                          investment firm dedicated to                         Proformance Insurance
                                          making investments in the                            Company (personal lines
                                          insurance sector), 1998 to                           property and casualty
                                          December 2002.                                       insurance company) since
                                                                                               March 2004; Director,
                                                                                               Providence Washington
                                                                                               Insurance Company
                                                                                               (property and casualty
                                                                                               insurance company) since
                                                                                               December 1998; Director,
                                                                                               Summit Global Partners
                                                                                               (insurance brokerage firm,
                                                                                               2000 to 2005.

----------------------------------------------------------------------------------------------------------------------------

Peter P. Trapp (61)      Trustee since    Regional Manager for                      48         None.
                              2000        Mid-Southern Region, Ford Motor
                                          Credit Company since September
                                          1997; formerly, President, Ford
                                          Life Insurance Company, April
                                          1995 to August 1997.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                         POSITION AND                                         FUND COMPLEX      OTHER DIRECTORSHIPS HELD
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       OUTSIDE FUND COMPLEX BY
ADDRESS (1)               SERVED (2)         PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)          FUND TRUSTEE
-----------               ----------         ---------------------------     ----------------          ------------
----------------------------------------------------------------------------------------------------------------------------

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

----------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (65)     President and    Executive Vice President and              48         Director, Dale Carnegie and
                         Trustee since    Chief Investment Officer,                            Associates, Inc. (private
                              2002        Neuberger Berman Inc. (holding                       company) since 1998;
                                          company) since 2002 and 2003,                        Director, Emagin Corp.
                                          respectively; Managing Director                      (public company) since
                                          and Chief Investment Officer,                        1997; Director, Solbright,
                                          Neuberger Berman since December                      Inc. (private company)
                                          2005 and 2003, respectively;                         since 1998.
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          December 2002 to 2005; Director
                                          and Chairman, NB Management
                                          since December 2002; formerly,
                                          Executive Vice President,
                                          Citigroup Investments, Inc.,
                                          September 1995 to February 2002;
                                          formerly, Executive Vice
                                          President, Citigroup Inc.,
                                          September 1995 to February 2002.

----------------------------------------------------------------------------------------------------------------------------

Peter E. Sundman* (46)  Chairman of the   Executive Vice President,                 48         Director and Vice
                           Board and      Neuberger Berman Inc. (holding                       President, Neuberger &
                         Trustee since    company) since 1999; Head of                         Berman Agency, Inc. since
                          2000; Chief     Neuberger Berman Inc.'s Mutual                       2000; formerly, Director,
                           Executive      Funds Business (since 1999) and                      Neuberger Berman Inc.
                         Officer since    Institutional Business (1999 to                      (holding company), October
                        1999; President   October 2005); responsible for                       1999 to March 2003;
                          from 1999 to    Managed Accounts Business and                        Trustee, Frost Valley YMCA;
                              2000        intermediary distribution since                      Trustee, College of Wooster.
                                          October 2005; President and
                                          Director,  NB  Management  since
                                          1999; Managing Director,
                                          Neuberger Berman since 2005;
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          1999 to December 2005; formerly,
                                          Principal, Neuberger Berman,
                                          1997 to 1999; formerly, Senior
                                          Vice President, NB Management,
                                          1996 to 1999.

----------------------------------------------------------------------------------------------------------------------------

(1)    The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.


INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

                                             POSITION AND LENGTH OF
                                             ----------------------
NAME, AGE, AND ADDRESS (1)                      TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
--------------------------                      ---------------                     ---------------------------
Andrew B. Allard (44)                    Anti-Money Laundering Compliance       Senior Vice President, Neuberger
                                                Officer since 2002              Berman since 2006; Deputy General
                                                                                Counsel, Neuberger Berman since
                                                                                2004; formerly, Vice President,
                                                                                Neuberger Berman, 2000 to 2006;
                                                                                formerly, Associate General
                                                                                Counsel, Neuberger Berman, 1999
                                                                                to 2004; formerly, Associate
                                                                                General Counsel, NB Management,
                                                                                1994 to 1999; Anti-Money
                                                                                Laundering Compliance Officer,
                                                                                fifteen registered investment
                                                                                companies for which NB
                                                                                Management acts as investment
                                                                                manager and administrator (seven
                                                                                since 2002, three since 2003,
                                                                                four since 2004 and one since
                                                                                2005).

Michael J. Bradler (35)                   Assistant Treasurer since 2005        Vice President, Neuberger Berman
                                                                                since 2006; Employee, NB
                                                                                Management since 1997; Assistant
                                                                                Treasurer, fifteen registered
                                                                                investment companies for which NB
                                                                                Management acts as investment
                                                                                manager and administrator (fifteen
                                                                                since 2005).

                                             POSITION AND LENGTH OF
                                             ----------------------
NAME, AGE, AND ADDRESS (1)                      TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
--------------------------                      ---------------                     ---------------------------
Claudia A. Brandon (49)                        Secretary since 1985             Vice President-Mutual Fund Board
                                                                                Relations, NB Management since
                                                                                2000 and Assistant Secretary since
                                                                                2004; Vice President, Neuberger
                                                                                Berman since 2002 and Employee
                                                                                since 1999; formerly, Vice
                                                                                President, NB Management, 1986 to
                                                                                1999; Secretary, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (three since 2000,
                                                                                four since 2002, three since 2003,
                                                                                four since 2004 and one since
                                                                                2005).

Robert Conti (49)                           Vice President since 2000           Senior Vice President, Neuberger
                                                                                Berman since 2003; formerly, Vice
                                                                                President, Neuberger Berman, 1999
                                                                                to 2003; Senior Vice President, NB
                                                                                Management since 2000; formerly,
                                                                                Controller, NB Management, 1994 to
                                                                                1996; formerly, Treasurer, NB
                                                                                Management, 1996 to 1999; Vice
                                                                                President, fifteen registered
                                                                                investment companies for which NB
                                                                                Management acts as investment
                                                                                manager and administrator (three
                                                                                since 2000, four since 2002, three
                                                                                since 2003, four since 2004 and
                                                                                one since 2005).

Brian J. Gaffney (52)                       Vice President since 2000           Managing Director, Neuberger
                                                                                Berman since 1999; Senior Vice
                                                                                President, NB Management since
                                                                                2000; formerly, Vice President, NB
                                                                                Management, 1997 to 1999; Vice
                                                                                President, fifteen registered
                                                                                investment companies for which NB
                                                                                Management acts as investment
                                                                                manager and administrator (three
                                                                                since 2000, four since 2002, three
                                                                                since 2003, four since 2004 and
                                                                                one since 2005).

Maxine L. Gerson (55)                   Chief Legal Officer since 2005          Senior Vice President, Neuberger
                                        (only for purposes of sections          Berman since 2002; Deputy General
                                        307 and 406 of the Sarbanes-Oxley       Counsel and Assistant Secretary,
                                        Act of 2002)                            Neuberger Berman since 2001;
                                                                                formerly, Vice President,
                                                                                Neuberger Berman, 2001 to 2002;
                                                                                formerly, Associate General
                                                                                Counsel, Neuberger Berman, 2001;
                                                                                formerly, Counsel, Neuberger
                                                                                Berman, 2000; Secretary and
                                                                                General Counsel, NB Management
                                                                                since 2004.

                                             POSITION AND LENGTH OF
                                             ----------------------
NAME, AGE, AND ADDRESS (1)                      TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
--------------------------                      ---------------                     ---------------------------
Sheila R. James (40)                      Assistant Secretary since 2002        Employee, Neuberger Berman since
                                                                                1999; formerly, Employee, NB
                                                                                Management, 1991 to 1999;
                                                                                Assistant Secretary, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (seven since 2002,
                                                                                three since 2003, four since 2004
                                                                                and one since 2005).

Kevin Lyons (50)                          Assistant Secretary since 2003        Employee, Neuberger Berman since
                                                                                1999; formerly, Employee, NB
                                                                                Management, 1993 to 1999;
                                                                                Assistant Secretary, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (ten since 2003,
                                                                                four since 2004 and one since
                                                                                2005).

John M. McGovern (36)                   Treasurer and Principal Financial       Vice President, Neuberger Berman
                                           and Accounting Officer since         since 2004; Employee, NB
                                          2005; prior thereto, Assistant        Management since 1993; Treasurer
                                               Treasurer since 2002             and Principal Financial and
                                                                                Accounting Officer, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (fifteen since
                                                                                2005); formerly, Assistant
                                                                                Treasurer, fifteen registered
                                                                                investment companies for which
                                                                                NB Management acts as investment
                                                                                manager and administrator, 2002
                                                                                to 2005.

Frank Rosato (34)                          Assistant Treasurer since 2005       Vice President, Neuberger Berman
                                                                                since 2006; Employee, NB
                                                                                Management since 1995; Assistant
                                                                                Treasurer, fifteen registered
                                                                                investment companies for which
                                                                                NB Management acts as investment
                                                                                manager and administrator
                                                                                (fifteen since 2005).

Frederic B. Soule (59)                       Vice President since 2000          Senior Vice President, Neuberger
                                                                                Berman since 2003; formerly,
                                                                                Vice President, Neuberger
                                                                                Berman, 1999 to 2003; formerly,
                                                                                Vice President, NB Management,
                                                                                1995 to 1999; Vice President,
                                                                                fifteen registered investment
                                                                                companies for which NB
                                                                                Management acts as investment
                                                                                manager and administrator (three
                                                                                since 2000, four since 2002,
                                                                                three since 2003, four since
                                                                                2004 and one since 2005).

                                             POSITION AND LENGTH OF
                                             ----------------------
NAME, AGE, AND ADDRESS (1)                      TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
--------------------------                      ---------------                     ---------------------------
Chamaine Williams (35)                  Chief Compliance Officer since 2005     Vice President, Lehman Brothers
                                                                                Inc. since 2003; Chief
                                                                                Compliance Officer, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (fifteen since
                                                                                2005); Chief Compliance Officer,
                                                                                Lehman Brothers Asset Management
                                                                                Inc. since 2003; Chief
                                                                                Compliance Officer, Lehman
                                                                                Brothers Alternative Investment
                                                                                Management LLC since 2003;
                                                                                formerly, Vice President, UBS
                                                                                Global Asset Management (US)
                                                                                Inc. (formerly, Mitchell
                                                                                Hutchins Asset Management, a
                                                                                wholly-owned subsidiary of
                                                                                PaineWebber Inc.), 1997-2003.

--------------------

(1)    The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)    Pursuant to the By-Laws of the Trust,  each officer elected by the Fund Trustees shall hold office until his or her  successor  shall have been elected and  qualified or until his or her earlier  death,  inability to serve, or resignation.  Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)    Except as otherwise  indicated,  each individual has held the positions shown for at least the last five years.


THE BOARD OF TRUSTEES
---------------------

       The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

       AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan

(Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met seven times.

       ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman, NB Management and Lehman Brothers Asset Management LLC.

       CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times.

       EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee did not meet.

       GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, and

Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2005, the Committee met five times.

       PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are John Cannon, Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met seven times.

       INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times.

       The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

       Officers and trustees who are employed by NB Management or its affiliates, receive no salary or fees from the Trust. Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the

Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on a method the Board of Trustees finds reasonable.

       The following table sets forth information concerning the compensation of the Fund Trustees. The Neuberger Berman Income Funds does not have any retirement plan for its trustees.

                                            TABLE OF COMPENSATION
                                        FOR FISCAL YEAR ENDED 10/31/05
                                        ------------------------------
                                                    AGGREGATE                      TOTAL COMPENSATION FROM
                                                   COMPENSATION                  INVESTMENT COMPANIES IN THE
NAME AND POSITION WITH THE TRUST                  FROM THE TRUST                NEUBERGER BERMAN FUND COMPLEX
---------------------------------                 --------------                -----------------------------
INDEPENDENT FUND TRUSTEES
John Cannon                                          $15,892                              $87,339
Trustee

Faith Colish                                         $14,824                              $81,386
Trustee

C. Anne Harvey                                       $14,824                              $81,386
Trustee

Barry Hirsch                                         $14,824                              $81,386
Trustee

Robert A. Kavesh                                     $14,824                              $81,386
Trustee

Howard A. Mileaf                                     $15,005                              $82,363
Trustee

Edward I. O'Brien                                    $14,824                              $81,386
Trustee

William E. Rulon                                     $14,824                              $81,386
Trustee

Cornelius T. Ryan                                    $16,761                              $92,280
Trustee

Tom Decker Seip                                      $15,687                              $86,339
Trustee

                                                    AGGREGATE                      TOTAL COMPENSATION FROM
                                                   COMPENSATION                  INVESTMENT COMPANIES IN THE
NAME AND POSITION WITH THE TRUST                  FROM THE TRUST                NEUBERGER BERMAN FUND COMPLEX
---------------------------------                 --------------                -----------------------------
Candace L. Straight                                  $14,824                              $81,386
Trustee

Peter P. Trapp                                       $15,892                              $87,339
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
Jack L. Rivkin                                          $0                                  $0
President and Trustee

Peter E. Sundman                                        $0                                  $0
Chairman of the Board, Chief Executive
Officer and Trustee

       On December 31, 2005, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

OWNERSHIP OF EQUITY SECURITIES BY THE TRUSTEES
----------------------------------------------

       Set forth below is the dollar range of securities owned by each Fund Trustee as of December 31, 2005.

------------------------------------------------------
                            Lehman       Lehman
                            Brothers     Brothers
                            Municipal    New York
                            Money        Municipal
                                         Money Fund
------------------------------------------------------
John Cannon                      A            A
------------------------------------------------------
Faith Colish                     A            A
------------------------------------------------------
C. Anne Harvey                   A            A
------------------------------------------------------
Barry Hirsch                     A            A
------------------------------------------------------
Robert A. Kavesh                 A            A
------------------------------------------------------
Edward I. O'Brien                A            A
------------------------------------------------------
Howard A. Mileaf                 E            A
------------------------------------------------------
William E. Rulon                 A            A
------------------------------------------------------
Cornelius T. Ryan                E            A
------------------------------------------------------
Tom Decker Seip                  A            A
------------------------------------------------------
Candace L. Straight              A            A
------------------------------------------------------
Peter P. Trapp                   A            A
------------------------------------------------------
Jack L. Rivkin                   A            A
------------------------------------------------------
Peter E. Sundman                 A            A
------------------------------------------------------
A = None  B = $1-$10,000  C = $10,000 - $50,000   D = $50,000-$100,000
E = over $100,000

       The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the Neuberger Berman Fund Family.

--------------------------------------------------------------------------------
                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE             IN FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                       Over $100,000
--------------------------------------------------------------------------------
Faith Colish                                                      Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                                                 $50,000-$100,000
--------------------------------------------------------------------------------
Barry Hirsch                                                      Over $100,000
--------------------------------------------------------------------------------
Robert A. Kavesh                                                $10,000-$50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                                                  Over $100,000
--------------------------------------------------------------------------------
Edward I. O'Brien                                                 Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                                                     $1-$10,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                                                 Over $100,000
--------------------------------------------------------------------------------
Tom Decker Seip                                                   Over $100,000
--------------------------------------------------------------------------------
Candace L. Straight                                               Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                                                    Over $100,000
--------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                                             None
--------------------------------------------------------------------------------
Peter E. Sundman                                                  Over $100,000
--------------------------------------------------------------------------------
* Valuation as of December 31, 2005.

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES
-------------------------------------------------

      No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

      NB Management serves as the investment manager to the Funds pursuant to two management agreements with the Trust, dated November 3, 2003 for Lehman Brother MUNICIPAL MONEY Fund and May 31, 2005 for Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund ("Management Agreements").

      The Management Agreements provide, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreements permit NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreements also specifically permit NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, although NB Management has no current plans to pay a material amount of such compensation.

      NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the Fund Trustees, officers and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

      NB Management has sub-contracted certain of its responsibilities under the Management Agreement to LBAM, who is responsible for the day-to-day investment management of the Funds; NB Management is responsible for overseeing the investment activities of LBAM with respect to its management of the Funds.

      Under the Management Agreement, NB Management provides facilities, services, and personnel to each Fund pursuant to two administration agreements with the Trust, dated November 3, 2003 for the Investor Class and dated December 19, 2005 for the Reserve Class ("Administration Agreements"). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

      Under the Administration Agreements for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

      From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

      For investment management services, each Fund pays NB Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

      For administrative services, the Investor Class of each Fund pays NB Management at the annual rate of 0.27% of that Class's average daily net assets. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

      The Investor Class of Lehman Brothers MUNICIPAL MONEY Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2005, 2004, and 2003:

                                         MANAGEMENT AND ADMINISTRATION FEES
                                         ----------------------------------
                                             ACCRUED FOR FISCAL YEARS
                                             ------------------------
                                                 ENDED OCTOBER 31
                                                 ----------------

INVESTOR CLASS                           2005           2004           2003
--------------                           ----           ----           ----
MUNICIPAL MONEY                       $2,730,503     $2,257,610     $2,617,043

      For administrative services, the Reserve Class of each Fund pays NB Management at the annual rate of 0.08% of that Class's average daily net assets. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

WAIVERS AND REIMBURSEMENTS
--------------------------

      NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a fund-by-fund or class-by-class basis.

INVESTOR CLASS
--------------

      NB Management has contractually undertaken to reimburse the Investor Class of Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund so that the total operating expenses of the Investor Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.59% of average daily net assets. This undertaking lasts until October 31, 2009.

      The Investor Class of Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.59% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

RESERVE CLASS
-------------

      NB Management has voluntarily undertaken to reimburse or waive the Reserve Class of NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund so that the total operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) are initially limited to 0.17% of average daily net assets. NB Management expects that, after this initial period, it may voluntarily reimburse or waive certain expenses of the Fund, so that total annual operating expenses of the Fund are limited to 0.23% of average net assets. NB Management may, at its sole discretion, modify or terminate this voluntary commitment with notice to each Fund.

       The Management Agreements continue until October 31, 2006 with respect to each Fund. The Management Agreements are renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreements continue with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreements are renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

       The Management Agreements are terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreements are terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISERS
------------

      NEUBERGER BERMAN, LLC:
      ----------------------

       NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to Lehman Brothers MUNICIPAL MONEY Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

       The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

       The Sub-Advisory Agreement continues until October 31, 2006 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

       Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

       LEHMAN BROTHERS ASSET MANAGEMENT LLC
       ------------------------------------

       NB Management retains Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund pursuant to a sub-advisory agreement dated May 31, 2005 ("Sub-Advisory Agreement").

       Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for each of the above named Fund's day-to-day management to Lehman Brothers Asset Management LLC. The Sub-Advisory Agreement provides in substance that Lehman Brothers Asset Management LLC will make and implement investment decisions for those Funds in its discretion and will continuously develop an investment program for those Funds' assets. The Sub-Advisory Agreement permits the Lehman Brothers Asset Management LLC to effect securities transactions on behalf of those Funds through associated persons of Lehman Brothers Asset Management LLC. The Sub-Advisory Agreement also specifically permits Lehman Brothers Asset Management LLC to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to those Funds, although Lehman Brothers Asset Management LLC has no current plans to pay a material amount of such compensation.

       The Sub-Advisory Agreement continues until October 31, 2006 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Lehman Brothers Asset Management LLC on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-----------------------------------------------------------------

       At a meeting held on March 16, 2005 and September 21, 2005, the Board, including the Independent Fund Trustees, approved the Management and Sub-Advisory Agreements ("Agreements") for Lehman Brothers New York Municipal
Money  Fund,  National  Municipal  Money  Fund and  Tax-Free  Money Fund (each a
"Fund").

       In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by NB Management and Lehman Brothers Asset Management LLC and met with senior representatives of NB Management and Lehman Brothers Asset Management LLC regarding their personnel and operations. The Independent Fund Trustees were advised by experienced 1940 Act counsel that is independent of NB Management and Lehman Brothers Asset Management LLC.

       The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by NB Management and Lehman Brothers Asset Management LLC; (2) the performance of a similar fund for which NB Management acts as adviser; (3) the costs of the services to be provided; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

       The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered, with respect to each Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds.

       With respect to the nature, extent and quality of the services provided, the Board considered the performance of a mutual fund managed by NB Management in a similar investment style as the Funds and the degree of risk likely to be undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of NB Management and Lehman Brothers Asset Management LLC that would be dedicated to performing services for the Funds. The Board noted that NB Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered NB Management's and Lehman Brothers Asset Management LLC's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. In addition, the Board noted the positive compliance history of NB Management, as the firm has been free of significant compliance problems.

       With respect to the performance of a mutual fund managed by NB Management in a similar investment style as the Funds, the Board considered the performance of Lehman Brothers Municipal Money Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

       With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to NB Management or Lehman Brothers Asset Management LLC or their affiliates. In addition, the Board considered the contractual limits on Fund expenses undertaken by NB Management for Lehman Brothers New York Municipal Money Fund, and the management fee waivers undertaken for National Municipal Money Fund and Tax-Free Money Fund.

       The Board also evaluated any anticipated economies of scale in relation to the services NB Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

       CONCLUSIONS

       In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund. In reaching this determination, the Board considered that NB Management and Lehman Brothers Asset Management LLC could be expected to provide a high level of service to each Fund; that each Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the expected benefits accruing to each Fund.

      For a discussion of the Board's consideration of the Management and Sub-Advisory Agreements of Lehman Brothers Municipal Money Fund, please see the Neuberger Berman Income Funds Annual Report dated October 31, 2005.

INVESTMENT COMPANIES MANAGED
----------------------------

As of December 31, 2005, the investment companies managed by NB Management had aggregate net assets of approximately $32.5 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2005
----                                                           -----------------

National Municipal Money Fund.....................................$200,000,010

Neuberger Berman Cash Reserves....................................$485,037,514

Neuberger Berman Government Money Fund............................$345,418,424

Neuberger Berman High Income Bond Fund............................$718,594,320

Lehman Brothers Core Bond Fund.....................................$74,844,999

Lehman Brothers Municipal Money Fund..............................$549,239,538

Lehman Brothers New York Municipal Money Fund.....................$100,000,010

Neuberger Berman Limited Maturity Bond Fund.......................$168,896,013

Neuberger Berman Municipal Securities Trust........................$33,794,361

Neuberger Berman Strategic Income Fund.............................$24,843,484

Tax-Free Money Fund...............................................$400,000,010

Neuberger Berman Century Fund......................................$10,654,095

Neuberger Berman Fasciano Fund....................................$551,036,534

Neuberger Berman Focus Fund.....................................$1,274,540,064

                                                                     APPROXIMATE
                                                                   NET ASSETS AT
NAME                                                           DECEMBER 31, 2005
----                                                           -----------------

Neuberger Berman Genesis Fund..................................$11,401,947,862

Neuberger Berman Guardian Fund..................................$1,597,621,128

Neuberger Berman International Fund.............................$1,106,888,777

Neuberger Berman International Institutional Fund.................$174,192,576

Neuberger Berman Manhattan Fund...................................$359,824,631

Neuberger Berman Millennium Fund...................................$55,534,491

Neuberger Berman Partners Fund..................................$2,981,981,082

Neuberger Berman Real Estate Fund..................................$47,193,989

Neuberger Berman Regency Fund.....................................$157,074,388

Neuberger Berman Socially Responsive Fund.........................$539,777,741

Neuberger Berman Advisers Management Trust......................$2,477,302,428

Neuberger Berman Intermediate Municipal Fund Inc..................$485,828,721

Neuberger Berman California Intermediate Municipal Fund Inc.......$159,766,066

Neuberger Berman New York Intermediate Municipal Fund Inc.........$129,176,653

Neuberger Berman Real Estate Income Fund Inc......................$144,708,907

Neuberger Berman Realty Income Fund Inc...........................$820,794,596

Neuberger Berman Real Estate Securities Income Fund Inc...........$797,950,554

Neuberger Berman Income Opportunity Fund Inc......................$416,804,093

Neuberger Berman Dividend Advantage Fund Inc. ....................$179,585,351

Institutional Liquidity Portfolio...............................$2,126,828,567

Prime Portfolio.................................................$1,860,550,502

       The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

       There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman or Lehman Brothers Asset Management LLC are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

       The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman and Lehman Brothers Asset Management LLC (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman, Lehman Brothers Asset Management LLC and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman and Lehman Brothers Asset Management LLC that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODE OF ETHICS
--------------

       The Funds, NB Management, Neuberger Berman and Lehman Brothers Asset Management LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds' managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

       Neuberger Berman, NB Management and Lehman Brothers Asset Management LLC are wholly owned by Lehman Brothers Holdings Inc., a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are:
Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management LLC who are deemed "control persons," all of whom have offices at the same address as Lehman Brothers Asset Management LLC, are: Theodore P. Janulis, Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

       Lehman Brothers Holdings Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

       According  to a Schedule  13G jointly  filed on February  14, 2005 by AXA
Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 12,161,892 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 5,998,759 of such shares, shared voting power with respect to 1,562,204 of such shares, sole dispositive power with respect to 12,160,907 of such shares, and shared dispositive power with respect to 985 of such shares, and (b) 12,117,617 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, NY 10104.

                            DISTRIBUTION ARRANGEMENTS

       Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund offer a class of shares, known as Investor Class. NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund offer a class of shares, known as Reserve Class.

DISTRIBUTOR
-----------

       NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class and Reserve Class shares are offered on a no-load basis.

       In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class shares, a continuous
offering,   without  sales  commission  or  other  compensation  and  bears  all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of shares of each Fund's Reserve Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

       For each Fund's Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management, Neuberger Berman, or Lehman Brothers Asset Management LLC.

       The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2006. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares. NB Management may also enter into agreements with registered broker-dealers or other third parties to sell Fund shares and may pay these broker-dealers or other third parties up to 100% of any distribution fee that it receives from a Fund for those sales and for services to the investors who hold the shares. NB Management may also pay non-affiliated entities out of its own assets to support the distribution of Fund shares and shareholder servicing.

                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

       Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each class of a Fund is calculated by subtracting total liabilities of that class from total assets attributable to the class (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that class and rounding the result to the nearest full cent.

       Each Fund will try to maintain a stable NAV of $1.00 per share. The Funds value their securities at their cost at the time of purchase and assume a constant amortization to maturity of any discount or premium. Each Fund calculates its NAVs as of 3:00 p.m. Eastern time on each day the NYSE and Federal Reserve Wire System ("Federal Reserve") are open.

AUTOMATIC INVESTING
-------------------

       Each Funds' Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in another money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. An Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Lehman Brothers Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                         ADDITIONAL EXCHANGE INFORMATION

       As more fully set forth in the section of the Prospectuses entitled "Maintaining Your Account," if shareholders purchased a Fund's Institutional, Investor or Neuberger Berman Investor shares directly, they may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other Equity, Income, or Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other Fund(s) are met (for purposes of the exchange privilege, Neuberger Berman Investor Class and Investor Class are considered in the same class). Investor Class and Neuberger Berman Investor Class shares may also be exchanged for Trust Class shares of the Real Estate Fund, and Trust Class shares of the Real Estate Fund may be exchanged for Investor Class and Neuberger Berman Investor Class shares, provided that NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

       Institutional Class shares may also be exchanged for shares of the Neuberger Berman International Institutional Fund. An Institution may exchange the Fund's Adviser, Trust or Institutional Class shares (if the shareholder did not purchase the Fund's Institutional Class shares directly) for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution. This privilege is not available for Lehman Brothers Institutional Class shareholders, Strategic Income Fund Institutional Class shareholders, International Institutional Fund Institutional Class shareholders, or Genesis Fund Institutional Class shareholders.

EQUITY FUNDS
------------

    Neuberger Berman                                           Seeks long-term growth of capital; dividend income is a
    Century Fund                                               secondary  goal.  Invests  mainly  in  common  stocks of
                                                               large-capitalization  companies.  The Portfolio  Manager
                                                               seeks  to  buy  companies  with  strong  historical  and
                                                               prospective earnings growth.

    Neuberger Berman                                           Seeks  long-term capital  growth.  The Portfolio Manager
    Fasciano Fund                                              also may consider a company's potential for income prior
                                                               to selecting it for the Fund. The Fund invests mainly in
                                                               the common stocks of small-cap  companies,  i.e.,  those
                                                               with a total  market  value of no more than $1.5 billion
                                                               at the time the Fund first invests in them. In selecting
                                                               companies that the Portfolio  Manager  believes may have
                                                               greater  potential to appreciate in price, the Portfolio
                                                               Manager will invest the Fund in smaller  companies  that
                                                               are under-followed by major Wall Street brokerage houses
                                                               and large asset management firms.

    Neuberger Berman                                           Seeks  long-term  growth  of capital. Invests  mainly in
    Focus Fund                                                 common stocks selected from 13 multi-industry sectors of
                                                               the  economy.  To maximize  potential  return,  the Fund
                                                               normally  makes  90% or more of its  investments  in not
                                                               more than six sectors of the economy, and may invest 50%
                                                               or more of its assets in any one sector.

    Neuberger Berman                                           Seeks growth of capital. Invests  mainly  in  stocks of
    Genesis Fund                                               companies with small market capitalizations (no more than
    (This fund is closed to new                                $1.5 billion at the time of the  Fund's investment). The
    investors.)                                                Portfolio Managers seek to  buy the stocks of undervalued
                                                               companies whose current product lines and balance sheets
                                                               are strong.

    Neuberger Berman                                           Seeks long-term  growth  of  capital   and  secondarily,
    Guardian Fund                                              current  income.  Invests  mainly  in  stocks of mid- to
                                                               large-capitalization  companies that are well positioned
                                                               and are undervalued in the market.

    Neuberger Berman                                           Seeks  long-term   capital  appreciation  by   investing
    International Fund                                         primarily in foreign stocks of any capitalization,  both
                                                               in  developed  economies  and in emerging  markets.  The
                                                               Portfolio   Managers  seek   undervalued   companies  in
                                                               countries with strong potential for growth.


                                                          53

EQUITY FUNDS
------------

    Neuberger Berman                                           Seeks growth  of capital. Invests in securities believed
    Manhattan Fund                                             to have the  maximum  potential  for  long-term  capital
                                                               appreciation.  The Portfolio  Managers seek fast-growing
                                                               companies  with  above  average  sales  and  competitive
                                                               returns on equity  relative to their  peers.  Factors in
                                                               identifying these firms may include financial  strength,
                                                               a strong  position  relative to  competitors  and strong
                                                               earnings growth relative to competitors.

    Neuberger Berman                                           Seeks growth of  capital by  investing  mainly in common
    Millennium Fund                                            stocks  of  small-capitalization   companies,  which  it
                                                               defines  as those with a total  market  value of no more
                                                               than $2 billion at the time of initial  investment.  The
                                                               Portfolio  Managers  take a  growth  approach  to  stock
                                                               selection, looking for fast growing companies with above
                                                               average sales and competitive returns on equity relative
                                                               to their peers.  Factors in identifying  these firms may
                                                               include financial  strength,  a strong position relative
                                                               to competitors  and strong  earnings  growth relative to
                                                               competitors.

    Neuberger Berman                                           Seeks capital growth through an approach that is intended
    Partners Fund                                              to increase  capital with reasonable risk. The Portfolio
                                                               Manager looks at fundamentals,  focusing particularly on
                                                               cash flow, return on capital, and asset values.

    Neuberger Berman                                           Seeks  total return  through  investment  in real estate
    Real Estate Fund                                           securities,  emphasizing  both capital  appreciation and
                                                               current income.

    Neuberger Berman                                           Seeks growth of capital by investing primarily in common
    Regency Fund                                               stocks  of   mid-capitalization   companies   which  the
                                                               Portfolio Manager believes have solid fundamentals.

    Neuberger Berman                                           Seeks long-term growth of capital by investing primarily
    Socially Responsive Fund                                   in securities of companies that meet the Fund's financial
                                                               criteria and social policy.

                                                          54


INCOME FUNDS
------------

    Neuberger Berman                                           A  money  market  fund  seeking  the  highest  available
    Cash Reserves                                              current income consistent with safety and liquidity. The
                                                               Fund invests in high-quality  money market  instruments.
                                                               The  Fund  may  also   engage  in   reverse   repurchase
                                                               agreements and securities  lending. It seeks to maintain
                                                               a constant purchase and redemption price of $1.00.

    Neuberger Berman                                           A U.S.  Government  money  market  fund  seeking maximum
    Government Money Fund                                      safety and liquidity and the highest  available  current
                                                               income.   The  Fund  invests  in  securities  issued  or
                                                               guaranteed  as to  principal  or  interest  by the  U.S.
                                                               Government,   its  agencies  and  instrumentalities  and
                                                               repurchase  agreements on such securities.  The Fund may
                                                               also  engage  in  reverse   repurchase   agreements  and
                                                               securities  lending.  It seeks to  maintain  a  constant
                                                               purchase and redemption price of $1.00.

    Neuberger Berman                                           Seeks   high   total   returns   consistent with  capital
    High Income Bond Fund                                      preservation.  The Fund normally invests  primarily in a
                                                               diversified   portfolio   of   U.S.   intermediate-term,
                                                               high-yield  corporate  bonds,  including those sometimes
                                                               known as "junk" bonds.


    Lehman Brothers                                            Seeks to maximize total return  through a combination of
    Core Bond Fund                                             income  and  capital  appreciation.  The  Fund  normally
                                                               invests  in  high   quality   fixed-income   securities.
                                                               Corporate  bonds,  commercial  paper or bonds secured by
                                                               assets such as home mortgages,  generally, must at least
                                                               be an A*/;  bonds issued by the U.S.  Government  or its
                                                               agencies are considered high quality.


    Neuberger Berman                                           Seeks the  highest  current income  consistent  with low
    Limited Maturity Bond Fund                                 risk to principal and liquidity and, secondarily,  total
                                                               return.  The Fund invests in debt securities,  primarily
                                                               investment  grade;  maximum 10% below investment  grade,
                                                               but no lower than B.*/ Maximum average  duration of four
                                                               years.




                                                         55

    MUNICIPAL FUNDS
    ---------------

    Neuberger Berman                                           Seeks  high current  tax-exempt  income with low risk to
    Municipal Securities Trust                                 principal, limited price fluctuation, and liquidity and,
                                                               secondarily,   total   return.   The  Fund   invests  in
                                                               investment  grade  municipal  securities  with a maximum
                                                               average duration of 10 years.

    National Municipal Money Fund                              Seeks the  highest  available current income exempt from
                                                               federal  income tax that is  consistent  with safety and
                                                               liquidity. The Fund normally invests at least 80% of its
                                                               net assets in high-quality,  short-term  securities from
                                                               municipal issuers around the country.  The Fund seeks to
                                                               maintain a stable $1.00 share price.


    Lehman Brothers Municipal                                  A money  market  fund seeking the maximum current income
    Money Fund                                                 exempt from federal income tax,  consistent  with safety
                                                               and  liquidity.   The  Fund  invests  in   high-quality,
                                                               short-term municipal securities.  It seeks to maintain a
                                                               constant purchase and redemption price of $1.00.


    Lehman Brothers New York                                   A  money  market  fund  seeking  the  highest  available
    Municipal Money Fund                                       current  income  exempt from federal  income tax and New
                                                               York State and New York City personal  income taxes that
                                                               is  consistent  with  safety  and  liquidity.  The  Fund
                                                               normally  invests  at  least  80% of its net  assets  in
                                                               high-quality,   short-term   municipal  securities  that
                                                               provide  income that is exempt from  federal  income tax
                                                               and New York  State  and New York City  personal  income
                                                               taxes.  The Fund seeks to maintain a stable  $1.00 share
                                                               price.


    Tax-Free Money Fund                                        Seeks  the  highest available current income exempt from
                                                               federal income tax and, to the extent possible, from the
                                                               federal alternative minimum tax, that is consistent with
                                                               safety and liquidity. The Fund normally invests at least
                                                               80%  of  its  net  assets  in  high-quality,  short-term
                                                               municipal securities.  The Fund also normally invests at
                                                               least 80% of its net assets in  securities  the interest
                                                               on  which  is  not  a   preference   item  for   federal
                                                               alternative  minimum  tax  purposes.  The Fund  seeks to
                                                               maintain a stable $1.00 share price.


*/ As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

       Any of the Income Funds, Equity Funds or Municipal Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

       There can be no assurance that NATIONAL Municipal Money Fund, Neuberger Berman GOVERNMENT MONEY Fund, Neuberger Berman CASH RESERVES, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK Municipal Money Fund, or TAX-FREE Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

       The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE or Federal Reserve is closed, (2) when trading on the NYSE or Federal Reserve is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE and Federal Reserve is open ("Business Day") after termination of the suspension.

       Each Fund calculates its share price as of 3:00 p.m. on days on which the NYSE and Federal Reserve is open. If the NYSE or Federal Reserve were to close before regular trading, each Fund would price its shares as of the earlier closing time.

REDEMPTIONS IN KIND
-------------------

       Each Fund reserves the right, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when Management determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

       Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term). A Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital gains and losses. Net investment income and realized gains and losses, if any, are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and share price as of 3:00 p.m. (Eastern time) on each Business Day.

       Each Fund declares income dividends daily; dividends declared for each month are paid on the last Business Day of the month. Shares of each Fund begin earning income dividends on the Business Day the proceeds of the purchase order for the shares have been converted to "federal funds" if converted by 3:00 p.m. (Eastern time) that day, or the next Business Day if so converted after that time, and continue to earn dividends through the Business Day before they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

       Each Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, as designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

       A shareholder's cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

       Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

       To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund - which is or will be treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, all determined without regard to any deduction for dividends paid) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

       Dividends a Fund pays will qualify as "exempt-interest dividends" if it satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; each Fund intends to satisfy or continue to satisfy this requirement. Exempt-interest dividends constitute the portion of a Fund's aggregate dividends equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient's federal income tax return. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

       If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including amounts that otherwise would be exempt-interest dividends, as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

       Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

       Each Fund may invest in municipal bonds that are purchased, generally not on their initial issue, with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of
(1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after a Fund acquired the bond, then no market discount is considered to exist. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

       Each Fund may acquire zero coupon or other municipal securities issued with OID. As a holder of those securities, a Fund must take into account the OID that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income.

TAXATION OF THE FUNDS' SHAREHOLDERS
-----------------------------------

       Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes.

       Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

       Up to 85% of social security and railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

       If a Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectuses and in the discussion of municipal market discount bonds above, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

       Each Fund is required to withhold 28% of all taxable dividends otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to backup withholding.

NEW YORK TAX MATTERS
--------------------

       Dividends paid by Lehman Brothers NEW YORK MUNICIPAL MONEY Fund are exempt from New York State and New York City personal income taxes applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payment on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands, Guam and other U.S. territories. Other distributions from that Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State and New York City personal income taxes. Distributions to a corporate shareholder will be subject to New York State corporate franchise tax and New York City general corporation tax.

       Investment in Lehman Brothers NEW YORK MUNICIPAL MONEY Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on distributions received from the Fund.

       Interest on indebtedness incurred by a shareholder to purchase or carry shares is not deductible for New York State or New York City personal income tax purposes.

       Under current applicable New York State law, the highest marginal New York State income tax rate imposed on individuals is 7.7%. The highest marginal New York City income tax rate currently imposed on individuals is 4.45%. Shareholders subject to taxation in a state other then New York will realize a lower after tax rate of return if distributions from Lehman Brothers NEW YORK MUNICIPAL MONEY Fund are not exempt from taxation in such other state.

       The foregoing briefly summarizes some of the important federal income tax and New York State and New York City personal income tax consequences to investors in Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, reflects the federal and New York State and New York City income tax laws as of the date of the prospectuses, and does not address special tax rules applicable to certain types of investors, such as corporate or foreign investors. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

                        VALUATION OF PORTFOLIO SECURITIES

       Each Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost method of valuation to enable it to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Funds' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Funds, under most conditions, to maintain a stable $1.00 share price, there can be no assurance they will be able to do so. An investment in these Funds, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                             PORTFOLIO TRANSACTIONS

       Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

       In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, each Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

       In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

       A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

       The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

       During the fiscal year ended October 31, 2005, Lehman Brothers MUNICIPAL MONEY Fund did not acquire any securities of its "regular brokers or dealers". At October 31, 2005, that Fund held none of the securities of its "regular brokers or dealers."

       Since Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund are new, those Funds did not acquire any securities of its "regular brokers or dealers" and those Funds held none of the securities of its "regular brokers or dealers."

       No affiliate of any Fund receives give-ups or reciprocal business in connection with its portfolio transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

       The Funds may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated
Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

       The use of Neuberger Berman and Lehman Brothers as brokers for the Funds is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

       Under the 1940 Act, commissions paid by the Funds to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

       A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

       To ensure that accounts of all investment clients, including the Funds, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

       Under policies adopted by the Board, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Funds. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

       The Funds expect that they will continue to execute a portion of their transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

PROXY VOTING
------------

       The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

       Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

       Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

       Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

       In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

       If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

       Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

       The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third-party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

       NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third-party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." Each Fund's President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to a

Fund prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

       Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to a Fund's President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

       Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

       Pursuant to a Code of Ethics adopted by the Funds, NB Management, Neuberger Berman and Lehman Brothers Asset Management LLC ("Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The Code also prohibits any person associated with the Funds, NB Management, Neuberger Berman, or Lehman Brothers Asset Management LLC, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

       The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

       STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

       OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

       RATING, RANKING AND RESEARCH AGENCIES.
       --------------------------------------

       Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any Fund, NB Management, Lehman Brothers Asset Management, Neuberger Berman or any other person in connection with the disclosure of this information. Each Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for each of the Funds.

                             REPORTS TO SHAREHOLDERS

       Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firms for the Funds. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

THE FUNDS
---------

       Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has ten separate operating series (the Funds). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

       Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Income Funds." Lehman Brothers MUNICIPAL MONEY Fund was previously named Neuberger Berman MUNICIPAL MONEY Fund prior to the date of this SAI.

       DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

       SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

       CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

       OTHER. Because Reserve Fund shares may be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

       Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Lehman Brothers Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       Lehman Brothers MUNICIPAL MONEY Fund and NATIONAL MUNICIPAL MONEY Fund have selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the Independent Registered Public Accounting Firm that will audit their financial statements. Lehman Brothers NEW YORK MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund have selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the Independent Registered Public Accounting Firm that will audit their financial statements.



                                  LEGAL COUNSEL

       Each Fund has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

       As of December 31, 2005, the following are all of the beneficial and record owners of more than five percent of Lehman Brothers MUNICIPAL MONEY Fund and Lehman Brothers NEW YORK MUNICIPAL MONEY Fund. NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund have not yet commenced operations as of December 19, 2005 (the date of their SAI). Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND                        NAME & ADDRESS                   PERCENT OWNED
----                        --------------                   -------------
LEHMAN BROTHERS MUNICIPAL   Lehman Brothers Inc.                 58.20%
MONEY FUND                  For the exclusive benefit
INVESTOR CLASS              of customers
                            70 Hudson Street 7th Fl
                            Attn Mutual Fund Operations
                            Jersey City, NJ 07302

                            Neuberger Berman LLC                 8.20%
                            For the exclusive benefit
                            of customers
                            70 Hudson Street 7th Floor
                            Jersey City, NJ 07302

                            Mr. Joseph Gatto                     6.33%
                            146 Brookside DR.
                            Greenwich, CT 06831

LEHMAN BROTHERS NEW YORK    Lehman Brothers Holdings             78.49%
MUNICIPAL MONEY FUND        Inc.
INVESTOR CLASS              Attn Steven Engel
                            745 Seventh Ave. Fl. 4
                            New York, NY 10019

                            Ark Asset Mgmt Co. Inc               9.87%
                            C Charles Hetzel Securities Acct
                            125 Broad Street
                            New York, NY 10004

                             REGISTRATION STATEMENT

       This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

       Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

       Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, NATIONAL MUNICIPAL MONEY Fund and TAX-FREE MONEY Fund each commenced operations on December 12, 2005 and therefore have no financial statements. The following financial statements and related documents are incorporated herein by reference for Lehman Brothers MUNICIPAL MONEY Fund from the Neuberger Berman Income Funds' Annual Report to shareholders for the fiscal year ended October 31, 2005:

       The audited financial statements of Neuberger Berman Income Funds and the notes thereto for the fiscal year ended October 31, 2005, and the report of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to Neuberger Berman Municipal Money Fund.

                                                                 Appendix A

              RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

      S&P MUNICIPAL BOND RATINGS:
      ---------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


      MOODY'S MUNICIPAL BOND RATINGS:
      -------------------------------

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above except Aaa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P COMMERCIAL PAPER RATINGS:
      -----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

      MOODY'S COMMERCIAL PAPER RATINGS:
      ---------------------------------

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

   -     Leading market positions in well-established industries.

   -     High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.


      S&P SHORT-TERM RATINGS:
      -----------------------

      SP-1 - Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).


      MOODY'S SHORT-TERM RATINGS:
      --------------------------

      MIG 1, VMIG 1 - Top-tier investment grade short-term ratings reflect superior ability of repayment.

                     NEUBERGER BERMAN STRATEGIC INCOME FUND
                   (A series of Neuberger Berman Income Funds)


                       STATEMENT OF ADDITIONAL INFORMATION


                           Institutional Class Shares



                            DATED: March 1, 2006


--------------------------------------------------------------------------------
             605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll Free 800-877-9700

      Neuberger Berman STRATEGIC INCOME Fund ("Fund") is a mutual fund that offers shares pursuant to a Prospectus dated March 1, 2006.

      The Prospectus for the Institutional Class ("Class") shares provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT INFORMATION.......................................................1
   Investment Policies and Limitations.......................................1
   Cash Management and Temporary Defensive Positions.........................3
   Additional Investment Information.........................................4
   Risks of Equity Securities...............................................33

CERTAIN RISK CONSIDERATIONS.................................................34

PERFORMANCE INFORMATION.....................................................34
   Yield Calculations.......................................................34
   Average Annual Total Return Computations.................................35
   Average Annual Total Return After Taxes on Distributions.................35
   Average Annual Return After Taxes on  Distributions
     and Sale of Fund Shares................................................36

TRUSTEES AND OFFICERS.......................................................36

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...........................52
   Investment Manager and Administrator.....................................52
   Management and Administration Fees.......................................53
   Waivers and Reimbursements...............................................53
   Institutional Class......................................................53
   Sub-Adviser..............................................................54
   Portfolio Manager Information............................................55
   Investment Companies Managed.............................................58
   Code of Ethics...........................................................61
   Management and Control of NB Management and Neuberger Berman.............61

DISTRIBUTION ARRANGEMENTS...................................................62

ADDITIONAL PURCHASE INFORMATION.............................................63
   Share Prices and Net Asset Value.........................................63

ADDITIONAL REDEMPTION INFORMATION...........................................64
   Suspension of Redemptions................................................64
   Redemptions in Kind......................................................64

DIVIDENDS AND OTHER DISTRIBUTIONS...........................................65

ADDITIONAL TAX INFORMATION..................................................65
   Taxation of The Fund.....................................................65
   Taxation of the Fund's Shareholders......................................69

PORTFOLIO TRANSACTIONS......................................................69
   Proxy Voting.............................................................74

PORTFOLIO HOLDINGS DISCLOSURE...............................................75

REPORTS TO SHAREHOLDERS.....................................................77

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS..............................77

CUSTODIAN AND TRANSFER AGENT................................................78

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................78

LEGAL COUNSEL...............................................................78

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................78

REGISTRATION STATEMENT......................................................79

FINANCIAL STATEMENTS........................................................79

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

       The Fund is a separate operating series of Neuberger Berman Income Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

       The Neuberger Berman STRATEGIC INCOME Fund commenced operations on July 11, 2003.

       The following information supplements the discussion in the Fund's Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

       (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented or

       (2) a majority of the outstanding shares of the Fund.

       These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

Investment Policies and Limitations
-----------------------------------

       With respect to the limitation on borrowings, the Fund may pledge assets in connection with permitted borrowings.

      Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

      The Fund's fundamental investment policies and limitations are as follows:

      1. BORROWING. The Fund may not borrow money, except that it may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

      2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

      3. DIVERSIFICATION. The Fund may not with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest up to 25% of its total assets in the real estate industry. This limitation does not apply to purchases of U.S. Government and Agency Securities.

      5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments, or (ii) by engaging in repurchase agreements.

      6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may
(i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

      7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

      8. UNDERWRITING. The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

       Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

      Senior Securities: The SEC staff has asserted that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the Commission has taken the position that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the Commission will not raise senior securities issues under the 1940 Act.

       The Fund's non-fundamental investment policies and limitations are as follows:

       1. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

       2. BORROWING. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

       3. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

       4. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

Cash Management and Temporary Defensive Positions
-------------------------------------------------

      For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which may be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on certain other debt securities in which the Fund normally invests.

      Pursuant to an exemptive order received from the SEC, the Fund also may invest in shares of a money market fund and an unregistered fund, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Investments of uninvested cash in shares of registered money market funds managed by NB Management or an affiliate are limited to amounts not exceeding 25% of the investing fund's total assets.

Additional Investment Information
---------------------------------

      RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early ("call risk").

      RATINGS OF FIXED INCOME SECURITIES

      The Fund may purchase securities rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's"), or any other Nationally Recognized Statistical Rating Organization ("NRSRO") (please see the Fund's prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

      HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

      INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from at least one NRSRO that has rated it, in one of the four highest rating categories or, if not rated by any NRSRO, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another below the fourth highest category, it will be considered investment grade. The Fund normally invests approximately 45% of its total assets in investment grade debt securities.

      LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

     RATINGS DOWNGRADES. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced so that the securities would no longer be eligible for purchase by the Fund. In such a case, NB Management will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund's holdings of securities that are considered by the Fund to be below investment grade will be no more than approximately 30% of its assets.

      DURATION AND MATURITY

      Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

       Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

      The Fund has no limits on the maturity of its individual investments. However, it generally intends its dollar-weighted average duration to be up to five years.

      LOWER-RATED DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by at least one NRSRO that has rated them or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

      During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

      The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

      The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

       See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

      POLICIES AND LIMITATIONS. The Fund may invest approximately 25% of its total assets in securities that are below investment grade provided that at the time of purchase, they are rated at least B by Moody's or S&P or, if unrated by either of these, deemed by the adviser to be of comparable quality.

      REAL ESTATE-RELATED INSTRUMENTS. Real estate-related instruments include shares of real estate investment trusts (also known as "REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

      Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property or the quality of the credit extended. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

      The shares of a REIT are subject to its management fees and other expenses. Therefore, investments in REITs would cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. The Fund does not intend to invest in REITs unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable fees.

      POLICIES AND LIMITATIONS. The Fund may invest approximately 25% of its total assets in real-estate related instruments, preferred stock, warrants, common stock or other dividend-paying equity securities. Securities convertible into common stock are not subject to this policy on equity securities. The Fund does not intend to invest more than 30% of its total assets in dividend-paying equity securities, including REITs.

      U.S. GOVERNMENT AND AGENCY SECURITIES. "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States. "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Federal Home Loan Banks ("FHLB") and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions which could be costly to the Fund.

      POLICIES AND LIMITATIONS. The Fund may invest up to 15% of its net assets in illiquid securities.

      REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

      POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

      SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.

      POLICIES AND LIMITATIONS. In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees.

      RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

      Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

      POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

      When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

      The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

      POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

      When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value
(determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

      FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate and bond index futures contracts and options thereon, foreign currency futures contracts (with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (1) interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency Futures and options thereon primarily as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Fund.

      The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes, provided the amount invested in currency derivatives for non-hedging purposes does not exceed 2% of total assets. The Fund may pursue this technique when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

       A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

       U.S. Futures (except certain currency Futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

      Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While Futures Contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

       "Margin" with respect to Futures is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's Futures positions. The margin deposit made by the Fund when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements,  the Fund will be required to make an  additional  margin  deposit
("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Fund. In computing its daily NAV, the Fund marks to market the value of its open Futures positions. The Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

       An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

       Although the Fund believes that the use of Futures Contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

       Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

       Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

       Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

       POLICIES AND LIMITATIONS. The Fund may purchase and sell interest rate and bond index Futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Fund may engage in foreign currency Futures and options transactions primarily in an attempt to hedge against changes in prevailing currency exchange rates. The Fund may invest in foreign currency derivative instruments, including Futures or options on foreign currencies, for non-hedging purposes, provided the amount invested in currency derivatives for non-hedging purposes does not exceed 2% of total assets.

       CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options. The purpose of writing covered call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund's NAV) or to earn premium income. Fund securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

       When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the option. When writing call options, the Fund writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying a call option at less than the market price.

       The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

       If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

       When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Fund would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

       POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on debt securities in its portfolio for hedging purposes. The Fund may write covered call options for the purpose of producing income. The Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

       PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

       When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

       Fund securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

       POLICIES AND LIMITATIONS. The Fund may write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect on NAV of price fluctuations of securities held by the Fund.)

       GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

       Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

       The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Fund's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

       Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

       The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

       The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

       The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying market that cannot be reflected in the options markets.

       POLICIES AND LIMITATIONS. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other investment except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an over-the-counter option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may by multiplied by a formula value. The seller of the obligation is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

       FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities. To a limited extent, the Fund may also purchase and sell Forward Contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio.

      Forward Contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

      At the consummation of a Forward Contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in Forward Contract prices. Closing purchase transactions with respect to Forward Contracts are usually made with the currency dealer who is a party to the original Forward Contract.

       NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

       However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

       POLICIES AND LIMITATIONS. The Fund views investments in Forward Contracts primarily as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them. The Fund may invest in foreign currency derivative instruments, including Forward Contracts, for non-hedging purposes, provided the amount invested in currency derivatives for non-hedging purposes does not exceed 2% of total assets.

       OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

       POLICIES AND LIMITATIONS. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities. The Fund may purchase put and call options on foreign currencies for non-hedging purposes, provided the amount invested in currency derivatives for non-hedging purposes does not exceed 2% of total assets.

       COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument (as defined below) as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

       REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES, AND FORWARD CONTRACTS. To the extent the Fund sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

       COVER FOR FINANCIAL INSTRUMENTS. Futures, options on Futures, options on securities, securities indices and foreign currencies, and Forward Contracts may be referred to in this Statement of Additional Information as "Financial Instruments." The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Fund.

       POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

       GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. In using such instruments for hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund's underlying securities or currency. There can be no assurance that the Fund's use of Financial Instruments will be successful. When the Fund uses these instruments for non-hedging purposes, there is an added risk of loss because the Fund may not have an offsetting position in the underlying instrument.

       The Fund's use of Financial Instruments may be limited by certain provisions of the Code with which it must comply if it is to qualify as a regulated investment company ("RIC"). See "Additional Tax Information -- Taxation of the Fund."

       The Fund is not obligated to hedge any of its positions or use any Financial Instruments and makes no representations as to the availability or use of these techniques at this time or at any time in the future.

       POLICIES AND LIMITATIONS. In using such instruments for hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

      ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon and step coupon securities are redeemed at face value when they mature. The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by the Fund prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

      Because the Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon, step coupon and pay-in-kind securities) each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information -- Taxation of the Fund."

      The market prices of zero coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

      INFLATION-INDEXED SECURITIES. The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

      Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

     Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net income to its shareholders to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

      COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

      POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

      POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

      BANKING  AND SAVINGS  INSTITUTION  SECURITIES.  These  include  CDs,  time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

      A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

       Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

       In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

      VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

      Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

      POLICIES AND LIMITATIONS. The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.

      For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

      MONEY MARKET FUNDS. The Fund may invest up to 10% of its total assets in the securities of money market funds. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

      POLICIES AND LIMITATIONS. For cash management purposes, the Fund may invest up to 25% of its assets in a money market fund managed by NB Management or its affiliates, pursuant to an SEC exemptive order. Otherwise, the Fund's investment in securities of other registered investment companies is limited to
(i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all registered investment companies in the aggregate.

      OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies that are consistent with its investment policies. Such investment may be the most practical or only manner in which the Fund can participate in certain markets such as foreign markets because of the expenses involved or because other vehicles for investing in those markets or countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

      As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in all registered investment companies in the aggregate.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

      Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

      Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

      Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

      Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

      Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

      Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

      POLICIES AND LIMITATIONS. The Fund may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities.

      ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

      Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

      Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

      The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

      U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

      POLICIES AND LIMITATIONS. These investments are subject to the Fund's quality, maturity, and duration standards.

      AMERICAN DEPOSITARY RECEIPTS. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

      POLICIES AND LIMITATIONS. The Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of the Fund's net assets. ADRs on foreign securities which are denominated in foreign currencies are subject to the Fund's 20% limit on foreign securities denominated in foreign currencies.

      FOREIGN CURRENCY DENOMINATED SECURITIES. Foreign currency denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and
(3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The risks of foreign investing are generally heightened in emerging markets. Securities traded in certain emerging market countries may be subject to risks in addition to risks typically posed by foreign debt investing due to the inexperience of financial intermediaries, the lack of modern technology and lack of a sufficient capital base to expand business operations.

      POLICIES AND LIMITATIONS. The Fund may invest up to 20% of its net assets in foreign securities denominated in or indexed to foreign currencies and American Depository Receipts ("ADRs") on such securities. Within that limitation, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency. The Fund invests in foreign currency denominated foreign securities of issuers in countries whose governments are considered stable by NB Management.

      DOLLAR ROLLS. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

      POLICIES AND  LIMITATIONS.  Dollar  rolls are  considered  borrowings  for
purposes  of  the  Fund's   investment   policies  and  limitations   concerning
borrowings.

      SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. Mortgage swap agreements are similar to interest-rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.

      In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

      POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

      DIRECT DEBT INSTRUMENTS. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

      Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

      There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

      Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

      POLICIES AND LIMITATIONS. To the extent direct debt is deemed illiquid, such an investment is subject to the Fund's restriction on investing no more than 15% of its net assets in illiquid securities. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

      CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

      The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

      POLICIES AND LIMITATIONS. Securities convertible into common stock are not subject to the Fund's 25% policy on equity securities.

      PREFERRED STOCK. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

      SHORT SALES. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

      The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

      The Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

      The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

      POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      INDEXED SECURITIES. The Fund may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

      The Fund may invest in various securities that are intended to track broad-based, U.S. market Indices, including Standard & Poor's Depository Receipts ("SPDRs"), Diamonds, and Nasdaq-100 Shares. SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"). SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio. Diamonds represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. Diamonds pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. SPDRs and Diamonds are listed on the American Stock Exchange. Nasdaq-100 Shares are listed on the Nasdaq Stock Market.

      Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

      COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of its Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on its Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

      STRIPPED SECURITIES. are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

      Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

      STRIPPED MORTGAGE BACKED SECURITIES (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

      TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds' operations.

       CALL RISK. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the fund would have to reinvest the proceeds from the called security at the current, lower rates.

Risks of Equity Securities
--------------------------

      Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Convertible securities are not counted toward the Fund's 25% policy on equity securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

      To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAVs per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

      POLICIES AND LIMITATIONS: The Fund normally invests approximately 25% of its total assets in dividend-paying equity securities, including REITs. The Fund does not intend to invest more than 30% of its total assets in dividend-paying equity securities, including REITs.

                           CERTAIN RISK CONSIDERATIONS

      Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Fund will achieve its investment objective. The Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                             PERFORMANCE INFORMATION

      The Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary. The share prices of the Fund will vary, and an investment in this Fund, when redeemed, may be worth more or less than an investor's original cost.

Yield Calculations
------------------

      The Fund may advertise its "yield" based on a 30-day (or one month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

       ("a") = dividends and interest  earned during the period
       ("b") = expenses accrued for the period (net of reimbursements) ("c") = the average daily number of shares outstanding during the period that were entitled to receive  dividends
       ("d") = the maximum offering price per share on the last day of the period

                           YIELD = 2[(a-b + 1)(6) - 1]
                                      ---
                                       cd

Average Annual Total Return Computations
----------------------------------------

      The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                  P(1+T)n = ERV

      Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

       NB Management may from time to time reimburse a Fund for a portion of its expenses. Such action has the effect of increasing yield and total return. Actual reimbursements are described in the Prospectus and in "Investment Management and Administration Services" below.

Average Annual Total Return After Taxes on Distributions
--------------------------------------------------------

       An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                 P(1+T)n = ATVD


      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Return After Taxes on Distributions and Sale of Fund Shares
--------------------------------------------------------------------------

       An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                 P(1+T)n = ATVDR

                              TRUSTEES AND OFFICERS

      The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information About the Board of Trustees
---------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND        OTHER
                  POSITION                            COMPLEX    DIRECTORSHIPS
                 AND LENGTH                         OVERSEEN BY   HELD OUTSIDE
NAME, AGE, AND    OF TIME          PRINCIPAL           FUND       FUND COMPLEX
ADDRESS (1)      SERVED (2)    OCCUPATION(S) (3)    TRUSTEE (4)  BY FUND TRUSTEE
--------------   ----------    -----------------    -----------  ---------------
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------

John Cannon (76)   Trustee   Consultant. Formerly,       48      Independent
                 since 1994  Chairman, CDC                       Trustee or
                             Investment Advisers                 Director of
                             (registered                         three series
                             investment adviser),                of Oppenheimer
                             1993 to January 1999;               Funds: Limited
                             formerly, President                 Term New York
                             and Chief Executive                 Municipal
                             Officer, AMA                        Fund,
                             Investment Advisors,                Rochester Fund
                             an affiliate of the                 Municipals,
                             American Medical                    and
                             Association.                        Oppenheimer
                                                                 Convertible
                                                                 Securities
                                                                 Fund, since
                                                                 1992.

--------------------------------------------------------------------------------
Faith Colish       Trustee   Counsel, Carter             48      Advisory
(70)             since 2000  Ledyard & Milburn LLP               Director, ABA
                             (law firm) since                    Retirement
                             October 2002;                       Funds
                             formerly,                           (formerly,
                             Attorney-at-Law and                 American Bar
                             President, Faith                    Retirement
                             Colish, A                           Association
                             Professional                        (ABRA)) since
                             Corporation, 1980 to                1997
                             2002.                               (not-for-profit
                                                                 membership
                                                                 association).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND        OTHER
                  POSITION                            COMPLEX    DIRECTORSHIPS
                 AND LENGTH                         OVERSEEN BY   HELD OUTSIDE
NAME, AGE, AND    OF TIME          PRINCIPAL           FUND       FUND COMPLEX
ADDRESS (1)      SERVED (2)    OCCUPATION(S) (3)    TRUSTEE (4)  BY FUND TRUSTEE
--------------   ----------    -----------------    -----------  ---------------
--------------------------------------------------------------------------------
C. Anne Harvey     Trustee   Consultant,                 48      Formerely,
(68)             since 2000  C.A. Harvey                         President,
                             Associates since June               Board of
                             2001; formerly,                     Associates to
                             Director, AARP, 1978                The National
                             to December 2001.                   Rehabilitation
                                                                 Hospital's
                                                                 Board of
                                                                 Directors, 2001
                                                                 to 2002;
                                                                 formerly,
                                                                 Member,
                                                                 Individual
                                                                 Investors
                                                                 Advisory
                                                                 Committee to
                                                                 the New York
                                                                 Stock Exchange
                                                                 Board of
                                                                 Directors, 1998
                                                                 to June 2002.

--------------------------------------------------------------------------------
Barry Hirsch       Trustee   Attorney-at-Law,            48      None.
(73)             since 1993  Formerly, Senior
                             Counsel, Loews
                             Corporation (diversified
                             financial corporation),
                             May 2002 to April 2003;
                             formerly, Senior Vice
                             President, Secretary and
                             General Counsel, Loews
                             Corporation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND        OTHER
                  POSITION                            COMPLEX    DIRECTORSHIPS
                 AND LENGTH                         OVERSEEN BY   HELD OUTSIDE
NAME, AGE, AND    OF TIME          PRINCIPAL           FUND       FUND COMPLEX
ADDRESS (1)      SERVED (2)    OCCUPATION(S) (3)    TRUSTEE (4)  BY FUND TRUSTEE
--------------   ----------    -----------------    -----------  ---------------
--------------------------------------------------------------------------------
Robert A.          Trustee   Marcus Nadler               48      Director, The
Kavesh (78)      since 1993  Professor Emeritus of               Caring
                             Finance and                         Community
                             Economics, New York                 (not-for-
                             University Stern                    profit);
                             School of Business;                 formerly,
                             formerly, Executive                 Director, DEL
                             Secretary-Treasurer,                Laboratories,
                             American Finance                    Inc. (cosmetics
                             Association, 1961 to                and
                             1979.                               pharmaceuti-
                                                                 cals),1978 to
                                                                 2004; formerly,
                                                                 Director,
                                                                 Apple Bank for
                                                                 Savings, 1979
                                                                 to 1990;
                                                                 formerly,
                                                                 Director,
                                                                 Western
                                                                 Pacific
                                                                 Industries,
                                                                 Inc., 1972 to
                                                                 1986 (public
                                                                 company).

--------------------------------------------------------------------------------
Howard A.          Trustee   Retired; formerly,          48      Director,
Mileaf (69)      since 2000  Vice President and                  Webfinancial
                             Special Counsel,                    Corporation
                             WHX Corporation                     (holding
                             (holding company),                  company) since
                             1993 to 2001.                       December 2002;
                                                                 formerly,
                                                                 Director,
                                                                 Kevlin
                                                                 Corporation
                                                                 (manufacturer
                                                                 of microwave
                                                                 and other
                                                                 products).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND        OTHER
                  POSITION                            COMPLEX    DIRECTORSHIPS
                 AND LENGTH                         OVERSEEN BY   HELD OUTSIDE
NAME, AGE, AND    OF TIME          PRINCIPAL           FUND       FUND COMPLEX
ADDRESS (1)      SERVED (2)    OCCUPATION(S) (3)    TRUSTEE (4)  BY FUND TRUSTEE
--------------   ----------    -----------------    -----------  ---------------
--------------------------------------------------------------------------------
Edward I.          Trustee   Formerly, Member,           48      Director, Legg
O'Brien (77)     since 2000  Investment Policy                   Mason, Inc.
                             Committee, Edward                   (financial
                             Jones, 1993 to 2001;                services
                             President, Securities               holding
                             Industry Association                company) since
                             ("SIA") (securities                 1993;
                             industry's                          formerly,
                             representative in                   Director,
                             government relations                Boston
                             and regulatory                      Financial
                             matters at the                      Group (real
                             federal and state                   estate and tax
                             levels),  1974 to                   shelters),
                             1992; Adviser to SIA,               1993 to 1999.
                             November 1992 to
                             November 1993.

--------------------------------------------------------------------------------
William E.         Trustee   Retired, Formerly,          48      Formerly,
Rulon (73)       since 1993  Senior Vice                         Director,
                             President, Foodmaker,               Pro-Kids Golf
                             Inc. (operator and                  and Learning
                             franchiser of                       Academy (teach
                             restaurants) until                  golf and
                             January 1997.                       computer usage
                                                                 to "at risk"
                                                                 children) 1998
                                                                 to 2006;
                                                                 formerly,
                                                                 Director,
                                                                 Prandium, Inc.
                                                                 (restaurants),
                                                                 March 2001 to
                                                                 July 2002.

--------------------------------------------------------------------------------
Cornelius T.       Trustee   Founding General            48      None.
Ryan (74)        since 2000  Partner, Oxford
                             Partners and Oxford
                             Bioscience Partners
                             (venture capital
                             investing) and
                             President, Oxford
                             Venture Corporation
                             since 1981.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND        OTHER
                  POSITION                            COMPLEX    DIRECTORSHIPS
                 AND LENGTH                         OVERSEEN BY   HELD OUTSIDE
NAME, AGE, AND    OF TIME          PRINCIPAL           FUND       FUND COMPLEX
ADDRESS (1)      SERVED (2)    OCCUPATION(S) (3)    TRUSTEE (4)  BY FUND TRUSTEE
--------------   ----------    -----------------    -----------  ---------------
--------------------------------------------------------------------------------
Tom D. Seip (56)   Trustee   General Partner, Seip       48      Director, H&R
                    since    Investments LP (a                   Block, Inc.
                 2000; Lead  private investment                  (financial
                 Independent partnership);                       services
                   Trustee   formerly, President                 company) since
                  beginning  and CEO, Westaff,                   May 2001;
                    2006     Inc. (temporary                     Director,
                             staffing), May 2001                 America One
                             to January 2002;                    Foundation
                             formerly, Senior                    since 1998;
                             Executive at the                    formerly
                             Charles Schwab                      Director,
                             Corporation, 1983 to                Forward
                             1999, including Chief               Management,
                             Executive Officer,                  Inc. (asset
                             Charles Schwab                      management
                             Investment                          company),
                             Management, Inc. and                1999 to 2006;
                             Trustee, Schwab                     formerly
                             Family of Funds and                 Director, E-Bay
                             Schwab Investments,                 Zoological
                             1997 to 1998, and                   Society, 1999
                             Executive Vice                      to 2003;
                             President-Retail                    formerly,
                             Brokerage, Charles                  Director,
                             Schwab Investment                   General Magic
                             Management,1994 to                  (voice
                             1997.                               recognition
                                                                 software), 2001
                                                                 to 2002;
                                                                 formerly,
                                                                 Director,
                                                                 E-Finance
                                                                 Corporation
                                                                 (credit
                                                                 decisioning
                                                                 services), 1999
                                                                 to 2003;
                                                                 formerly,
                                                                 Director,
                                                                 Save-Daily.com
                                                                 (micro
                                                                 investing
                                                                 services),
                                                                 1999 to 2003.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND        OTHER
                  POSITION                            COMPLEX    DIRECTORSHIPS
                 AND LENGTH                         OVERSEEN BY   HELD OUTSIDE
NAME, AGE, AND    OF TIME          PRINCIPAL           FUND       FUND COMPLEX
ADDRESS (1)      SERVED (2)    OCCUPATION(S) (3)    TRUSTEE (4)  BY FUND TRUSTEE
--------------   ----------    -----------------    -----------  ---------------
--------------------------------------------------------------------------------
Candace L.         Trustee   Private investor and        48      Director,
Straight (58)    since 1993  consultant                          National
                             specializing in the                 Atlantic
                             insurance industry;                 Holdings
                             formerly, Advisory                  Corporation
                             Director, Securitas                 (property and
                             Capital LLC (a global               casualty
                             private equity                      insurance
                             investment firm                     company) since
                             dedicated to making                 2004; Director,
                             investments in the                  The Proformance
                             insurance sector),                  Insurance
                             1998 to December 2002.              Company
                                                                 (personal lines
                                                                 propertyand
                                                                 casualty
                                                                 insurance
                                                                 company) since
                                                                 March 2004;
                                                                 Director,
                                                                 Providence
                                                                 Washington
                                                                 Insurance
                                                                 Company
                                                                 (property and
                                                                 casualty
                                                                 insurance
                                                                 company) since
                                                                 December 1998;
                                                                 formerly,
                                                                 Director,
                                                                 Summit Global
                                                                 Partners
                                                                 (insurance
                                                                 brokerage
                                                                 firm), 2000 to
                                                                 2005.)

--------------------------------------------------------------------------------
Peter P. Trapp     Trustee   Regional Manager for        48      None.
(61)             since 2000  Mid-Southern Region, Ford
                             Motor Credit Company
                             since September 1997;
                             formerly, President,
                             Ford Life Insurance
                             Company, April 1995
                             to August 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     NUMBER OF
                                                    PORTFOLIOS
                                                      IN FUND        OTHER
                  POSITION                            COMPLEX    DIRECTORSHIPS
                 AND LENGTH                         OVERSEEN BY   HELD OUTSIDE
NAME, AGE, AND    OF TIME          PRINCIPAL           FUND       FUND COMPLEX
ADDRESS (1)      SERVED (2)    OCCUPATION(S) (3)    TRUSTEE (4)  BY FUND TRUSTEE
--------------   ----------    -----------------    -----------  ---------------
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin*  President   Executive Vice             48       Director, Dale
(65)                and      President and Chief                 Carnegie and
                  Trustee    Investment Officer,                 Associates,
                since 2002   Neuberger Berman Inc.               Inc. (private
                             (holding company)                   company) since
                             since 2002 and 2003,                1998;
                             respectively;                       Director,
                             Managing Director and               Emagin Corp.
                             Chief Investment                    (public
                             Officer, Neuberger                  company) since
                             Berman since December               1997;
                             2005 and 2003,                      Director,
                             respectively;                       Solbright,
                             formerly, Executive                 Inc. (private
                             Vice President,                     company) since
                             Neuberger Berman,                   1998.
                             December 2002 to
                             2005; Director and
                             Chairman,
                             NB Management since
                             December 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup
                             Investments, Inc.,
                             September 1995 to
                             February 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup Inc.,
                             September 1995 to
                             February 2002.
--------------------------------------------------------------------------------
Peter E.          Chairman   Executive Vice              48      Director and
Sundman* (46)      of the    President, Neuberger                Vice
                  Board and  Berman Inc. (holding                President,
                   Trustee   company) since 1999;                Neuberger &
                    since    Head of Neuberger                   Berman Agency,
                    2000;    Berman Inc.'s Mutual                Inc. since
                    Chief    Funds Business (since               2000;
                  Executive  1999) and                           formerly,
                   Officer   Institutional                       Director,
                    since    Business (1999 to                   Neuberger
                    1999;    October 2005);                      Berman Inc.
                  President  responsible for                     (holding
                  from 1999  Managed Accounts                    company),
                   to 2000   Business and                        October 1999
                             intermediary                        to March 2003;
                             distribution since                  Trustee, Frost
                             October 2005;                       Valley YMCA;
                             President and                       Trustee,
                             Director, NB Management             College of
                             since 1999; Managing                Wooster.
                             Director, Neuberger
                             Berman since 2005;
                             formerly, Executive Vice
                             President, Neuberger
                             Berman, 1999 to December
                             2005; formerly,
                             Principal, Neuberger
                             Berman, 1997 to 1999;
                             formerly, Senior Vice
                             President, NB
                             Management, 1996 to
                             1999.

--------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

Information About the Officers of the Trust
-------------------------------------------

                                POSITION AND
                                  LENGTH OF
NAME, AGE, AND ADDRESS (1)     TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)
--------------------------     ---------------       ---------------------------

Andrew B. Allard (44)        Anti-Money Laundering   Senior   Vice    President,
                           Compliance Officer since  Neuberger   Berman    since
                                     2002            2006; Deputy General
                                                     Counsel, Neuberger Berman
                                                     since 2004; formerly, Vice
                                                     President, Neuberger
                                                     Berman, 2000 to 2006;
                                                     formerly, Associate General
                                                     Counsel, Neuberger Berman,
                                                     1999 to 2004; formerly,
                                                     Associate General Counsel,
                                                     NB Management, 1994 to
                                                     1999; Anti-Money Laundering
                                                     Compliance Officer, fifteen
                                                     registered investment
                                                     companies for which  NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (seven since
                                                     2002, three since 2003,
                                                     four since 2004 and one
                                                     since 2005).

Michael J. Bradler (36)       Assistant Treasurer    Vice President, Neuberger
                                  since 2005         Berman since 2006;
                                                     Employee, NB Management
                                                     since 1997; Assistant
                                                     Treasurer, fifteen
                                                     registered investment
                                                     companies for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (fifteen
                                                     since 2005).

Claudia A. Brandon (49)      Secretary since 1985    Vice President-Mutual Fund
                                                     Board Relations, NB
                                                     Management since 2000 and
                                                     Assistant Secretary since
                                                     2004; Vice President,
                                                     Neuberger Berman since 2002
                                                     and Employee since 1999;
                                                     formerly, Vice President,
                                                     NB Management, 1986 to
                                                     1999; Secretary, fifteen
                                                     registered investment
                                                     companies for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (three since
                                                     2000, four since 2002,
                                                     three since 2003, four
                                                     since 2004 and one since
                                                     2005).

Robert Conti (49)          Vice President since 2000 Senior Vice President,
                                                     Neuberger Berman since
                                                     2003; formerly, Vice
                                                     President, Neuberger
                                                     Berman, 1999 to 2003;
                                                     Senior Vice President, NB
                                                     Management since 2000;
                                                     formerly, Controller, NB
                                                     Management, 1994 to 1996;
                                                     formerly, Treasurer, NB
                                                     Management, 1996 to 1999;
                                                     Vice President, fifteen
                                                     registered investment
                                                     companies for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (three since
                                                     2000, four since 2002,
                                                     three since 2003, four
                                                     since 2004 and one since
                                                     2005).

                                POSITION AND
                                  LENGTH OF
NAME, AGE, AND ADDRESS (1)     TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)
--------------------------     ---------------       ---------------------------

Brian J. Gaffney (52)      Vice President since 2000 Managing Director,
                                                     Neuberger Berman since
                                                     1999; Senior Vice
                                                     President, NB Management
                                                     since 2000; formerly, Vice
                                                     President, NB Management,
                                                     1997 to 1999; Vice
                                                     President, fifteen
                                                     registered investment
                                                     companies for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (three since
                                                     2000, four since 2002,
                                                     three since 2003, four
                                                     since 2004 and one since
                                                     2005).

Maxine L. Gerson (55)     Chief Legal Officer        Senior  Vice President,
                          since 2005 (only for       Neuberger  Berman since
                          purposes of sections       2002;  Deputy  General
                          307 and 406 of the         Counsel and Assistant
                          Sarbanes-Oxley Act of      Secretary, Neuberger Berman
                          2002)                      since 2001; formerly, Vice
                                                     President, Neuberger
                                                     Berman, 2001 to 2002;
                                                     formerly, Associate General
                                                     Counsel, Neuberger Berman,
                                                     2001; formerly, Counsel,
                                                     Neuberger Berman, 2000;
                                                     Secretary and General
                                                     Counsel, NB Management
                                                     since 2004.

Sheila R. James (40)        Assistant Secretary      Employee, Neuberger Berman
                                since 2002           since 1999; formerly,
                                                     Employee, NB Management,
                                                     1991 to 1999; Assistant
                                                     Secretary, fifteen
                                                     registered investment
                                                     companies for which  NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (seven since
                                                     2002, three since  2003,
                                                     four since 2004 and one
                                                     since 2005).

Kevin Lyons (50)              Assistant Secretary    Employee, Neuberger Berman
                                  since 2003         since 1999; formerly,
                                                     Employee, NB Management,
                                                     1993 to 1999; Assistant
                                                     Secretary, fifteen
                                                     registered investment
                                                     companies for which  NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (ten since
                                                     2003, four since 2004 and
                                                     one since 2005).

John M. McGovern (36)     Treasurer and Principal    Vice President, Neuberger
                          Financial and Accounting   Berman since 2004;
                          Officer since 2005;        Employee, NB Management
                          prior thereto, Assistant   since 1993; Treasurer and
                          Treasurer since 2002       Principal Financial and
                                                     Accounting Officer, fifteen
                                                     registered investment
                                                     companies for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (fifteen
                                                     since 2005); formerly,
                                                     Assistant Treasurer,
                                                     fifteen registered
                                                     investment companies for
                                                     which NB Management acts as
                                                     investment manager and
                                                     administrator, 2002 to
                                                     2005.

                                POSITION AND
                                  LENGTH OF
NAME, AGE, AND ADDRESS (1)     TIME SERVED (2)       PRINCIPAL OCCUPATION(S) (3)
--------------------------     ---------------       ---------------------------

Frank Rosato (34)             Assistant Treasurer    Vice President, Neuberger
                                  since 2005         Berman since 2006;
                                                     Employee, NB Management
                                                     since 1995; Assistant
                                                     Treasurer, fifteen
                                                     registered investment
                                                     companies for which NB
                                                     Management acts as
                                                     investment manager and
                                                     administrator (fifteen
                                                     since 2005).

Frederic B. Soule (59)        Vice President         Senior Vice President,
                               since 2000            Neuberger Berman since
                                                     2003; formerly, Vice
                                                     President, Neuberger
                                                     Berman, 1999 to 2003;
                                                     formerly, Vice President,
                                                     NB Management, 1995 to
                                                     1999; Vice President,
                                                     fifteen registered
                                                     investment companies for
                                                     which NB Management acts as
                                                     investment manager and
                                                     administrator (three since
                                                     2000, four since 2002,
                                                     three since 2003, four
                                                     since 2004 and one since
                                                     2005).

Chamaine Williams (35)     Chief Compliance Officer  Vice President, Lehman
                                  since 2005         Brothers Inc. since 2003;
                                                     Chief Compliance Officer,
                                                     fifteen registered
                                                     investment companies for
                                                     which NB Management acts as
                                                     investment manager and
                                                     administrator (fifteen
                                                     since 2005); Chief
                                                     Compliance Officer,Lehman
                                                     Brothers Asset Management
                                                     Inc. since  2003; Chief
                                                     Compliance Officer, Lehman
                                                     Brothers Alternative
                                                     Investment Management LLC
                                                     since 2003; formerly, Vice
                                                     President, UBS Global Asset
                                                     Management (US) Inc.
                                                     (formerly, Mitchell
                                                     Hutchins Asset Management,
                                                     a wholly-owned subsidiary
                                                     of PaineWebber Inc.),
                                                     1997-2003.
--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
---------------------

      The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met seven times.

      ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman, NB Management and Lehman Brothers Asset Management LLC.

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times.

      EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee did not meet.

      GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2005, the Committee met five times.

      PORTFOLIO   TRANSACTIONS   AND  PRICING   COMMITTEE.   The   Portfolio
Transactions  and Pricing  Committee:  (a)  generally  monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are John Cannon, Faith Colish, Jack
L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met seven times.

      INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2005, the Committee met two times.

      The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and trustees who are employed by NB Management or its affiliates receive no salary or fees from the Trust. Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee receives $5,000 per year and each member of the Audit Committee, including the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone. No additional compensation is provided for service on any other Board committee. The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/05
                         ------------------------------


                                                        Total Compensation
                                  Aggregate          from Investment Companies
Name and Position with           Compensation         in the Neuberger Berman
the Trust                       from the Trust             Fund Complex
----------------------          --------------             ------------
INDEPENDENT FUND TRUSTEES

John Cannon                        $15,892                  $87,339
Trustee

Faith Colish                       $14,824                  $81,386
Trustee

C. Anne Harvey                     $14,824                  $81,386
Trustee

Barry Hirsch                       $14,824                  $81,386
Trustee

Robert A. Kavesh                   $14,824                  $81,386
Trustee

                                                        Total Compensation
                                  Aggregate          from Investment Companies
Name and Position with           Compensation         in the Neuberger Berman
the Trust                       from the Trust             Fund Complex
----------------------          --------------             ------------
Howard A. Mileaf                   $15,005                  $82,363
Trustee

Edward I. O'Brien                  $14,824                  $81,386
Trustee

William E. Rulon                   $14,824                  $81,386
Trustee

Cornelius T. Ryan                  $16,761                  $92,280
Trustee

Tom Decker Seip                    $15,687                  $86,339
Trustee

Candace L. Straight                $14,824                  $81,386
Trustee

Peter P. Trapp                     $15,892                  $87,339
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                        $0                      $0
President and Trustee

Peter E. Sundman                      $0                      $0
Chairman of the Board, Chief
Executive Officer and Trustee


      On December 31, 2005, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

Ownership of Securities
-----------------------

      Set forth below is the dollar range of securities owned by each Fund Trustee as of December 31, 2005.

-----------------------------
                 Strategic
                 Income
-----------------------------
John Cannon          A
-----------------------------
Faith Colish         A
-----------------------------
C. Anne Harvey       A
-----------------------------
Barry Hirsch         A
-----------------------------
Robert A. Kavesh     A
-----------------------------
Howard A. Mileaf     A
-----------------------------
William E. Rulon     A
-----------------------------
Cornelius T. Ryan    A
-----------------------------
Tom Decker Seip      A
-----------------------------

-----------------------------
                 Strategic
                 Income
-----------------------------
Candace L. Straight  A
-----------------------------
Peter P. Trapp       A
-----------------------------
Edward I. O'Brien    A
-----------------------------
Jack L. Rivkin       A
-----------------------------
Peter E. Sundman     A
-----------------------------

A = None B =  $1-$10,000  C = $10,000 -  $50,000 D =  $50,000-$100,000
E = over $100,000



The following table shows the aggregate dollar range that each Trustee held in all the funds in the Neuberger Berman Fund Family.

--------------------------------------------------------------------------------
                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE             TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                                       Over $100,000
--------------------------------------------------------------------------------
Faith Colish                                                      Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                                                 $50,000-$100,000
--------------------------------------------------------------------------------
Barry Hirsch                                                      Over $100,000
--------------------------------------------------------------------------------
Robert A. Kavesh                                                $10,000-$50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                                                  Over $100,000
--------------------------------------------------------------------------------
Edward I. O'Brien                                                 Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                                                     $1-$10,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                                                 Over $100,000
--------------------------------------------------------------------------------
Tom Decker Seip                                                   Over $100,000
--------------------------------------------------------------------------------
Candace L. Straight                                               Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                                                    Over $100,000
--------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                                             None
--------------------------------------------------------------------------------
Peter E. Sundman                                                  Over $100,000
--------------------------------------------------------------------------------
    * Valuation as of December 31, 2005.

Independent Fund Trustees Ownership of Securities
-------------------------------------------------

      No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

      NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

      NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, presently serve as trustees and/or officers of the Trust. See "Trustees and Officers." The Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

      NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Trust dated November 3, 2003 ("Administration Agreement"). For such administrative services, the Institutional Class of the Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

      Under the Administration Agreement for the Institutional Class of shares, NB Management also provides to the Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

      From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Management and Administration Fees
----------------------------------

      For investment management services, the Fund pays NB Management a fee at the annual rate of 0.60% of average daily net assets.

      NB Management provides administrative services to the Fund that include furnishing facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, the


Institutional Class of the Fund pays NB Management at the annual rate of 0.15% of that Class's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement and may compensate broker-dealers, banks, third-party administrators and other institutions that provide such services.

      The Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2005, 2004, and 2003:

                                      MANAGEMENT AND ADMINISTRATION FEES
                                           ACCRUED FOR FISCAL YEARS
                                               ENDED OCTOBER 31
                                               ----------------

Institutional Class                   2005           2004          2003
-------------------                   ----           ----          ----

STRATEGIC INCOME                    $232,834        $203,654      $52,493*

*  For  the  period  from  July 11,   2003  (commencement  of  operations)  to
October 31, 2003.

Waivers and Reimbursements
--------------------------

      NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a class-by-class basis. If any Fund is omitted from the descriptions of the class-by-class waivers or reimbursements below, that class of the Fund is not subject to any waivers or reimbursements.

Institutional Class
-------------------

      NB Management has contractually undertaken to reimburse the Institutional Class of the Fund so that the total operating expenses of the Institutional
Class (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) are limited to 0.85% of average daily net assets. This undertaking lasts until October 31, 2016. The Institutional Class of the Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 0.85% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

       For the fiscal years ended October 31, 2005, 2004, and 2003, NB Management reimbursed the Fund the following amounts of expenses:

Institutional Class                   2005           2004          2003
-------------------                   ----           ----          ----

STRATEGIC INCOME                    $297,154       $240,824      $204,845*

* For the period from July 11, 2003 (commencement of operations) to October 31, 2003.

      The Management Agreement continues until October 31, 2006. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

      The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. The Agreement terminates automatically if it is assigned.

Sub-Adviser
-----------

      NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

      The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

      The Sub-Advisory Agreement continues until October 31, 2006 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

      Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.





Portfolio Manager Information
-----------------------------

      Other Accounts Managed
      ----------------------

      The Portfolio Managers of the Fund as of December 31, 2005 are Ann Benjamin, Steven Brown, Ted Giuliano, Richard Levine, John Lovito, Thomas O'Reilly, and Jack Rivkin.

      The table below describes the other accounts of the Trust for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2005.

                                              NUMBER OF
                                  TOTAL        ACCOUNTS     ASSETS MANAGED FOR
                     NUMBER      ASSETS      MANAGED FOR    WHICH ADVISORY FEE
                     OF          MANAGED    WHICH ADVISORY          IS
                     ACCOUNTS      ($           FEE IS       PERFORMANCE-BASED
  TYPE OF ACCOUNT     MANAGED   MILLIONS)  PERFORMANCE-BASED   ($ MILLIONS)

ANN BENJAMIN*

Registered                   2    $  723           0               $  0
Investment Companies

Other Pooled                 1    $   37           0               $  0
Investment Vehicles

Other Accounts              46    $5,738           2               $929

STEVEN BROWN

Registered                   5    $1,853           0               $  0
Investment Companies

Other Pooled                 0    $    0           0               $  0
Investment Vehicles

Other Accounts               5    $  509           0               $  0

TED GIULIANO

Registered                   5    $1,432           0               $  0
Investment Companies

Other Pooled                 0    $    0           0               $  0
Investment Vehicles

Other Accounts          12,864    $9,657           0               $  0

RICHARD LEVINE

Registered                   1    $   26           0               $  0
Investment Companies

Other Pooled                 0    $    0           0               $  0
Investment Vehicles

Other Accounts           1,975    $2,420           0               $  0

JOHN LOVITO

Registered                   1    $   26           0               $  0
Investment Companies

Other Pooled                 0    $    0           0               $  0
Investment Vehicles

Other Accounts              45    $  241           0               $  0

THOMAS O'REILLY*

Registered                   2    $  723           0               $  0
Investment Companies

Other Pooled                 1    $   37           0               $  0
Investment Vehicles

Other Accounts              46    $5,738           2               $929

JACK RIVKIN

Registered                   1    $   26           0               $  0
Investment Companies

Other Pooled                 0    $    0           0               $  0
Investment Vehicles

Other Accounts               0    $    0           0               $  0

* The information provided for Ms. Benjamin and Mr. O'Reilly is as of 12/31/05 because they were not portfolio managers of Neuberger Berman Strategic Income Fund at the end of the fiscal year.

      Conflicts of Interest
      ---------------------

      Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      Compensation
      ------------

      A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.


      The Fund's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

      OWNERSHIP OF SECURITIES

      Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Neuberger Berman Strategic Income Fund as of October 31, 2005.

--------------------------------------------------------------------------------

                                                                 DOLLAR RANGE OF
                                                               EQUITY SECURITIES
PORTFOLIO MANAGER                                              OWNED IN THE FUND
--------------------------------------------------------------------------------
Ann Benjamin*                                                        A
--------------------------------------------------------------------------------
Steven Brown                                                         A
--------------------------------------------------------------------------------
Ted Giuliano                                                         A
--------------------------------------------------------------------------------
Richard Levine                                                       F
--------------------------------------------------------------------------------
John Lovito                                                          A
--------------------------------------------------------------------------------
Thomas O'Reilly*                                                     A
--------------------------------------------------------------------------------
Jack Rivkin                                                          A
--------------------------------------------------------------------------------
* The information provided for Ms. Benjamin and Mr. O'Reilly is as of 12/31/05 because they were not portfolio managers of Neuberger Berman Strategic Income Fund at the end of the fiscal year.

      A = NONE                                        E = $100,001-$500,000

      B = $1-$10,000                                  F = $500,001-$1,000,000

      C = $10,001 - $50,000                           G = OVER $1,000,001

      D =$50,001-$100,000


Investment Companies Managed
----------------------------

As of December 31, 2005, the investment companies managed by NB Management had aggregate net assets of approximately $32.5 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                    Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

National Municipal Money Fund.....................................$200,000,010

Neuberger Berman Cash Reserves....................................$485,037,514

Neuberger Berman Government Money Fund............................$345,418,424

Neuberger Berman High Income Bond Fund............................$718,594,320

                                                                    Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

Lehman Brothers Core Bond Fund.....................................$74,844,999

Lehman Brothers Municipal Money Fund..............................$549,239,538

Lehman Brothers New York Municipal Money Fund.....................$100,000,010

Neuberger Berman Limited Maturity Bond Fund.......................$168,896,013

Neuberger Berman Municipal Securities Trust........................$33,794,361

Neuberger Berman Strategic Income Fund.............................$24,843,484

Tax-Free Money Fund...............................................$400,000,010

Neuberger Berman Century Fund..................................... $10,654,095

Neuberger Berman Fasciano Fund....................................$551,036,534

Neuberger Berman Focus Fund.....................................$1,274,540,064

Neuberger Berman Genesis Fund..................................$11,401,947,862

Neuberger Berman Guardian Fund..................................$1,597,621,128

Neuberger Berman International Fund.............................$1,106,888,777

Neuberger Berman International Institutional Fund.................$174,192,576

Neuberger Berman Manhattan Fund...................................$359,824,631

Neuberger Berman Millennium Fund...................................$55,534,491

Neuberger Berman Partners Fund..................................$2,981,981,082

Neuberger Berman Real Estate Fund..................................$47,193,989

Neuberger Berman Regency Fund.....................................$157,074,388

Neuberger Berman Socially Responsive Fund.........................$539,777,741

Neuberger Berman Advisers Management Trust......................$2,477,302,428

Neuberger Berman Intermediate Municipal Fund Inc..................$485,828,721

Neuberger Berman California Intermediate Municipal Fund Inc.......$159,766,066

                                                                    Approximate
                                                                   Net Assets at
Name                                                           December 31, 2005
----                                                           -----------------

Neuberger Berman New York Intermediate Municipal Fund Inc.........$129,176,653

Neuberger Berman Real Estate Income Fund Inc......................$144,708,907

Neuberger Berman Realty Income Fund Inc...........................$820,794,596

Neuberger Berman Real Estate Securities Income Fund Inc...........$797,950,554

Neuberger Berman Income Opportunity Fund Inc......................$416,804,093

Neuberger Berman Dividend Advantage Fund Inc. ....................$179,585,351

Institutional Liquidity Portfolio...............................$2,126,828,567

Prime Portfolio.................................................$1,860,550,502


      The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

      There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

      The Trust, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund's Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman
------------------------------------------------------------

      Neuberger Berman, Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust. The directors, officers and/or employees of Lehman Brothers Asset
Management who are deemed "control persons," all of whom have offices at the same address as the Lehman Brothers Asset Management, are: Theodore P. Janulis, Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

      Lehman Brothers is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman
Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

      According to a Schedule 13G jointly filed on February 14, 2005 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 12,161,892 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 5,998,759 of such shares, shared voting power with respect to 1,562,204 of such shares, sole dispositive power with respect to 12,160,907 of such shares, and shared dispositive power with respect to 985 of such shares, and (b) 12,117,617 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, NY 10104.

                            DISTRIBUTION ARRANGEMENTS

      The Fund offers one class of shares, known as Institutional Class.

Distributor
-----------

      NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Institutional Class shares are offered on a no-load basis.

      In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Institutional Class shares, a continuous offering, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

      For the Fund's Institutional Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

      From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

      The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to each Class ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2006. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

      The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Institutional Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to the Class (the market value of the securities the Fund holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

      The Fund values its fixed income securities, on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

      The Fund values its equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

      If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

      The Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

      If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Board has authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

      If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

      The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

      As noted in the Prospectus, the Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4 p.m. The NYSE may occasionally close early, E.G. on the eve of a major holiday or because of a local emergency, such as a blizzard. On those days, the Fund will generally price its shares as of the earlier closing time.

Redemptions in Kind
-------------------

      The Fund reserves the right, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of Fund shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund distributes to its Institutional Class shareholders substantially all of its net investment income (after deducting expenses attributable to the Class), and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it earns or realizes. The Fund's net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and net gains and losses are reflected in the Fund's NAV until distributed. The Fund calculates its net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time).

      Income dividends are declared and paid quarterly. These dividends may include a portion of realized gains or losses on foreign currency, which are classified for tax purposes as ordinary income or loss. Distributions of net realized capital gains, if any, normally are paid once annually, in December, together with any foreign currency gain or loss not previously distributed.

      The Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

      A shareholder's cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

      Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Fund
--------------------

      To continue to qualify for treatment as a RIC under the Code, the Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and
(b) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QTPT") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs.

      By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the federal income tax rate for net capital gain - a maximum of 15%) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the Excise Tax.

      Interest and dividends the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The use by the Fund of hedging strategies, such as writing (selling) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      The Fund's exchange-traded Futures Contracts, "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index), and certain foreign currency contracts that are subject to section 1256 of the Code (collectively "Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of its taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. Section 1256 contracts are also marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

      Section 988 of the Code also may apply to Forward Contracts and options and Futures on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

      When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

      If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a Futures or Forward Contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      The Fund may invest in bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a market discount bond purchased by the Fund (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity, unless the Fund elects to accrue market discount on a constant interest basis. In lieu of treating the disposition gain as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      The Fund may acquire zero coupon or other securities issued with OID. The Fund may also acquire pay-in-kind securities, which pay interest through the issuance of additional securities. As a holder of those securities, the Fund must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of the Fund's securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the Income Requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees' thereof but nevertheless indicate the Service's view of federal tax matters) holding that a RIC that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the Diversification Requirement.

      The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, some of a REIT's income attributable to such an interest (an "excess inclusion") may be allocated to the REIT's shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC's excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC's shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

Taxation of the Fund's Shareholders
-----------------------------------

      If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.

      Dividends a Fund pays to a foreign shareholder other than dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The 2004 Act, however, created two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," that, if properly designated by a Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008.

                             PORTFOLIO TRANSACTIONS

      Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

      In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

      Neuberger Berman and Lehman Brothers act as principal brokers for Neuberger Berman STRATEGIC INCOME Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.

      For the period from July 11, 2003 (commencement of operations) to October 31, 2003, Neuberger Berman STRATEGIC INCOME Fund paid brokerage commissions of $13,730, of which $7,695 was paid to Neuberger Berman and $0 was paid to Lehman Brothers. During the fiscal year ended October 31, 2004, Neuberger Berman STRATEGIC INCOME Fund paid brokerage commissions of $27,037, of which $670 was paid to Neuberger Berman and $5,976 was paid to Lehman Brothers.

     During the fiscal year ended October 31, 2005, Neuberger Berman STRATEGIC INCOME Fund paid brokerage commissions of $28,834, of which $1,287 was paid to Neuberger Berman and $6,381 was paid to Lehman Brothers. During the fiscal year ended October 31, 2005, transactions in which the Fund used Neuberger Berman as broker comprised 5.13% of the aggregate dollar amount of transactions involving the payment of commissions, and 4.46% of the aggregate brokerage commissions paid by the Fund. During the fiscal year ended October 31, 2005, transactions in which the Fund used Lehman as broker comprised 23.96% of the aggregate dollar amount of transactions involving the payment of commissions, and 22.13% of the aggregate brokerage commissions paid by the Fund. 100% of the $27,547 paid to other brokers and Lehman by that Fund during that fiscal year (representing commissions on transactions involving approximately $13,704,254.67 was directed to those brokers at least partially on the basis of research services they provided.

     During the fiscal year ended October 31, 2005, Neuberger Berman STRATEGIC INCOME Fund acquired securities of the following of its "regular brokers or dealers": Credit Suisse First Boston Corp.. At October 31, 2005, that Fund held the securities of its "regular brokers or dealers" with an aggregate value as follows: Banc of America Securities, LLC, $154,161; Goldman, Sachs & Co., $113,244; J.P. Morgan Chase & Co., $121,386; Merrill Lynch, Pierce, Fenner & Smith Inc., $116,952; and State Street Bank & Trust Company, $2,140,000.


      No affiliate of any Fund receives give-ups or reciprocal business in connection with its portfolio transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

      The Fund may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated
Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

   In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

      The use of Neuberger Berman and Lehman Brothers as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

      Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger

Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

      A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

      To ensure that accounts of all investment clients, including the Neuberger Berman STRATEGIC INCOME Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

      Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

      The Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

      In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

      A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

      The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts.

On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.





Portfolio Turnover
------------------

       The Fund calculates its portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting
------------

      The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

      Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

      Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

      In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy
------------------------------------

      The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the "Potential Recipients") unless such disclosure is consistent with the Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

      NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The Fund's President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures
----------------------------------------

      Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the Fund's President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to Neuberger Berman Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

      Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund's Chief Compliance Officer, the Board of Directors reviews the Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

      Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman ("Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund shareholders. The Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or the be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients
--------------------------------------

      The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

      STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

      OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUND. The Fund may also disclose portfolio holdings information prior to their being made public to its independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund. In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      RATING, RANKING AND RESEARCH AGENCIES. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund's top 10 holdings. No compensation is received by the Fund, NB Management, Lehman Brothers Asset Management, Neuberger Berman or any other person in connection with the disclosure of this information. The Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

                             REPORTS TO SHAREHOLDERS

      Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

      The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Income Funds."

      DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

      SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

      CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

      OTHER. Because Institutional Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

      The Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of the Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Institutional Class correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

                                  LEGAL COUNSEL

      The Fund has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of January 31, 2006, the following are all of the beneficial and record owners of more than five percent of each Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

--------------------------------------------------------------------------------
FUND                        NAME & ADDRESS                   PERCENT OWNED
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND       Lehman Brothers, Inc.               14.05%
INSTITUTIONAL CLASS         70 Hudson Street, 7th Floor
                            Jersey City, NJ 07302
--------------------------------------------------------------------------------
                            Lehman Brothers, Inc.                7.70%
                            70 Hudson Street, 7th Floor
                            Jersey City, NJ 07302

--------------------------------------------------------------------------------


                             REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

      Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended October 31, 2005:

            The audited financial statements of the Funds and notes thereto for the fiscal year ended October 31, 2005, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Funds.

                                                                      Appendix A

               RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

      S&P CORPORATE BOND RATINGS:

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


      MOODY'S CORPORATE BOND RATINGS:
      -------------------------------

      Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P COMMERCIAL PAPER RATINGS:
      -----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

      MOODY'S COMMERCIAL PAPER RATINGS:
      ---------------------------------

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

   -     Leading market positions in well-established industries.

   -     High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.